As filed with the Securities and Exchange Commission on April 29, 2004

                                                             File Nos. 33-18516
                                                                       811-5387

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.  _____

Post-Effective Amendment No.  33                         (X)
                              --

                                     and/or

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1940

Amendment No.  34                                        (X)
               --

                       FRANKLIN MUTUAL SERIES FUND INC.
                       --------------------------------
              (Exact Name of Registrant as Specified in Charter)

               51 John F. Kennedy Parkway, Short Hills, NJ 07078
               -------------------------------------------------
              (Address of Principal Executive Offices)(Zip Code)

                                  (201)912-2100
             (Registrant's Telephone Number, Including Area Code)

        Murray L. Simpson, One Franklin Parkway, San Mateo, CA 94403-906
       ----------------------------------------------------------------
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective on (check appropriate box)

   [ ] immediately upon filing pursuant to paragraph (b)
   [x] on May 1, 2004 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] on (date) pursuant to paragraph (a) (1)
   [ ] 75 days after filing pursuant to paragraph (a)(2)
   [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.








MAY 1, 2004


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


PROSPECTUS

FRANKLIN MUTUAL SERIES FUND INC.


Mutual Beacon Fund - Class A, B & C
Mutual Financial Services Fund - Class A, B & C
Mutual Qualified Fund - Class A, B & C
Mutual Shares Fund - Class A, B, C & R
Mutual Discovery Fund - Class A, B, C & R
Mutual European Fund - Class A, B & C

















[Insert FRANKLIN(R)TEMPLETON(R)INVESTMENTS logo]





CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


Mutual Beacon Fund; Mutual Qualified Fund;
Mutual Shares Fund; Mutual Discovery Fund ................................... 2

Mutual Financial Services Fund.............................................. 21

Mutual European Fund........................................................ 32

More Information on Investment
Policies, Practices and Risks............................................... 42

Management.................................................................. 45

Distributions and Taxes..................................................... 48

Financial Highlights........................................................ 50

YOUR ACCOUNT


[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]


Choosing a Share Class...................................................... 70

Buying Shares............................................................... 77

Investor Services........................................................... 80

Selling Shares.............................................................. 83

Exchanging Shares........................................................... 86

Account Policies............................................................ 99

Questions.................................................................. 104


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover



MUTUAL BEACON FUND
MUTUAL QUALIFIED FUND
MUTUAL SHARES FUND
MUTUAL DISCOVERY FUND

GOALS AND STRATEGIES


GOALS

The principal investment goal of Mutual Beacon, Mutual Qualified and Mutual Shares is capital appreciation, which may occasionally be short-term. Their secondary goal is income. Mutual Discovery's investment goal is capital appreciation.


MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Funds invest mainly in equity securities (including securities convertible into, or that the manager expects to be exchanged for, common or preferred stock) of companies of any nation that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, each Fund primarily invests in:

o UNDERVALUED SECURITIES Securities trading at a discount to intrinsic value.

And, to a lesser extent, each Fund also invests in:

o RISK ARBITRAGE SECURITIES Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the manager believes are cheap relative to an economically equivalent security of the same or another company.


o DISTRESSED COMPANIES Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.


[Begin callout]
The Funds invest mainly in equity securities of U.S. and foreign companies the manager believes are undervalued.
[End callout]


In pursuit of its value-oriented strategy, the Funds are not limited to pre-set maximums governing the size of the companies in which they may invest. However, the Funds invest primarily in mid- and large-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. Each Fund also may invest a significant portion of its assets in small-cap companies.

While the Funds generally purchase securities for investment purposes, the manager may seek to influence or control management, or invest in other companies that do so, when the manager believes a Fund may benefit.


The Mutual Beacon and Mutual Shares Funds expect to invest a significant portion (up to 35%) of their assets in foreign securities, Mutual Qualified expects to invest a substantial portion (up to, but less than, 50%) of its assets in foreign securities and Mutual Discovery also expects to invest substantially and may invest most (up to 100%) in foreign securities, which may include sovereign debt and participations in foreign government debt. The Funds may attempt, from time to time, to hedge (protect) against currency risks, largely using forward currency exchange contracts (Hedging Instruments), when, in the manager's opinion, it would be advantageous to the Fund to do so.

The Funds' investments in Distressed Companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or insurance companies. By purchasing all or a part of a company's direct indebtedness, a Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Funds generally make such investments to achieve capital appreciation, rather than to seek income.

The Funds may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Funds generally buy the security that the manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Funds attempt to profit from a perceived relationship between the values of the two securities. The Funds generally engage in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

PORTFOLIO SELECTION
The manager employs a research driven, fundamental value strategy for each of the Funds. In choosing equity investments, the manager focuses on the market price of a company's securities relative to the manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

DIFFERENCES BETWEEN THE FUNDS
Although the manager follows a similar strategy in choosing investments for each of the Funds, there are certain differences. First, the Funds vary in size; second, each Fund has a different team of portfolio managers who have primary responsibility for selecting investments. Third, although the Funds may invest a portion of their assets in foreign securities, the proportion so invested will vary. Finally the Funds may allocate foreign investments to different geographic areas. As a result of these differences, the performance of the four Funds will vary.

MAIN RISKS

STOCKS
While stocks, as a class, have historically outperformed other types of investments over the long term, individual stock prices tend to go up and down more dramatically than many other types of investments over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company's earnings, management, or accounting practices can cause its stock price to decline, or a negative industry-wide event or broad-based market drop can cause the stock prices of many companies to decline.

VALUE INVESTING
Value investments may not increase in price as anticipated by the manager, and may decline even further if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the events or factors that the manager believes will increase a security's market value do not occur.

The Funds' bargain-driven focus may result in a Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled to levels considered "cheap" in the manager's opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market or losing more value.

RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES
A merger or other restructuring or tender or exchange offer proposed at the time a Fund invests in Risk Arbitrage Securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Also, debt obligations of Distressed Companies typically are unrated, lower-rated, in default or close to default and may become worthless.

[Begin callout]
Because the securities the Funds hold fluctuate in price, the value of your investment in a Fund will go up and down. You could lose money.
[End callout]

FOREIGN SECURITIES
Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks, which can increase the potential for losses in the Funds and affect their share price, are discussed in more detail beginning on page 42.

SMALLER AND MID-SIZE COMPANIES
While smaller companies, and to some extent mid-size companies, may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of such companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and mid-size companies to changing economic conditions.

In addition, small and mid-size companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.


CREDIT
An issuer may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact performance.

LOWER-RATED AND UNRATED DEBT SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," and the type of unrated debt securities purchased by the Funds, generally are considered to have more risk than higher-rated securities.


They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations, such as the Funds, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Funds take on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the company issuing the underlying indebtedness.


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


PERFORMANCE

These bar charts and tables show the volatility of each Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The tables show how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. A Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

MUTUAL BEACON FUND
CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]



5.21%  25.40% 20.75% 22.55% 2.02% 16.40% 13.89% 5.78% -11.41% 28.99%
----------------------------------------------------------------------
  94     95     96    97    98     99     00    01      02       03
                              YEAR

------------------------------------------------------------
Best Quarter:                             Q2 '03      14.21%
------------------------------------------------------------
Worst Quarter:                            Q3 '98     -17.67%
------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS       FOR THE PERIODS ENDED DECEMBER 31, 2003
----------------------------------------------------------------------
                                     1 YEAR     5 YEARS     10 YEARS
----------------------------------------------------------------------
Mutual Beacon Fund - Class A/2
----------------------------------------------------------------------
Return Before Taxes                   21.54%      8.59%      11.64%
----------------------------------------------------------------------
Return After Taxes on Distributions   21.13%      6.46%       8.92%
----------------------------------------------------------------------
Return After Taxes on                 14.16%      6.32%       8.65%
Distributions and Sale of Fund
Shares
----------------------------------------------------------------------
S&P 500(R)Index/3                     28.67%     -0.57%      11.06%
----------------------------------------------------------------------
(index reflects no deduction for fees, expenses, or taxes)


                                    1 YEAR     5 YEARS     10 YEARS
----------------------------------------------------------------------
Mutual Beacon Fund - Class B/2         24.22%      8.86%      11.73%
----------------------------------------------------------------------
S&P 500(R)Index/3                      28.67%     -0.57%      11.06%
----------------------------------------------------------------------

                                    1 YEAR     5 YEARS     10 YEARS
----------------------------------------------------------------------
Mutual Beacon Fund - Class C/2         26.01%      8.98%      11.47%
----------------------------------------------------------------------
S&P 500(R)Index/3                      28.67%     -0.57%      11.06%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was 3.63% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. Before November 1, 1996, only a single class of Fund shares was offered without a sales charge and Rule 12b-1 fees. All Fund returns shown reflect a restatement of the original class to include the Rule 12b-1 fees as though in effect from the Fund's inception.
3. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


MUTUAL QUALIFIED FUND
CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

5.30%  26.13% 20.75%  24.44% 0.15% 13.27% 13.81%  7.85% -13.00% 29.98%
----------------------------------------------------------------------
  94     95     96      97    98    99     00     01     02      03
                               YEAR

------------------------------------------------------------
Best Quarter:                             Q2 '03      14.63%
------------------------------------------------------------
Worst Quarter:                            Q3 '98     -17.73%
------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS           FOR THE PERIODS ENDED DECEMBER 31, 2003
----------------------------------------------------------------------
                                       1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------
Mutual Qualified Fund - Class A/2
----------------------------------------------------------------------
Return Before Taxes                     22.50%     8.19%     11.47%
----------------------------------------------------------------------
Return After Taxes on Distributions     22.04%     6.21%      8.76%
----------------------------------------------------------------------
Return After Taxes on Distributions     14.80%     6.09%      8.53%
and Sale of Fund Shares
----------------------------------------------------------------------
S&P 500(R)Index/3                       28.67%    -0.57%     11.06%
----------------------------------------------------------------------
(index reflects no deduction for fees, expenses, or taxes)


                                        1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------
Mutual Qualified Fund - Class B/2        25.22%     8.50%     11.59%
----------------------------------------------------------------------
S&P 500(R)Index/3                        28.67%    -0.57%     11.06%
----------------------------------------------------------------------


                                        1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------
Mutual Qualified Fund - Class C/2        26.88%     8.56%     11.29%
----------------------------------------------------------------------
S&P 500(R)Index/3                        28.67%    -0.57%     11.06%
----------------------------------------------------------------------

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004 the Fund's year-to-date return was 3.37% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. Before November 1, 1996, only a single class of Fund shares was offered without a sales charge and Rule 12b-1 fees. All Fund returns shown reflect a restatement of the original class to include the Rule 12b-1 fees as though in effect from the Fund's inception.
3. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



MUTUAL SHARES FUND
CLASS A ANNUAL TOTAL RETURNS/1

                               [Insert bar graph]

4.13%  28.60% 20.31% 26.01% 0.01% 14.63% 13.42% 5.94%  -11.20% 26.18%
----------------------------------------------------------------------
  94     95     96     97    98     99     00     01     02     03
                               YEAR

------------------------------------------------------------
Best Quarter:                             Q4 '98      13.24%
------------------------------------------------------------
Worst Quarter:                            Q3 '98     -17.03%
------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS         FOR THE PERIODS ENDED DECEMBER 31, 2003
----------------------------------------------------------------------
                                     1 YEAR      5 YEARS   10 YEARS
----------------------------------------------------------------------
Mutual Shares Fund - Class A/2
----------------------------------------------------------------------
Return Before Taxes                    18.95%      7.78%     11.44%
----------------------------------------------------------------------
Return After Taxes on Distributions    18.53%      5.74%      8.61%
----------------------------------------------------------------------
Return After Taxes on Distributions    12.43%      5.65%      8.39%
and Sale of Fund Shares
----------------------------------------------------------------------
S&P 500(R)Index/3                        28.67%     -0.57%     11.06%
----------------------------------------------------------------------
(index reflects no deduction for fees, expenses, or taxes)


                                       1 YEAR     5 YEARS   10 YEARS
----------------------------------------------------------------------
Mutual Shares Fund - Class B/2          21.41%      8.06%     11.55%
----------------------------------------------------------------------
S&P 500(R)Index/3                       28.67%     -0.57%     11.06%
----------------------------------------------------------------------

                                       1 YEAR     5 YEARS   10 YEARS
----------------------------------------------------------------------
Mutual Shares Fund - Class C/2          23.11%      8.13%     11.25%
----------------------------------------------------------------------
S&P 500(R)Index/3                       28.67%     -0.57%     11.06%
----------------------------------------------------------------------


----------------------------------------------------------------------
                                       1 YEAR     5 YEARS   10 YEARS
----------------------------------------------------------------------
Mutual Shares Fund - Class R/4          25.02%      8.91%     11.82%
----------------------------------------------------------------------
S&P 500(R)Index/3                       28.67%     -0.57%     11.06%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was 3.21% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. Before November 1, 1996, only a single class of Fund shares was offered without a sales charge and Rule 12b-1 fees. All Fund returns shown reflect a restatement of the original class to include the Rule 12b-1 fees as though in effect from the Fund's inception.
3. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Effective January 1, 2002, the Fund began offering Class R shares to certain eligible investors as described in the prospectus. This share class does not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class Z performance, excluding the effect of Class R's Rule 12b-1 fee and the 1% contingent deferred sales charge, as applicable; and (b) for periods after January 1, 2002, Class R standardized performance quotations are calculated as described below.


MUTUAL DISCOVERY FUND
CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

3.20%  28.13% 24.42% 22.47% -2.37% 26.38% 12.26% 0.86% -9.39% 31.13%
---------------------------------------------------------------------
  94     95     96     97     98     99     00    01     02     03
                                YEAR

------------------------------------------------------------
Best Quarter:                             Q2 '03      15.46%
------------------------------------------------------------
Worst Quarter:                            Q3 '98     -19.55%
------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS         FOR THE PERIODS ENDED DECEMBER 31, 2003
----------------------------------------------------------------------
                                     1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------------
Mutual Discovery Fund - Class A/2
----------------------------------------------------------------------
Return Before Taxes                  23.59%       9.89%      12.17%
----------------------------------------------------------------------
Return After Taxes on                23.13%       7.81%       9.63%
Distributions
----------------------------------------------------------------------
Return After Taxes on                15.66%       7.44%       9.22%
Distributions and Sale of Fund
Shares
----------------------------------------------------------------------
S&P 500(R)Index/3                    28.67%      -0.57%      11.06%
----------------------------------------------------------------------
MSCI World Index/4                    33.76%      -0.39%       7.58%
----------------------------------------------------------------------
(indexes reflect no deduction for fees, expenses, or taxes)


----------------------------------------------------------------------
                                     1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------------
Mutual Discovery Fund - Class B/2     26.22%      10.20%      12.28%
----------------------------------------------------------------------
S&P 500(R)Index/3                     28.67%      -0.57%      11.06%
----------------------------------------------------------------------
MSCI World Index/4                    33.76%      -0.39%       7.58%


----------------------------------------------------------------------
                                     1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------------
Mutual Discovery Fund - Class C/2     28.02%      10.26%      12.00%
----------------------------------------------------------------------
S&P 500(R)Index/3                     28.67%      -0.57%      11.06%
----------------------------------------------------------------------
MSCI World Index/4                    33.76%      -0.39%       7.58%
----------------------------------------------------------------------


                                     1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------------
Mutual Discovery Fund - Class R/5     29.87%      11.03%      12.61%
----------------------------------------------------------------------
S&P 500(R)Index/3                     28.67%      -0.57%      11.06%
----------------------------------------------------------------------
MSCI World Index/4                    33.76%      -0.39%       7.58%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was 3.97% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. Before November 1, 1996, only a single class of Fund shares was offered without a sales charge and Rule 12b-1 fees. All Fund returns shown reflect a restatement of the original class to include the Rule 12b-1 fees as though in effect from the Fund's inception.
3. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal (MSCI World Index). The unmanaged Morgan Stanley Capital International (MSCI) World Index tracks the performance of approximately 1,500 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
5. Effective January 1, 2002, the Fund began offering Class R shares to certain eligible investors as described in the prospectus. This share class does not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class Z performance, excluding the effect of Class R's Rule 12b-1 fee and the 1% contingent deferred sales charge, as applicable; and (b) for periods after January 1, 2002, Class R standardized performance quotations are calculated as described below.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------------
                                    MUTUAL    MUTUAL     MUTUAL   MUTUAL
CLASS A                             BEACON    QUALIFIED  SHARES   DISCOVERY
-----------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price          5.75%     5.75%     5.75%     5.75%
-----------------------------------------------------------------------------
  Load imposed on purchases           5.75%     5.75%     5.75%     5.75%
-----------------------------------------------------------------------------
  Maximum deferred sales charge       None       None      None      None
  (load)/1
-----------------------------------------------------------------------------
From May 1, 2004 through May 31,
2004, redemption fee on shares
held less than 30 days/2               None       None      None     2.00%
-----------------------------------------------------------------------------
Effective June 1, 2004, redemption
fee on shares held 5 New York
Stock Exchange trading days or        2.00%     2.00%     2.00%     2.00%
less/2
-----------------------------------------------------------------------------

CLASS B
-----------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price          4.00%     4.00%     4.00%     4.00%
-----------------------------------------------------------------------------
  Load imposed on purchases           None       None      None      None
-----------------------------------------------------------------------------
  Maximum deferred sales charge       4.00%     4.00%     4.00%     4.00%
  (load)/3
-----------------------------------------------------------------------------
From May 1, 2004 through May 31,
2004, redemption fee on shares
held less than 30 days/2               None       None      None     2.00%
-----------------------------------------------------------------------------
Effective June 1, 2004,
redemption fee on shares sold
within 5 New York Stock Exchange      2.00%     2.00%     2.00%     2.00%
trading days following their
purchase date/2
-----------------------------------------------------------------------------

CLASS C
-----------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price          1.00%     1.00%     1.00%     1.00%
-----------------------------------------------------------------------------
  Load imposed on purchases           None       None      None      None
-----------------------------------------------------------------------------
  Maximum deferred sales charge       1.00%     1.00%     1.00%     1.00%
  (load)
-----------------------------------------------------------------------------
From May 1, 2004 through May 31,
2004, redemption fee on shares
held less than 30 days/2               None       None      None     2.00%
-----------------------------------------------------------------------------
Effective June 1, 2004,
redemption fee on shares sold
within 5 New York Stock Exchange      2.00%     2.00%     2.00%     2.00%
trading days following their
purchase date/2
-----------------------------------------------------------------------------

CLASS R
-----------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price           N/A       N/A      1.00%     1.00%
-----------------------------------------------------------------------------
  Load imposed on purchases            N/A       N/A       None      None
-----------------------------------------------------------------------------
  Maximum deferred sales charge        N/A       N/A      1.00%     1.00%
  (load)
-----------------------------------------------------------------------------
From May 1, 2004 through May 31,
2004, redemption fee on shares
held less than 30 days/2                N/A       N/A       None     2.00%
-----------------------------------------------------------------------------
Effective June 1, 2004, redemption
fee on shares sold within 5 New York
Stock Exchange trading days
following their purchase date/2         N/A       N/A      2.00%     2.00%
-----------------------------------------------------------------------------

Please see "Choosing a Share Class" on page 70 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES       (EXPENSES DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
                                     MUTUAL     MUTUAL    MUTUAL    MUTUAL
CLASS A                              BEACON     QUALIFIED SHARES    DISCOVERY
-------------------------------------------------------------------------------
Management fees/4                      0.60%      0.60%     0.60%     0.80%
-------------------------------------------------------------------------------
Distribution and service (12b-1)       0.35%      0.35%     0.35%     0.35%
fees
-------------------------------------------------------------------------------
Other expenses (including
administration fees)                   0.26%      0.25%     0.24%     0.31%
-------------------------------------------------------------------------------
Total annual Fund operating expenses   1.21%      1.20%     1.19%     1.46%
-------------------------------------------------------------------------------

CLASS B
-------------------------------------------------------------------------------
Management fees/4                      0.60%      0.60%     0.60%     0.80%
-------------------------------------------------------------------------------
Distribution and service (12b-1)       1.00%      1.00%     1.00%     1.00%
fees
-------------------------------------------------------------------------------
Other expenses (including
administration fees)                   0.26%      0.25%     0.24%     0.31%
-------------------------------------------------------------------------------
Total annual Fund operating expenses   1.86%      1.85%     1.84%     2.11%
 -------------------------------------------------------------------------------

CLASS C
-------------------------------------------------------------------------------
Management fees/4                      0.60%      0.60%     0.60%     0.80%
-------------------------------------------------------------------------------
Distribution and service (12b-1)       1.00%      1.00%     1.00%     1.00%
fees
-------------------------------------------------------------------------------
Other expenses (including
administration fees)                   0.26%      0.25%     0.24%     0.31%
-------------------------------------------------------------------------------
Total annual Fund operating expenses   1.86%      1.85%     1.84%     2.11%
-------------------------------------------------------------------------------

CLASS R
-------------------------------------------------------------------------------
Management fees/4                       N/A        N/A      0.60%     0.80%
-------------------------------------------------------------------------------
Distribution and service (12b-1)        N/A        N/A      0.50%     0.50%
fees
-------------------------------------------------------------------------------
Other expenses (including
administration fees)                    N/A        N/A      0.24%     0.31%
-------------------------------------------------------------------------------
Total annual Fund operating expenses    N/A        N/A      1.34%     1.61%
-------------------------------------------------------------------------------

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 71) and purchases by certain retirement plans without an initial sales charge.
2. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is generally withheld from redemption proceeds and retained by the Fund. For more details, see "Redemption Fee" section.
3. Declines to zero after six years.
4. For the fiscal year ended December 31, 2003, the manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Mutual Qualified and Mutual Shares Funds' investments in a Franklin Templeton money fund. This reduction is required by the Funds' Board of Directors and an exemptive order by the Securities and Exchange Commission. Under this agreement, the manager waived less than 0.01% of its fees.


EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:


o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year; and

o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     MUTUAL     MUTUAL    MUTUAL    MUTUAL
                                     BEACON     QUALIFIED SHARES    DISCOVERY
-------------------------------------------------------------------------------
If you sell your shares at the end of the period:
-------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------
 1 Year/1                            $691       $690      $689      $715
-------------------------------------------------------------------------------
 3 Years                             $937       $934      $931      $1,010
-------------------------------------------------------------------------------
 5 Years                             $1,202     $1,197    $1,192    $1,327
-------------------------------------------------------------------------------
 10 Years                            $1,957     $1,946    $1,935    $2,221
-------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------
 1 Year                              $589       $588      $587      $614
-------------------------------------------------------------------------------
 3 Years                             $885       $882      $879      $961
-------------------------------------------------------------------------------
 5 Years                             $1,206     $1,201    $1,195    $1,334
-------------------------------------------------------------------------------
 10 Years/2                          $2,010     $1,999    $1,989    $2,276
-------------------------------------------------------------------------------
CLASS C/3
-------------------------------------------------------------------------------
 1 Year                              $289       $288      $287      $314
-------------------------------------------------------------------------------
 3 Years                             $585       $582      $579      $661
-------------------------------------------------------------------------------
 5 Years                             $1,006     $1,001    $995      $1,134
-------------------------------------------------------------------------------
 10 Years                            $2,180     $2,169    $2,159    $2,441
-------------------------------------------------------------------------------
CLASS R
-------------------------------------------------------------------------------
 1 Year                              N/A        N/A       $236      $264
-------------------------------------------------------------------------------
 3 Years                             N/A        N/A       $425      $508
-------------------------------------------------------------------------------
 5 Years                             N/A        N/A       $434      $876
-------------------------------------------------------------------------------
 10 Years                            N/A        N/A       $1,613    $1,911
-------------------------------------------------------------------------------
If you do not sell your shares:
-------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------
 1 Year                              $189       $188      $187      $214
-------------------------------------------------------------------------------
 3 Years                             $585       $582      $579      $661
-------------------------------------------------------------------------------
 5 Years                             $1,006     $1,001    $995      $1,134
-------------------------------------------------------------------------------
 10 Years/2                          $2,010     $1,999    $1,989    $2,276
-------------------------------------------------------------------------------
CLASS C/3
-------------------------------------------------------------------------------
 1 Year                              $189       $188      $187      $214
-------------------------------------------------------------------------------
 3 Years                             $585       $582      $579      $661
-------------------------------------------------------------------------------
 5 Years                             $1,006     $1,001    $995      $1,134
-------------------------------------------------------------------------------
 10 Years                            $2,180     $2,169    $2,159    $2,441
-------------------------------------------------------------------------------
CLASS R
-------------------------------------------------------------------------------
 1 Year                              N/A        N/A       $136      $164
-------------------------------------------------------------------------------
 3 Years                             N/A        N/A       $425      $508
-------------------------------------------------------------------------------
 5 Years                             N/A        N/A       $734      $876
-------------------------------------------------------------------------------
 10 Years                            N/A        N/A       $1,613    $1,911
-------------------------------------------------------------------------------


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
3. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were:

                                     MUTUAL     MUTUAL    MUTUAL    MUTUAL
                                     BEACON     QUALIFIED SHARES    DISCOVERY
-------------------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS C
 1 Year............................. $386       $385      $384      $411
 3 Years............................ $679       $676      $673      $754
 5 Years............................ $1,096     $1,091    $1,086    $1,223
 10 Years........................... $2,258     $2,247    $2,237    $2,517

If you do not sell your shares:
CLASS C
 1 Year............................. $287       $286      $285      $312
 3 Years............................ $679       $676      $673      $754
 5 Years............................ $1,096     $1,091    $1,086    $1,223
 10 Years........................... $2,258     $2,247    $2,237    $2,517


MUTUAL FINANCIAL SERVICES FUND


GOALS AND STRATEGIES


GOALS
The Fund's principal investment goal is capital appreciation, which may occasionally be short-term. Its secondary goal is income.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in financial services companies.

Following this value-oriented strategy, the Fund primarily invests in:


o UNDERVALUED SECURITIES Securities trading at a discount to intrinsic value.

And, to a lesser extent, the Fund also invests in:

o RISK ARBITRAGE SECURITIES Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the manager believes are cheap relative to an economically equivalent security of the same or another company.


o DISTRESSED COMPANIES Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.


[Begin callout]
The Fund invests primarily in equity securities of financial services companies the manager believes are undervalued.
[End callout]

The Fund concentrates its investments in securities of companies in the financial services industry. Financial services companies are companies that, in the manager's view, derive at least 50% of their assets or revenues from the creation, purchase and sale of financial instruments or services. These companies include banks, savings and loan organizations, credit card companies, brokerage firms, finance companies (some of which may be structured as real estate investment trusts), sub-prime lending institutions, investment advisors, investment companies and insurance companies.


Because many companies in the financial services industry that meet the manager's investment criteria are smaller capitalization companies, the Fund may invest most of its assets in the securities of companies with market capitalization values (share price times the number of common stock shares outstanding) of $1.5 billion or less.

While the Fund generally purchases securities for investment purposes, the manager may seek to influence or control management, or invest in other companies that do so, when the manager believes the Fund may benefit.


The Fund's investments in Distressed Companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company. Loan participations represent fractional interest in a company's indebtedness and are generally made available by banks or insurance companies. By purchasing all or a part of a company's direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.

The Fund may invest a substantial portion (up to, but less than, 50%) of its assets in foreign securities. The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts (Hedging Instruments), where available, and when, in the manager's opinion, it would be advantageous to the Fund to do so.

The Fund may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

PORTFOLIO SELECTION
The manager employs a research driven, fundamental value strategy. In choosing equity investments, the manager focuses on the market price of a company's securities relative to the manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including participations, are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size or earnings.

MAIN RISKS

STOCKS
While stocks, as a class, have historically outperformed other types of investments over the long term, individual stock prices tend to go up and down more dramatically than many other types of investments over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company's earnings, management, or accounting practices can cause its stock price to decline, or a negative industry-wide event or broad-based market drop can cause the stock prices of many companies to decline.


FINANCIAL SERVICES COMPANIES
The Fund concentrates its investments in the financial services industry. As a result, general market and economic conditions as well as other risks specific to the financial services industry will impact the Fund's investments and its performance. For example, increases in interest rates can have a negative effect on the profitability of financial services companies.

Financial services companies are subject to extensive government regulation, which tends to limit not only the amount and types of loans and other financial commitments a financial services company can make, but the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company.


Insurance companies may be subject to heavy price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters, including terrorism; and life and health insurer profits may be affected by mortality risks and morbidity rates.


The financial services industry is undergoing rapid change as existing distinctions between banking, insurance and brokerage businesses become blurred. In addition, the financial services industry continues to experience consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Fund, but it is not possible to predict whether the effect will be beneficial or adverse. That depends not only upon how these changes affect the industry, but also how the particular securities in the Fund's portfolio are affected.


Because the manager is a subsidiary of a financial holding company (FHC), federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

VALUE INVESTING
Value investments may not increase in price as anticipated by the manager, and may decline even further if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the events or factors that the manager believes will increase a security's market value do not occur.

The Fund's bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled to levels considered "cheap" in the manager's opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market or losing more value.

SMALLER AND MID-SIZE COMPANIES
While smaller companies, and to some extent mid-size companies, may offer substantial opportunities for capital appreciation, they also involve substantial risks and should be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of such companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and mid-size companies to changing economic conditions.

In addition, small and mid-size companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES
A merger or other restructuring or tender or exchange offer proposed at the time the Fund invests in Risk Arbitrage Securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Also, debt obligations of Distressed Companies typically are unrated, lower-rated, in default, or close to default and may become worthless.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

FOREIGN SECURITIES
Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks, which can increase the potential for losses in the Fund and affect its share price, are discussed in more detail beginning on page 42.


CREDIT
An issuer may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact performance.

LOWER-RATED AND UNRATED DEBT SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," and the type of unrated debt securities purchased by the Fund, generally are considered to have more risk than higher-rated securities.


They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations, such as the Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the company issuing the underlying indebtedness.


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past six calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.


CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


6.81%    4.35%  31.90%  11.85%   -0.57%  29.79%
-------------------------------------------------
   98      99     00      01       02      03
                    YEAR

------------------------------------------------------------
Best Quarter:                             Q3 '00      22.09%
------------------------------------------------------------
Worst Quarter:                            Q3 '98     -17.80%
------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS            FOR THE PERIODS ENDED DECEMBER 31, 2003
------------------------------------------------------------------------------
                                                                  SINCE
                                                                  INCEPTION
                                        1 YEAR      5 YEARS       (8/19/97)
------------------------------------------------------------------------------
Mutual Financial Services Fund - Class A/2
------------------------------------------------------------------------------
Return Before Taxes                     22.35%       13.36%        15.32%
------------------------------------------------------------------------------
Return After Taxes on Distributions     21.80%       11.81%        13.89%
------------------------------------------------------------------------------
Return After Taxes on Distributions     15.24%       10.79%        12.71%
and Sale of Fund Shares
------------------------------------------------------------------------------
S&P 500(R)Index/3                       28.67%       -0.57%         4.54%
------------------------------------------------------------------------------
S&P 500(R)Financials Index/4            31.03%        5.91%         8.35%
------------------------------------------------------------------------------
(indexes reflect no deduction for fees, expenses, or taxes)

                                                                 SINCE
                                                                 INCEPTION
                                        1 YEAR      5 YEARS      (8/19/97)
------------------------------------------------------------------------------
Mutual Financial Services Fund -        24.88%       13.73%        15.69%
Class B/2
------------------------------------------------------------------------------
S&P 500(R)Index/3                       28.67%       -0.57%         4.54%
------------------------------------------------------------------------------
S&P 500(R)Financials Index/4            31.03%        5.91%         8.35%
------------------------------------------------------------------------------


                                                                 SINCE
                                                                 INCEPTION
                                        1 YEAR      5 YEARS      (8/19/97)
------------------------------------------------------------------------------
Mutual Financial Services Fund -        26.60%       13.74%        15.47%
Class C/2
------------------------------------------------------------------------------
S&P 500(R)Index/3                       28.67%       -0.57%         4.54%
------------------------------------------------------------------------------
S&P 500(R)Financials Index/4            31.03%        5.91%         8.35%
------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was 4.93% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. Class B shares were first offered on January 1, 1999. Performance for that share class reflects a restatement of the original class to include the Rule 12b-1 fees as though in effect from the Fund's inception.
3. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal (S&P 500(R) Financials Index). The S&P 500(R) Financials Index is market value-weighted and includes all the financial stocks in the S&P 500(R) Index. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES                     (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------
                                     CLASS A      CLASS B  CLASS C
------------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         5.75%        4.00%    1.00%
------------------------------------------------------------------------------
  Load imposed on purchases          5.75%        None     None
------------------------------------------------------------------------------
  Maximum deferred sales charge      None/1       4.00%/2  1.00%
  (load)
------------------------------------------------------------------------------
  From May 1, 2004 through May 31,
  2004, redemption fee               None         None     None
------------------------------------------------------------------------------
Effective June 1, 2004,
redemption fee on shares sold        2.00%        2.00%    2.00%
within 5 New York Stock Exchange
trading days following their
purchase date/3
------------------------------------------------------------------------------

Please see "Choosing a Share Class" on page 70 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------
                                     CLASS A      CLASS B  CLASS C
------------------------------------------------------------------------------
Management fees/4                    0.80%        0.80%    0.80%
------------------------------------------------------------------------------
Distribution and service (12b-1)     0.35%        0.99%    1.00%
fees
------------------------------------------------------------------------------
Other expenses (including
administration fees)                 0.33%        0.33%    0.33%
------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES 1.48%        2.12%    2.13%
------------------------------------------------------------------------------

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 71) and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.
3. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is generally withheld from redemption proceeds and retained by the Fund. For more details, see "Redemption Fee" section.
4. For the fiscal year ended December 31, 2003, the manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Directors and an exemptive order by the Securities and Exchange Commission. Under this agreement, the manager waived less than 0.01% of its fees.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year; and

o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at the end of the period:
----------------------------------------------------------------------
CLASS A                        $717/1     $1,016   $1,336   $2,242
----------------------------------------------------------------------
CLASS B                        $615        $964    $1,339   $2,289/2
----------------------------------------------------------------------
CLASS C/3                      $316        $667    $1,144   $2,462
----------------------------------------------------------------------
If you do not sell your shares:
----------------------------------------------------------------------
CLASS B                        $215        $664    $1,139   $2,289/2
----------------------------------------------------------------------
CLASS C/3                      $216        $667    $1,144   $2,462
----------------------------------------------------------------------

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
3. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $413, $760, $1,233 and $2,537, respectively, if you sell your shares at the end of the period or $314, $760, $1,233 and $2,537, respectively, if you do not sell your shares.


MUTUAL EUROPEAN FUND


GOALS AND STRATEGIES


GOALS
The Fund's principal investment goal is capital appreciation, which may occasionally be short-term. Its secondary goal is income.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in securities of European companies.

Following this value-oriented strategy, the Fund primarily invests in:


o UNDERVALUED SECURITIES Securities trading at a discount to intrinsic value.

And, to a lesser extent, the Fund also invests in:

o RISK ARBITRAGE SECURITIES Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the manager believes are cheap relative to an economically equivalent security of the same or another company.


o DISTRESSED COMPANIES Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

[Begin callout]
The Fund invests primarily in equity securities of European companies that the manager believes are undervalued.
[End callout]

In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums governing the size of the companies in which it may invest. However, the Fund invests primarily in mid- and large-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. The Fund also may invest a substantial portion of its assets in small-cap companies.

The Fund defines European companies as issuers (i) organized under the laws of, or (ii) whose principal business operations are located in, or (iii) who earn at least 50% of their revenue from European countries. For purposes of the Fund's investments, European countries means all of the countries that are members of the European Union, the United Kingdom, Scandinavia, Eastern and Western Europe, and those regions of Russia and the former Soviet Union that are considered part of Europe. The Fund currently intends to invest primarily in securities of issuers in Western Europe and Scandinavia.

The Fund will normally invest in securities from at least five different countries, although, from time to time, it may invest all of its assets in a single country. The Fund also may invest up to 20% of its total assets in securities of U.S. issuers, as well as in securities of issuers from the Levant, the Middle East and the remaining regions of the world. The Fund generally seeks to hedge (protect) against currency risks, largely using forward currency exchange contracts.

While the Fund generally purchases securities for investment purposes, the manager may seek to influence or control management, or invest in other companies that do so, when the manager believes the Fund may benefit.


The Fund's investments in Distressed Companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company. Loan participations represent fractional interest in a company's indebtedness and are generally made available by banks or insurance companies. By purchasing all or a part of a company's direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.

The Fund may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

PORTFOLIO SELECTION
The manager employs a research driven, fundamental value strategy. In choosing equity investments, the manager focuses on the market price of a company's securities relative to the manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including participations, are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

MAIN RISKS

STOCKS
While stocks, as a class, have historically outperformed other types of investments over the long term, individual stock prices tend to go up and down more dramatically than many other types of investments over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company's earnings, management, or accounting practices can cause its stock price to decline, or a negative industry-wide event or broad-based market drop can cause the stock prices of many companies to decline.

VALUE INVESTING
Value investments may not increase in price as anticipated by the manager, and may even decline in value, if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if events or the factors that the manager believes will increase a security's market value do not occur.

The Fund's bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled to levels considered "cheap" in the manager's opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market or losing more value.

FOREIGN SECURITIES
Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks, which can increase the potential for losses in the Fund and affect its share price, are discussed in more detail on page 42.


REGION.
Investment in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund's holdings.


RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES
A merger or other restructuring or tender or exchange offer proposed at the time the Fund invests in Risk Arbitrage Securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Also, debt obligations of Distressed Companies typically are unrated, lower rated, in default or close to default and may become worthless.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

SMALLER AND MID-SIZE COMPANIES
While smaller companies, and to some extent mid-size companies, may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of such companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and mid-size companies to changing economic conditions.

In addition, small and mid-size companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.


CREDIT
An issuer may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

LOWER-RATED AND UNRATED DEBT SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," and the type of unrated debt securities purchased by the Fund, generally are considered to have more risk than higher-rated securities.


They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations, such as the Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the company issuing the underlying indebtedness.


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past seven calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

  22.70%     4.07%    46.05%    14.07%   -5.05%    -8.05%     32.34
----------------------------------------------------------------------
    97        98        99        00       01        02        03
                           YEAR

------------------------------------------------------------
Best Quarter:                             Q4 '99      27.28%
------------------------------------------------------------
Worst Quarter:                            Q3 '98     -20.38%
------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS          FOR THE PERIODS ENDED DECEMBER 31, 2003
----------------------------------------------------------------------
                                                            SINCE
                                                            INCEPTION
                                      1 YEAR     5 YEARS    (7/3/96)
----------------------------------------------------------------------
Mutual European Fund - Class A/2
----------------------------------------------------------------------
Return Before Taxes                   24.75%     12.65%      13.88%
----------------------------------------------------------------------
Return After Taxes on Distributions   24.39%     10.10%      11.35%
----------------------------------------------------------------------
Return After Taxes on                 16.71%      9.52%      10.70%
Distributions and Sale of Fund
Shares
----------------------------------------------------------------------
MSCI All Country Europe Index/3       39.52%     -0.26%       8.03%
----------------------------------------------------------------------
(index reflects no deduction for fees, expenses, or taxes)

                                                            SINCE
                                                            INCEPTION
                                      1 YEAR     5 YEARS    (7/3/96)
----------------------------------------------------------------------
Mutual European Fund - Class B/2       27.45%     13.02%      14.11%
----------------------------------------------------------------------
MSCI All Country Europe Index/3        39.52%     -0.26%       8.03%
----------------------------------------------------------------------

                                                             SINCE
                                                            INCEPTION
                                      1 YEAR     5 YEARS    (7/3/96)
----------------------------------------------------------------------
Mutual European Fund - Class C/2       29.19%     13.09%      13.98%
----------------------------------------------------------------------
MSCI All Country Europe Index/3        39.52%     -0.26%       8.03%
----------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was 3.98% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. Before November 1, 1996, only a single class of Fund shares was offered without a sales charge and Rule 12b-1 fees. All Fund returns shown reflect a restatement of the original class to include the Rule 12b-1 fees as though in effect from the Fund's inception.
3. Source: Standard & Poor's Micropal (MSCI All Country Europe Index). The unmanaged Morgan Stanley Capital International (MSCI) All Country Europe Index measures the weighted average performance, in U.S. dollars, of about 60% of the market capitalization listed on 21 European stock exchanges (approximately 700 securities). It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES                     (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------------------
                                     CLASS A      CLASS B  CLASS C
-------------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         5.75%        4.00%    1.00%
-------------------------------------------------------------------------------
  Load imposed on purchases          5.75%        None     None
-------------------------------------------------------------------------------
  Maximum deferred sales charge      None/1        4.00%/2 1.00%
  (load)
-------------------------------------------------------------------------------
From May 1, 2004 through May 31,
2004, redemption fee on shares held  2.00%        2.00%    2.00%
less than 30 days/3
-------------------------------------------------------------------------------
Effective June 1, 2004,
redemption fee on shares sold        2.00%        2.00%    2.00%
within 5 New York Stock Exchange
trading days following their
purchase date/3
-------------------------------------------------------------------------------

Please see "Choosing a Share Class" on page 70 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES       (EXPENSES DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
                                     CLASS A      CLASS B  CLASS C
-------------------------------------------------------------------------------
Management fees                      0.80%        0.80%    0.80%
-------------------------------------------------------------------------------
Distribution and service (12b-1)     0.35%        1.00%    1.00%
fees
-------------------------------------------------------------------------------
Other expenses (including
administration fees)                 0.28%        0.28%    0.28%
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES 1.43%        2.08%    2.08%
-------------------------------------------------------------------------------

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 71) and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.
3. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is generally withheld from redemption proceeds and retained by the Fund. For more details, see "Redemption Fee" section.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year; and

o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
-------------------------------------------------------------------------------
If you sell your shares at the end of the period:
-------------------------------------------------------------------------------
CLASS A                        $712/1    $1,001   $1,312    $2,190
-------------------------------------------------------------------------------
CLASS B                        $611      $952     $1,319    $2,244/2
-------------------------------------------------------------------------------
CLASS C/3                      $311      $652     $1,119    $2,410
-------------------------------------------------------------------------------
If you do not sell your shares:
-------------------------------------------------------------------------------
CLASS B                        $211      $652     $1,119    $2,244/2
-------------------------------------------------------------------------------
CLASS C/3                      $211      $652     $1,119    $2,410
-------------------------------------------------------------------------------

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
3. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $408, $745, $1,207 and $2,486, respectively, if you sell your shares at the end of the period or $309, $745, $1,207 and $2,486, respectively, if you do not sell your shares.


MORE INFORMATION ON INVESTMENT POLICIES, PRACTICES AND RISKS

EQUITY SECURITIES
Each Fund mainly invests in equity securities and debt securities convertible, or expected to be exchanged, into equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks, and securities convertible into common stock, are examples of equity securities.


DEBT SECURITIES
Each Fund also invests in debt securities. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.



FOREIGN SECURITIES
Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Funds to the extent that they invest in these securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These include country risks (due to general securities market movements in any country where a Fund has investments), company risks (due to less stringent disclosure, accounting, auditing and financial reporting standards and practices; less liquid securities; and less government supervision and regulation of foreign markets and their participants), and currency risks (due to fluctuations in currency exchange rates and the introduction of the euro).


CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.


POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Funds to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to their foreign investments.


TRADING PRACTICES. Brokerage commissions and other fees may be higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Funds' assets) also may involve delays in payment, delivery or recovery of money or investments.


AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Funds may at times be unable to sell foreign securities at favorable prices.


DERIVATIVE SECURITIES
The Funds may attempt hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the manager's opinion, it would be advantageous to the Funds. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.


Forward foreign currency exchange contracts are considered derivative investments, because their value depends on the value of an underlying asset to be purchased or sold. The Funds' investments in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Funds enter into these transactions, their success will depend on the manager's ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market became illiquid.

LIQUIDITY
Each Fund may invest up to 15% of its net assets in securities with a limited trading market. Reduced liquidity may have an adverse impact on market price and a Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities also may make it more difficult for a Fund to obtain market quotations based on actual trades for the purpose of valuing the Fund's portfolio.


TEMPORARY INVESTMENTS
The manager may keep a portion, which may be significant at times, of each Fund's assets in cash or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of each Fund's assets in U.S. or non-U.S. dollar denominated short-term investments, including cash or cash equivalents. In these circumstances, a Fund may temporarily be unable to pursue its investment goals.


More detailed information about the Funds, their policies and risks can be found in the Funds' Statement of Additional Information (SAI).


MANAGEMENT

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (MA Division) filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries, including Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc. (Company), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001, and alleges that, during such time, an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund. The MA Division's complaint seeks an order for the Company to permanently cease and desist from violations of the anti-fraud provisions of the Massachusetts Uniform Securities Act, disgorge any illegal profits back to the mutual fund's shareholders and pay an administrative fine.

The Company, in addition to most of the mutual funds within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above that were filed in the United States District Courts in California, Florida, Nevada, New Jersey and New York. These parties, as well as certain of the mutual funds' trustees/directors, have also been named in a shareholder class action filed in March 2004 in the United States District Court in New Jersey. This lawsuit alleges violations of certain provisions of the federal securities laws and state common law fiduciary obligations in connection with Rule 12b-1 fees and brokerage commissions paid by the mutual funds. These lawsuits seek damages of unspecified amounts. The Company believes that the claims made in the lawsuits are without merit and it intends to defend vigorously against the allegations. It is anticipated that additional similar civil actions related to the matters described above may be filed in the future.

The Staff of the U.S. Securities and Exchange Commission (SEC) has informed the Company that it intends to recommend that the SEC authorize an action against Franklin Advisers, Inc. (adviser to many of the funds, and affiliate to the other funds' advisers) relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed by the Company as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in the Staff's investigation. Such discussions are preliminary and the Company cannot predict the likelihood that those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Funds is uncertain at this time. If it is found that the Company bears responsibility for any unlawful or improper conduct, the Company has committed to making the funds or their shareholders whole, as appropriate. Any further updates on these matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."

Franklin Mutual Advisers, LLC (Franklin Mutual), 51 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Funds' investment manager. Together, Franklin Mutual and its affiliates manage over $351 billion in assets.


The team responsible for the Funds' management is:


ANNE E. GUDEFIN, CFA, PORTFOLIO MANAGER of Franklin Mutual Ms. Gudefin has been a member of the management team of the Funds since 2000, when she joined Franklin Templeton Investments. Ms. Gudefin has been a portfolio manager for Mutual Qualified Fund since 2002. Previously, she was an analyst at Perry Capital.

MATTHEW T. HAYNES, CFA, VICE PRESIDENT OF FRANKLIN MUTUAL
Mr. Haynes has been a portfolio manager for Mutual Beacon Fund and Mutual European Fund since 2001. He joined Franklin Templeton Investments as a portfolio manager in 2001. Prior to joining Franklin Templeton Investments, Mr. Haynes was a vice president and portfolio manager of international equities at Morgan Stanley Dean Witter Advisors in New York. He also was co-manager of two global equity mutual funds.

TODD J. JONASZ, PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Mr. Jonasz has been a member of the management team of the Funds since 2002, when he joined Franklin Templeton Investments. He has been a portfolio manager for Mutual Financial Services Fund since 2002. Previously, he was a research analyst with Lazard Asset Management. Also, he was Vice President in Donaldson, Lufkin & Jenrette's equity research department.

TIMOTHY M. RANKIN, CFA, ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Mr. Rankin has been an assistant portfolio manager for Mutual Discovery Fund and Mutual Shares Fund since 2001. He joined Franklin Templeton Investments as a research analyst in 1997.

SHAWN M. TUMULTY, ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Mr. Tumulty has been an assistant portfolio manager for Mutual Qualified Fund since 2003. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.

DEBORAH A. TURNER, CFA, ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Ms. Turner has been an assistant portfolio manager for Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996.

JOHN B. WIMSATT, PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Mr. Wimsatt has been a portfolio manager for Mutual Financial Services Fund since 2003. He joined Franklin Templeton Investments in 2001. Prior to joining Franklin Templeton Investments, Mr. Wimsatt was managing director in charge of bank research at Friedman, Billings, Ramsay Group and an assistant portfolio manager and analyst for an internal hedge fund.

DAVID J. WINTERS, CFA, PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER OF FRANKLIN MUTUAL
Mr. Winters has been a member of the management team of the Funds since 1987, and is the portfolio manager with primary responsibility for the investments of Mutual Shares Fund and Mutual Discovery Fund. Mr. Winters also shares primary responsibility for the investments of Mutual Beacon Fund and Mutual European Fund. He joined Franklin Templeton Investments in 1996.

Each Fund pays the manager a fee for managing the Fund's assets. The table below shows the management fees paid by each Fund to the manager for its services, as a percentage of average daily net assets, for the fiscal year ended December 31, 2003:


                                   MANAGEMENT
                                   FEES PAID(%)
----------------------------------------------
Mutual Beacon Fund               0.60
----------------------------------------------
Mutual Discovery Fund            0.80
----------------------------------------------
Mutual European Fund             0.80
----------------------------------------------
Mutual Financial Services Fund/1 0.80
----------------------------------------------
Mutual Qualified Fund/1          0.60
----------------------------------------------
Mutual Shares Fund/1             0.60
----------------------------------------------

1. For the fiscal year ended December 31, 2003 Franklin Mutual agreed in advance to reduce its fees to reflect reduced services resulting from the Mutual Financial Services, Mutual Qualified and Mutual Shares Funds' investment in a Franklin Templeton money fund. This reduction is required by Franklin Mutual's Board of Directors and an exemptive order by the Securities and Exchange Commission. Under this agreement, the manager waived less than 0.01% of its fees for each Fund.


DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to make a distribution from its net investment income twice each calendar year. Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

DIVIDEND INCOME. Under the 2003 Tax Act, a portion of the income dividends paid to you by a Fund may be qualified dividends subject to a maximum tax rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

BACKUP WITHHOLDING. If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares.

OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

As global value funds and subject to certain limitations, any foreign taxes that the MUTUAL DISCOVERY FUND or the MUTUAL EUROPEAN FUND pay on their investments may be passed through to you as a foreign tax credit.



FINANCIAL HIGHLIGHTS

These tables present the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in these tables represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains. This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.


MUTUAL BEACON FUND - CLASS A                     YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                 2003    2002    2001    2000    1999
------------------------------------------------------------------------
PER SHARE DATA ($)
------------------------------------------------------------------------
Net asset value, beginning of
year                              11.27   13.01   13.34   13.81   13.09
------------------------------------------------------------------------
  Net investment income/1           .14     .19     .16     .17     .17
------------------------------------------------------------------------
  Net realized and unrealized
  gains (losses)                   3.12  (1.66)     .60    1.61    1.95
------------------------------------------------------------------------
Total from investment              3.26  (1.47)     .76    1.78    2.12
operations
------------------------------------------------------------------------
  Dividends from net
  investment income               (.19)   (.16)   (.15)   (.39)   (.21)
------------------------------------------------------------------------
  Distributions from net
  realized gains                      -   (.11)   (.94)  (1.86)  (1.19)
------------------------------------------------------------------------
Total distributions               (.19)   (.27)  (1.09)  (2.25)  (1.40)
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR      14.34   11.27   13.01   13.34   13.81
------------------------------------------------------------------------
Total return (%)/2                28.99 (11.41)    5.78   13.89   16.40
------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------
Net assets, end of year
($ x 1,000)                    1,301,620 918,983 977,558 757,323 760,769
------------------------------------------------------------------------
Ratios to average net assets: (%)*
------------------------------------------------------------------------
  Expenses/3                       1.21    1.15    1.14    1.16    1.14
------------------------------------------------------------------------
  Expenses, excluding waiver
  and payments by affiliate/3      1.21    1.15    1.14    1.18    1.18
------------------------------------------------------------------------
  Net investment income            1.13    1.53    1.12    1.20    1.18
------------------------------------------------------------------------
Portfolio turnover rate (%)       49.61   52.27   55.25   62.11   67.61
------------------------------------------------------------------------

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses........................ 1.18    1.14    1.13    1.13    1.13
  Expenses, excluding waiver
  and  payments by affiliate...... 1.18    1.14    1.13    1.15    1.17


MUTUAL BEACON FUND - CLASS B                   YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                 2003    2002    2001    2000    1999
------------------------------------------------------------------------
PER SHARE DATA ($)
------------------------------------------------------------------------
Net asset value,
beginning of year                 11.07   12.80   13.18   13.69   13.09
------------------------------------------------------------------------
  Net investment income/1           .05     .11     .06    -        .05
------------------------------------------------------------------------
  Net realized and unrealized
  gains (losses)                   3.06  (1.63)     .60    1.67    1.93
------------------------------------------------------------------------
Total from investment              3.11  (1.52)     .66    1.67    1.98
operations
------------------------------------------------------------------------
  Dividends from net
  investment income               (.12)   (.10)   (.10)   (.32)   (.19)
------------------------------------------------------------------------
  Distributions from net
  realized gains                      -   (.11)   (.94)  (1.86)  (1.19)
------------------------------------------------------------------------
Total distributions               (.12)   (.21)  (1.04)  (2.18)  (1.38)
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR      14.06   11.07   12.80   13.18   13.69
------------------------------------------------------------------------
Total return (%)/2                28.22  (11.96)   5.12   13.19   15.33
------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------
Net assets, end of year
($ x 1,000)                     155,572  100,405  64,512  18,376   8,956
------------------------------------------------------------------------
Ratios to average net assets: (%)*
------------------------------------------------------------------------
  Expenses/3                       1.86    1.80    1.79    1.81    1.79
------------------------------------------------------------------------
  Expenses, excluding waiver
  and payments by affiliate/3      1.86    1.80    1.79    1.83    1.84
------------------------------------------------------------------------
  Net investment income             .48     .88     .44     .58     .37
------------------------------------------------------------------------
Portfolio turnover rate (%)       49.61   52.27   55.25   62.11   67.61
------------------------------------------------------------------------

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses........................ 1.83    1.79    1.78    1.78    1.78
  Expenses, excluding waiver
  and payments by affiliate....... 1.83    1.79    1.78    1.80    1.83

MUTUAL BEACON FUND - CLASS C                   YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                 2003    2002    2001    2000    1999
------------------------------------------------------------------------
PER SHARE DATA ($)
------------------------------------------------------------------------
Net asset value,
beginning of year                 11.22   12.94   13.28   13.75   13.04
------------------------------------------------------------------------
  Net investment income/1           .06     .11     .07     .08     .07
------------------------------------------------------------------------
  Net realized and unrealized
  gains (losses)                   3.09  (1.64)     .60    1.61    1.94
------------------------------------------------------------------------
Total from investment              3.15  (1.53)     .67    1.69    2.01
operations
------------------------------------------------------------------------
  Dividends from net
  investment income               (.11)   (.08)   (.07)   (.30)   (.12)
------------------------------------------------------------------------
  Distributions from net
  realized gains                      -   (.11)   (.94)  (1.86)  (1.18)
------------------------------------------------------------------------
Total distributions               (.11)   (.19)  (1.01)  (2.16)  (1.30)
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR      14.26   11.22   12.94   13.28   13.75
------------------------------------------------------------------------
Total return (%)/2                28.24 (11.99)    5.06   13.21   15.65
------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------
Net assets, end of year
($ x 1,000)                     579,825 443,683 482,080 419,481 459,807
------------------------------------------------------------------------
Ratios to average net
assets: (%)*
------------------------------------------------------------------------
  Expenses/3                       1.86    1.79    1.78    1.80    1.78
------------------------------------------------------------------------
  Expenses, excluding waiver
  and payments by affiliate/3      1.86    1.79    1.78    1.82    1.83
------------------------------------------------------------------------
  Net investment income             .48     .89     .48     .56     .52
------------------------------------------------------------------------
Portfolio turnover rate (%)       49.61   52.27   55.25   62.11   67.61
------------------------------------------------------------------------

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses........................ 1.83    1.78    1.77    1.77    1.77
  Expenses, excluding waiver
  and payments by affiliate....... 1.83    1.78    1.77    1.79    1.82

1. Based on average daily shares outstanding.
2. Total return does not include sales charges.
3. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.


MUTUAL QUALIFIED FUND - CLASS A                  YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                   2003    2002    2001    2000    1999
------------------------------------------------------------------------
PER SHARE DATA ($)
------------------------------------------------------------------------
Net asset value, beginning of
year                              13.91   16.44   16.56   16.87   16.42
------------------------------------------------------------------------
  Net investment income/1           .15     .23     .17     .18     .17
------------------------------------------------------------------------
  Net realized and unrealized
  gains (losses)                   4.01  (2.33)    1.12    1.98    1.99
------------------------------------------------------------------------
Total from investment              4.16  (2.10)    1.29    2.16    2.16
operations
------------------------------------------------------------------------
  Dividends from net
  investment income               (.26)   (.21)   (.14)   (.49)   (.23)
------------------------------------------------------------------------
  Distributions from net
  realized gains                      -   (.22)  (1.27)  (1.98)  (1.48)
------------------------------------------------------------------------
Total distributions               (.26)   (.43)  (1.41)  (2.47)  (1.71)
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR      17.81   13.91   16.44   16.56   16.87
------------------------------------------------------------------------
Total return (%)/2                29.98 (13.00)    7.85   13.81   13.27
------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------
Net assets, end of year
($ x 1,000)                     625,088 449,507 482,182 443,655 471,313
------------------------------------------------------------------------
Ratios to average net assets: (%)*
------------------------------------------------------------------------
  Expenses/3                       1.20    1.15    1.15    1.15    1.14
------------------------------------------------------------------------
  Expenses, excluding waiver
  and payments by affiliate/3      1.20    1.15    1.15    1.18    1.19
------------------------------------------------------------------------
  Net investment income             .99    1.46     .94    1.08     .97
------------------------------------------------------------------------
Portfolio turnover rate (%)       49.70   51.24   52.64   54.73   59.84
------------------------------------------------------------------------

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses.......................  1.17    1.14    1.14    1.13    1.11
  Expenses, excluding waiver
  and payments by affiliate....... 1.17    1.14    1.14    1.16    1.16

MUTUAL QUALIFIED FUND - CLASS B                  YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                 2003    2002    2001    2000    1999
------------------------------------------------------------------------
PER SHARE DATA ($)
------------------------------------------------------------------------
Net asset value,
beginning of year                 13.72   16.25   16.44   16.78   16.42
------------------------------------------------------------------------
  Net investment income/1           .05     .13     .04     .08     .03
------------------------------------------------------------------------
  Net realized and unrealized
  gains (losses)                   3.94  (2.30)    1.13    1.96    2.01
------------------------------------------------------------------------
Total from investment              3.99  (2.17)    1.17    2.04    2.04
operations
------------------------------------------------------------------------
  Dividends from net
  investment income               (.17)   (.14)   (.09)   (.40)   (.20)
------------------------------------------------------------------------
  Distributions from net
  realized gains                      -   (.22)  (1.27)  (1.98)  (1.48)
------------------------------------------------------------------------
Total distributions               (.17)   (.36)  (1.36)  (2.38)  (1.68)
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR      17.54   13.72   16.25   16.44   16.78
------------------------------------------------------------------------
Total return (%)/2                29.22 (13.58)    7.17   13.12   12.55
------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------
Net assets, end of year
($ x 1,000)                      53,760  36,023  20,581   6,278   4,168
------------------------------------------------------------------------
Ratios to average net assets: (%)*
------------------------------------------------------------------------
  Expenses/3                       1.85    1.80    1.80    1.80    1.81
------------------------------------------------------------------------
  Expenses, excluding waiver
  and payments by affiliate/3      1.85    1.80    1.80    1.82    1.86
------------------------------------------------------------------------
  Net investment income             .34     .81     .24     .45     .20
------------------------------------------------------------------------
Portfolio turnover rate (%)       49.70   51.24   52.64   54.73   59.84
------------------------------------------------------------------------

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses........................ 1.82    1.79    1.79    1.78    1.78
  Expenses, excluding waiver
  and payments by affiliate....... 1.82    1.79    1.79    1.80    1.83

MUTUAL QUALIFIED FUND - CLASS C                  YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                 2003    2002    2001    2000    1999
------------------------------------------------------------------------
PER SHARE DATA ($)
------------------------------------------------------------------------
Net asset value,
beginning of year                 13.85   16.36   16.49   16.80   16.35
------------------------------------------------------------------------
  Net investment income/1           .05     .13     .05     .07     .05
------------------------------------------------------------------------
  Net realized and unrealized
  gains (losses)                   3.98  (2.31)    1.12    1.97    1.98
------------------------------------------------------------------------
Total from investment              4.03  (2.18)    1.17    2.04    2.03
operations
------------------------------------------------------------------------
  Dividends from net
  investment income               (.16)   (.11)   (.03)   (.37)   (.10)
------------------------------------------------------------------------
  Distributions from net
  realized gains                      -   (.22)  (1.27)  (1.98)  (1.48)
------------------------------------------------------------------------
Total distributions               (.16)   (.33)  (1.30)  (2.35)  (1.58)
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR      17.72   13.85   16.36   16.49   16.80
------------------------------------------------------------------------
Total return (%)/2                29.16 (13.53)    7.16   13.11   12.54
------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------
Net assets, end of year
($ x 1,000)                     285,668 225,699 251,798 220,838 264,902
------------------------------------------------------------------------
Ratios to average net assets: (%)*
------------------------------------------------------------------------
  Expenses/3                       1.85    1.79    1.79    1.79    1.80
------------------------------------------------------------------------
  Expenses, excluding waiver
  and payments by affiliate/3      1.85    1.79    1.79    1.82    1.84
------------------------------------------------------------------------
  Net investment income             .34     .82     .30     .44     .32
------------------------------------------------------------------------
Portfolio turnover rate (%)       49.70   51.24   52.64   54.73   59.84
------------------------------------------------------------------------

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses.......................  1.82    1.78    1.78    1.77    1.77
  Expenses, excluding waiver
  and payments by affiliate....... 1.82    1.78    1.78    1.80    1.81

1. Based on average daily shares outstanding.
2. Total return does not include sales charges.
3. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.


MUTUAL SHARES FUND - CLASS A                     YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                 2003    2002    2001    2000    1999
------------------------------------------------------------------------
PER SHARE DATA ($)
------------------------------------------------------------------------
Net asset value,
beginning of year                 16.78  19.37    19.73   20.38   19.50
------------------------------------------------------------------------
  Net investment income/1           .17     .26     .22     .27     .26
------------------------------------------------------------------------
  Net realized and unrealized
  gains (losses)                   4.21  (2.40)     .95    2.22    2.54
------------------------------------------------------------------------
Total from investment              4.38  (2.14)    1.17    2.49    2.80
operations
------------------------------------------------------------------------
  Dividends from net
  investment income               (.26)   (.19)   (.18)   (.63)   (.34)
------------------------------------------------------------------------
  Distributions from net
  realized gains                      -   (.26)  (1.35)  (2.51)  (1.58)
------------------------------------------------------------------------
Total distributions               (.26)   (.45)  (1.53)  (3.14)  (1.92)
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR      20.90   16.78   19.37   19.73   20.38
------------------------------------------------------------------------
Total return (%)/2                26.18 (11.20)    5.94   13.42   14.57
------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------
Net assets, end of year
($ x 1 million)                   2,257   1,544   1,580   1,283   1,366
------------------------------------------------------------------------
Ratios to average net assets: (%)*
------------------------------------------------------------------------
  Expenses/3                       1.19    1.14    1.13    1.14    1.12
------------------------------------------------------------------------
  Expenses, excluding waiver
  and payments by affiliate/3      1.19    1.14    1.13    1.17    1.16
------------------------------------------------------------------------
  Net investment income             .93    1.44    1.05    1.34    1.23
------------------------------------------------------------------------
Portfolio turnover rate (%)       54.65   51.22   52.98   63.22   66.24
------------------------------------------------------------------------

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses.......................  1.16    1.13    1.12    1.11    1.10
  Expenses, excluding waiver
and payments by affiliate......... 1.16    1.13    1.12    1.14    1.14

MUTUAL SHARES FUND - CLASS B                     YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                 2003    2002    2001    2000    1999
------------------------------------------------------------------------
PER SHARE DATA ($)
------------------------------------------------------------------------
Net asset value, beginning of
year                              16.53   19.12   19.56   20.26   19.50
------------------------------------------------------------------------
  Net investment income/1           .04     .15     .08     .14     .09
------------------------------------------------------------------------
  Net realized and unrealized
  gains (losses)                   4.14  (2.36)     .95    2.20    2.55
------------------------------------------------------------------------
Total from investment              4.18  (2.21)    1.03    2.34    2.64
operations
------------------------------------------------------------------------
  Dividends from net
  investment income               (.17)   (.12)   (.12)   (.53)   (.30)
------------------------------------------------------------------------
  Distributions from net
  realized gains                      -   (.26)  (1.35)  (2.51)  (1.58)
------------------------------------------------------------------------
Total distributions               (.17)   (.38)  (1.47)  (3.04)  (1.88)
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR      20.54   16.53   19.12   19.56   20.26
------------------------------------------------------------------------
Total return (%)/2                25.41 (11.80)    5.26   12.69   13.76
------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------
Net assets, end of year
($ x 1,000)                     444,671 235,470 126,579  34,778  21,634
------------------------------------------------------------------------
Ratios to average net assets: (%)*
------------------------------------------------------------------------
  Expenses/3                       1.84    1.79    1.78    1.79    1.77
------------------------------------------------------------------------
  Expenses, excluding waiver
  and payments by affiliate/3      1.84    1.79    1.78    1.82    1.81
------------------------------------------------------------------------
  Net investment income             .28     .79     .37     .70     .46
------------------------------------------------------------------------
Portfolio turnover rate (%)       54.65   51.22   52.98   63.22   66.24
------------------------------------------------------------------------

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses........................ 1.81    1.78    1.77    1.76    1.75
  Expenses, excluding waiver
  and payments by affiliate....... 1.81    1.78    1.77    1.79    1.79

MUTUAL SHARES FUND - CLASS C                     YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                 2003    2002    2001    2000    1999
------------------------------------------------------------------------
PER SHARE DATA ($)
------------------------------------------------------------------------
Net asset value,
beginning of year                 16.68   19.26   19.63   20.29   19.41
------------------------------------------------------------------------
  Net investment income/1           .05     .15     .08     .14     .12
------------------------------------------------------------------------
  Net realized and unrealized
  gains (gains)                    4.17  (2.39)     .95    2.20    2.53
------------------------------------------------------------------------
Total from investment              4.22  (2.24)    1.03    2.34    2.65
operations
------------------------------------------------------------------------
  Dividends from net
  investment income               (.15)   (.08)   (.05)   (.49)   (.20)
------------------------------------------------------------------------
  Distributions from net
  realized gains                      -   (.26)  (1.35)  (2.51)  (1.57)
------------------------------------------------------------------------
Total distributions               (.15)   (.34)  (1.40)  (3.00)  (1.77)
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR      20.75   16.68   19.26   19.63   20.29
------------------------------------------------------------------------
Total return (%)/2                25.37 (11.78)    5.26   12.68   13.87
------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------
Net assets, end of year
($ x 1,000)                    1,272,590 866,422 885,658 759,477 890,712
------------------------------------------------------------------------
Ratios to average net assets: (%)*
------------------------------------------------------------------------
  Expenses/3                       1.84    1.78    1.78    1.78    1.76
------------------------------------------------------------------------
  Expenses, excluding waiver
  and payments by affiliate/3      1.84    1.78    1.78    1.81    1.80
------------------------------------------------------------------------
  Net investment income             .28     .80     .40     .70     .59
------------------------------------------------------------------------
Portfolio turnover rate (%)       54.65   51.22   52.98   63.22   66.24
------------------------------------------------------------------------

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses........................ 1.81    1.77    1.77    1.75    1.74
  Expenses, excluding waiver
  and payments by affiliate....... 1.81    1.77    1.77    1.78    1.78

MUTUAL SHARES FUND - CLASS R      YEAR ENDED DECEMBER 31,
---------------------------------------------------------
                                   2003 2002/4
---------------------------------------------------------
PER SHARE DATA ($)
---------------------------------------------------------
Net asset value,
 beginning of year                16.75     19.36
---------------------------------------------------------
  Net investment income/1           .13       .24
---------------------------------------------------------
  Net realized and unrealized
  gains (losses)                   4.21    (2.37)
---------------------------------------------------------
Total from investment              4.34    (2.13)
operations
---------------------------------------------------------
  Dividends from net
  investment income               (.26)     (.22)
---------------------------------------------------------
  Distributions from net
  realized gains                      -     (.26)
---------------------------------------------------------
Total distributions               (.26)     (.48)
---------------------------------------------------------
NET ASSET VALUE, END OF YEAR      20.83     16.75
---------------------------------------------------------
Total return (%)/2                26.02   (11.26)
---------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------
Net assets, end of year
($ x 1,000)                      46,933    13,392
---------------------------------------------------------
Ratios to average net assets: (%)*
---------------------------------------------------------
  Expenses/3                       1.34     1.29/5
---------------------------------------------------------
  Expenses, excluding waiver
  and payments by affiliate/3      1.34     1.29/5
---------------------------------------------------------
  Net investment income             .78     1.29/5
---------------------------------------------------------
Portfolio turnover rate (%)       54.65     51.2/2
---------------------------------------------------------

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses........................ 1.31     1.28/5
  Expenses, excluding waiver
  and payments by affiliate....... 1.31     1.28/5


1. Based on average daily shares outstanding.
2. Total return does not include sales charges and is not annualized.
3. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
4. Inception date of Class R shares was January 2, 2002. 5. Annualized.


MUTUAL DISCOVERY FUND - CLASS A                  YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                   2003    2002    2001    2000    1999
------------------------------------------------------------------------
PER SHARE DATA ($)
------------------------------------------------------------------------
Net asset value,
beginning of year                 16.06   18.08   18.83   21.00   17.19
------------------------------------------------------------------------
  Net investment income/1            .21     .27     .30     .28     .18
------------------------------------------------------------------------
  Net realized and unrealized
  gains (losses)                   4.78  (1.95)   (.14)    2.14    4.30
------------------------------------------------------------------------
Total from investment              4.99  (1.68)     .16    2.42    4.48
operations
------------------------------------------------------------------------
  Dividends from net
  investment income               (.38)   (.26)   (.28)   (.55)   (.35)
------------------------------------------------------------------------
  Distributions from net
  realized gains                      -   (.08)   (.63)  (4.04)   (.32)
------------------------------------------------------------------------
Total distributions               (.38)   (.34)   (.91)  (4.59)   (.67)
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR      20.67   16.06   18.08   18.83   21.00
------------------------------------------------------------------------
Total return (%)/2                31.13  (9.39)     .86   12.27   26.38
------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------
Net assets, end of year
($ x 1,000)                   1,439,579 925,278 911,434 877,528 844,462
------------------------------------------------------------------------
Ratios to average net assets: (%)*
------------------------------------------------------------------------
  Expenses/3                       1.46    1.39    1.39    1.40    1.40
------------------------------------------------------------------------
  Expenses, excluding waiver
  and payments by affiliate/3      1.46    1.39    1.39    1.42    1.46
------------------------------------------------------------------------
  Net investment income            1.20    1.53    1.57    1.30     .98
------------------------------------------------------------------------
Portfolio turnover rate (%)       46.34   40.95   59.32   75.34   87.67
------------------------------------------------------------------------

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses........................ 1.43    1.38    1.37    1.37    1.38
  Expenses, excluding waiver
  and payments by affiliate....... 1.43    1.38    1.37    1.39    1.44


MUTUAL DISCOVERY FUND - CLASS B                  YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                 2003    2002    2001    2000    1999
------------------------------------------------------------------------
PER SHARE DATA ($)
------------------------------------------------------------------------
Net asset value,
beginning of year                 15.85   17.87   18.66   20.90   17.19
------------------------------------------------------------------------
  Net investment income/1           .09     .16     .16     .15     .01
------------------------------------------------------------------------
  Net realized and
  unrealized gains (losses)        4.69  (1.92)   (.12)    2.11    4.33
------------------------------------------------------------------------
Total from investment
operations                         4.78  (1.76)     .04    2.26    4.34
------------------------------------------------------------------------
  Dividends from net
  investment income               (.28)   (.18)   (.20)   (.46)   (.31)
------------------------------------------------------------------------
  Distributions from net
  realized gains                      -   (.08)   (.63)  (4.04)   (.32)
------------------------------------------------------------------------
Total distributions               (.28)   (.26)   (.83)  (4.50)   (.63)
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR      20.35   15.85   17.87   18.66   20.90
------------------------------------------------------------------------
Total return (%)/2                30.22  (9.94)     .21   11.50   25.55
------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------
Net assets, end of year
($ x 1,000)                     115,801  64,747  41,346  19,949   8,090
------------------------------------------------------------------------
Ratios to average net assets: (%)*
------------------------------------------------------------------------
  Expenses/3                       2.11    2.04    2.04    2.05    2.05
------------------------------------------------------------------------
  Expenses, excluding waiver
  and payments by affiliate/3      2.11    2.04    2.04    2.07    2.11
------------------------------------------------------------------------
  Net investment income             .55     .88     .85     .70     .08
------------------------------------------------------------------------
Portfolio turnover rate (%)       46.34   40.95   59.32   75.34   87.67
------------------------------------------------------------------------

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses........................ 2.08    2.03    2.02    2.02    2.03
  Expenses, excluding waiver
  and payments by affiliate....... 2.08    2.03    2.02    2.04    2.09

MUTUAL DISCOVERY FUND - CLASS C                  YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                 2003    2002    2001    2000    1999
------------------------------------------------------------------------
PER SHARE DATA ($)
------------------------------------------------------------------------
Net asset value,
beginning of year                 16.02   18.03   18.77   20.95   17.15
------------------------------------------------------------------------
  Net investment income/1           .10     .16     .18     .14     .06
------------------------------------------------------------------------
  Net realized and unrealized
  gains (losses)                   4.73  (1.94)   (.13)    2.13    4.28
------------------------------------------------------------------------
Total from investment              4.83  (1.78)     .05    2.27    4.34
operations
------------------------------------------------------------------------
  Dividends from net
  investment income               (.26)   (.15)   (.16)   (.41)   (.22)
------------------------------------------------------------------------
  Distributions from net
  realized gains                      -   (.08)   (.63)  (4.04)   (.32)
------------------------------------------------------------------------
Total distributions               (.26)   (.23)   (.79)  (4.45)   (.54)
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR      20.59   16.02   18.03   18.77   20.95
------------------------------------------------------------------------
Total return (%)/2                30.29  (9.98)     .25   11.53   25.57
------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------
Net assets, end of year
($ x 1,000)                     725,489 525,375 561,808 554,968 541,919
------------------------------------------------------------------------
Ratios to average net assets: (%)*
------------------------------------------------------------------------
  Expenses/3                       2.11    2.03    2.03    2.04    2.04
------------------------------------------------------------------------
  Expenses, excluding waiver
  and payments by affiliate/3      2.11    2.03    2.03    2.07    2.10
------------------------------------------------------------------------
  Net investment income             .55     .89     .93     .65     .35
------------------------------------------------------------------------
Portfolio turnover rate (%)       46.34   40.95   59.32   75.34   87.67
------------------------------------------------------------------------

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses.......................  2.08    2.02    2.01    2.01    2.02
  Expenses, excluding waiver
  and payments by affiliate....... 2.08    2.02    2.01    2.04    2.08


MUTUAL DISCOVERY FUND - CLASS R                  YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                   2003    2002/4
------------------------------------------------------------------------
PER SHARE DATA ($)
------------------------------------------------------------------------
Net asset value,
beginning of year                 16.01   18.08
------------------------------------------------------------------------
  Net investment income/1           .17     .25
------------------------------------------------------------------------
  Net realized and unrealized
  gains (losses)                   4.76  (1.95)
------------------------------------------------------------------------
Total from investment              4.93  (1.70)
operations
------------------------------------------------------------------------
  Dividends from net
  investment income               (.37)   (.29)
------------------------------------------------------------------------
  Distributions from net
  realized gains                      -   (.08)
------------------------------------------------------------------------
Total distributions               (.37)   (.37)
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR      20.57   16.01
------------------------------------------------------------------------
Total return (%)/2                30.87  (9.49)
------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------
Net assets, end of year
($ x 1,000)                      19,546   3,932
------------------------------------------------------------------------
Ratios to average net assets: (%)*
------------------------------------------------------------------------
  Expenses/3                       1.61   1.54/5
------------------------------------------------------------------------
  Expenses, excluding waiver
  and payments by affiliate/3      1.61   1.54/5
------------------------------------------------------------------------
  Net investment income            1.05   1.38/5
------------------------------------------------------------------------
Portfolio turnover rate (%)       46.34   40.95
------------------------------------------------------------------------

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses........................ 1.58   1.54/5
  Expenses, excluding waiver
  and payments by affiliate....... 1.58   1.54/5


1. Based on average daily shares outstanding.
2. Total return does not include sales charges and is not annualized.
3. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
4. Inception date of Class R shares was January 2, 2002.
5. Annualized.


MUTUAL FINANCIAL SERVICES FUND - CLASS A         YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                 2003    2002    2001    2000    1999
------------------------------------------------------------------------
PER SHARE DATA ($)
------------------------------------------------------------------------
Net asset value,
beginning of year                 15.95   16.66   16.35   13.07   12.87
------------------------------------------------------------------------
  Net investment income/1           .16     .19     .19     .18     .11
------------------------------------------------------------------------
  Net realized and unrealized
  gains (losses)                   4.58   (.25)    1.71    3.87     .45
------------------------------------------------------------------------
Total from investment              4.74   (.06)    1.90    4.05     .56
operations
------------------------------------------------------------------------
  Dividends from net
  investment income               (.18)   (.22)   (.18)   (.19)   (.14)
------------------------------------------------------------------------
  Distributions from net
  realized gains                  (.43)   (.43)  (1.41)   (.58)   (.22)
------------------------------------------------------------------------
Total distributions               (.61)   (.65)  (1.59)   (.77)   (.36)
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR      20.08   15.95   16.66   16.35   13.07
------------------------------------------------------------------------
Total return (%)/2                29.79   (.57)   11.85   31.90    4.35
------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------
Net assets, end of year
($ x 1,000)                     264,411 180,299 167,903 131,331 107,935
------------------------------------------------------------------------
Ratios to average net assets: (%)*.
------------------------------------------------------------------------
  Expenses/3                       1.48    1.44    1.45    1.59    1.42
------------------------------------------------------------------------
  Expenses, excluding waiver
  and payments by affiliate/3      1.48    1.44    1.45    1.59    1.55
------------------------------------------------------------------------
  Net investment income             .93    1.12    1.08    1.30     .82
------------------------------------------------------------------------
Portfolio turnover rate (%)       25.78   40.17   83.41   53.65   81.81
------------------------------------------------------------------------

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses........................   1.46    1.44    1.44    1.58    1.40
  Expenses, excluding waiver
  and payments by affiliate........  1.46    1.44    1.44    1.58    1.53


MUTUAL FINANCIAL SERVICES FUND - CLASS B         YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                 2003    2002    2001    2000    1999
------------------------------------------------------------------------
PER SHARE DATA ($)
------------------------------------------------------------------------
Net asset value,
beginning of year                 15.73   16.47   16.21   13.00   12.87
------------------------------------------------------------------------
  Net investment income/1            .05     .09     .07     .09     .03
------------------------------------------------------------------------
  Net realized and
  unrealized                        4.49   (.26)    1.70    3.83     .44
  gains (losses)
------------------------------------------------------------------------
Total from investment
operations                         4.54   (.17)    1.77    3.92     .47
------------------------------------------------------------------------
  Dividends from net
  investment income               (.08)   (.14)   (.10)   (.13)   (.12)
------------------------------------------------------------------------
  Distributions from net
  realized gains                  (.43)   (.43)  (1.41)   (.58)   (.22)
 ------------------------------------------------------------------------
Total distributions               (.51)   (.57)  (1.51)   (.71)   (.34)
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR      19.76   15.73   16.47   16.21   13.00
------------------------------------------------------------------------
Total return (%)/2                28.88  (1.21)   11.16   31.00    3.69
------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------
Net assets, end of year
($ x 1,000)                      34,219  20,776  11,212   4,429   1,065
------------------------------------------------------------------------
Ratios to average net assets: (%)*
------------------------------------------------------------------------
  Expenses/3                       2.12    2.09    2.10    2.24    2.08
------------------------------------------------------------------------
  Expenses, excluding waiver
  and payments by affiliate/3      2.12    2.09    2.10    2.24    2.21
------------------------------------------------------------------------
  Net investment income             .29     .47     .42     .62     .19
------------------------------------------------------------------------
Portfolio turnover rate (%)       25.78   40.17   83.41   53.65   81.81
------------------------------------------------------------------------

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses........................ 2.10    2.09    2.09    2.23    2.06
  Expenses, excluding waiver
  and payments by affiliate....... 2.10    2.09    2.09    2.23    2.19


MUTUAL FINANCIAL SERVICES FUND - CLASS C         YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                2003     2002    2001    2000    1999
------------------------------------------------------------------------
PER SHARE DATA ($)
------------------------------------------------------------------------
Net asset value,
beginning of year                 15.92   16.63   16.32   13.05    12.83
------------------------------------------------------------------------
  Net investment income/1           .05     .08     .07     .09      .02
------------------------------------------------------------------------
  Net realized and
  unrealized                       4.55   (.25)    1.71    3.86      .46
  gains (losses)
------------------------------------------------------------------------
Total from investment
operations                         4.60   (.17)    1.78    3.95      .48
------------------------------------------------------------------------
  Dividends from net
  investment income               (.07)   (.11)   (.06)   (.10)    (.04)
------------------------------------------------------------------------
  Distributions from net
  realized gains                  (.43)   (.43)  (1.41)   (.58)    (.22)
------------------------------------------------------------------------
Total distributions               (.50)   (.54)  (1.47)   (.68)    (.26)
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR      20.02   15.92   16.63   16.32    13.05
------------------------------------------------------------------------
Total return (%)/2                28.87  (1.20)   11.15   31.08     3.75
------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------
Net assets, end of year
($ x 1,000)                     141,233 105,451 106,248  94,851   88,773
------------------------------------------------------------------------
Ratios to average net assets: (%)*
------------------------------------------------------------------------
  Expenses/3                       2.13    2.07    2.09    2.23     2.06
------------------------------------------------------------------------
  Expenses, excluding waiver
  and payments by affiliate/3      2.13    2.07    2.09    2.23     2.19
------------------------------------------------------------------------
  Net investment income             .28     .49     .43     .67      .18
------------------------------------------------------------------------
Portfolio turnover rate (%)       25.78   40.17   83.41   53.65    81.81
------------------------------------------------------------------------

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses........................ 2.11    2.07    2.08    2.22     2.04
  Expenses, excluding waiver
  and payments by affiliate....... 2.11    2.07    2.08    2.22     2.17


1. Based on average daily shares outstanding.
2. Total return does not include sales charges.
3. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.


MUTUAL EUROPEAN FUND - CLASS A                   YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                   2003    2002    2001    2000    1999
------------------------------------------------------------------------
PER SHARE DATA ($)
------------------------------------------------------------------------
Net asset value, beginning of
year                              12.83   14.27   15.36   16.75   12.47
------------------------------------------------------------------------
  Net investment income/1           .26     .22     .28     .28     .19
------------------------------------------------------------------------
  Net realized and unrealized
  gains (losses)                   3.88  (1.35)  (1.06)    1.97    5.43
------------------------------------------------------------------------
Total from investment              4.14  (1.13)   (.78)    2.25    5.62
operations
------------------------------------------------------------------------
  Dividends from net
  investment income               (.38)   (.21)   (.27)   (.48)   (.45)
------------------------------------------------------------------------
  Distributions from net
  realized gains                      -   (.10)   (.04)  (3.16)   (.89)
------------------------------------------------------------------------
Total distributions               (.38)   (.31)   (.31)  (3.64)  (1.34)
------------------------------------------------------------------------
Redemption fees                     -/4       -       -       -       -
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR      16.59   12.83   14.27   15.36   16.75
------------------------------------------------------------------------
Total return (%)/2                32.34  (8.05)  (5.05)   14.07   46.05
------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------
Net assets, end of year
($ x1,000)                       417,630 302,735 254,632 223,831 177,217
------------------------------------------------------------------------
Ratios to average net assets: (%)*
------------------------------------------------------------------------
  Expenses/3                       1.43    1.40    1.40    1.38    1.40
------------------------------------------------------------------------
  Expenses, excluding waiver
  and payments by affiliate/3      1.43    1.40    1.40    1.39    1.44
------------------------------------------------------------------------
  Net investment income            1.84    1.53    1.88    1.56    1.36
------------------------------------------------------------------------
Portfolio turnover rate (%)       52.33   29.86   52.15  111.83  127.05
------------------------------------------------------------------------

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses........................ 1.43    1.39    1.39    1.38    1.39
  Expenses, excluding waiver
  and payments by affiliate....... 1.43    1.39    1.39    1.39    1.43

MUTUAL EUROPEAN FUND - CLASS B                   YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                 2003    2002    2001    2000    1999
------------------------------------------------------------------------
PER SHARE DATA ($)
------------------------------------------------------------------------
Net asset value, beginning
of year                           12.64   14.09   15.19   16.66   12.47
------------------------------------------------------------------------
  Net investment income/1            .16     .10     .18     .16     .01
------------------------------------------------------------------------
  Net realized and
  unrealized gains (losses)        3.81  (1.31)  (1.03)    1.95    5.50
------------------------------------------------------------------------
Total from investment
operations                         3.97  (1.21)   (.85)    2.11    5.51
------------------------------------------------------------------------
  Dividends from net
  investment income               (.30)   (.14)   (.21)   (.42)   (.43)
  Distributions from net
  realized gains                      -   (.10)   (.04)  (3.16)   (.89)
------------------------------------------------------------------------
Total distributions               (.30)   (.24)   (.25)  (3.58)  (1.32)
------------------------------------------------------------------------
Redemption fees                     -/4       -       -       -       -
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR      16.31   12.64   14.09   15.19   16.66
------------------------------------------------------------------------
Total return (%)/2                31.45  (8.61)  (5.66)   13.31   45.17
------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------
Net assets, end of year
($ x 1,000)                     38,526  24,855  12,960   6,655   1,039
------------------------------------------------------------------------
Ratios to average net assets: (%)*
------------------------------------------------------------------------
  Expenses/3                       2.08    2.05    2.03    2.03    2.05
------------------------------------------------------------------------
  Expenses, excluding waiver
  and payments by affiliate/3      2.08    2.05    2.03    2.04    2.09
------------------------------------------------------------------------
  Net investment income            1.19     .87    1.20     .92     .04
------------------------------------------------------------------------
Portfolio turnover rate (%)       52.33   29.86   52.15  111.83  127.05
------------------------------------------------------------------------

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses........................ 2.08    2.04    2.02    2.03    2.04
  Expenses, excluding waiver
  and payments by affiliate....... 2.08    2.04    2.02    2.04    2.08


MUTUAL EUROPEAN FUND - CLASS C                  YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                 2003    2002    2001    2000    1999
------------------------------------------------------------------------
PER SHARE DATA ($)
------------------------------------------------------------------------
Net asset value, beginning of
year                              12.85   14.29   15.37   16.75   12.45
------------------------------------------------------------------------
  Net investment income/1           .17     .13     .19     .16     .10
------------------------------------------------------------------------
  Net realized and unrealized
  gains (losses)                   3.87  (1.35)  (1.06)    1.99    5.44
------------------------------------------------------------------------
Total from investment              4.04  (1.22)   (.87)    2.15    5.54
operations
------------------------------------------------------------------------
  Dividends from net
  investment income               (.29)   (.12)   (.17)   (.37)   (.35)
------------------------------------------------------------------------
  Distributions from net
  realized gains                      -   (.10)   (.04)  (3.16)   (.89)
------------------------------------------------------------------------
Total distributions               (.29)   (.22)   (.21)  (3.53)  (1.24)
------------------------------------------------------------------------
Redemption fees                     -/4       -       -       -       -
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR      16.60   12.85   14.29   15.37   16.75
------------------------------------------------------------------------
Total return (%)/2                31.49  (8.65)  (5.65)   13.42   45.40
------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------
Net assets, end of year
($ x 1,000)                      166,758 123,374 117,238 127,408 103,987
------------------------------------------------------------------------
Ratios to average net assets:
(%)*
  Expenses/3                       2.08    2.02    2.04    2.02    2.04
------------------------------------------------------------------------
  Expenses, excluding waiver
  and payments by affiliate/3      2.08    2.02    2.04    2.03    2.08
------------------------------------------------------------------------
  Net investment income            1.19     .91    1.27     .92     .71
------------------------------------------------------------------------
Portfolio turnover rate (%)       52.33   29.86   52.15  111.83  127.05
------------------------------------------------------------------------

*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses.......................  2.08    2.01    2.03    2.02    2.03
  Expenses, excluding waiver
  and payments by affiliate......  2.08    2.01    2.03    2.03    2.07

1. Based on average daily shares outstanding.
2. Total return does not include sales charges.
3. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
4. Amount is less than $0.01 per share



YOUR ACCOUNT


CHOOSING A SHARE CLASS


Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.


CLASS A             CLASS B            CLASS C           CLASS R
------------------------------------------------------------------------------
o  Initial          o  No initial      o  No initial     o  No initial
   sales charge of     sales charge       sales charge      sales charge
   5.75% or less

o  Deferred         o  Deferred        o  Deferred       o  Except for
   sales charge of     sales charge       sales charge      certain Employer
   1% on purchases     of 4% on           of 1% on          Sponsored
   of $1 million       shares you         shares you        Retirement
   or more sold        sell within        sell within       Plans, deferred
   within 18 months    the first          12 months         sales charge of
                       year,                                1% on shares you
                       declining to                         sell within 18
                       1% within six                        months (charged
                       years and                            at plan level
                       eliminated                           based on initial
                       after that                           investment)

o  Lower annual     o  Higher          o  Higher         o  Higher annual
   expenses than       annual             annual            expenses than
   Class B, C or R     expenses than      expenses than     Class A due to
   due to lower        Class A due to     Class A due       higher
   distribution        higher             to higher         distribution
   fees                distribution       distribution      fees (lower than
                       fees.              fees. No          Class B and
                       Automatic          conversion to     Class C). No
                       conversion to      Class A           conversion to
                       Class A shares     shares, so        Class A shares,
                       after eight        annual            so annual
                       years,             expenses do       expenses do not
                       reducing           not decrease.     decrease.
                       future annual
                       expenses.


SALES CHARGES - CLASS A

                              THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS
                              OF THE OFFERING      % OF YOUR NET
WHEN YOU INVEST THIS AMOUNT        PRICE*           INVESTMENT*
--------------------------------------------------------------------
Under $50,000                       5.75               6.10
--------------------------------------------------------------------
$50,000 but under $100,000          4.50               4.71
--------------------------------------------------------------------
$100,000 but under $250,000         3.50               3.63
--------------------------------------------------------------------
$250,000 but under $500,000         2.50               2.56
--------------------------------------------------------------------
$500,000 but under $1 million       2.00               2.04
--------------------------------------------------------------------


*THE DOLLAR AMOUNT OF THE SALES CHARGE IS THE DIFFERENCE BETWEEN THE OFFERING PRICE OF THE SHARES PURCHASED (WHICH FACTORS IN THE APPLICABLE SALES CHARGE IN THIS TABLE) AND THE NET ASSET VALUE OF THOSE SHARES. SINCE THE OFFERING PRICE IS CALCULATED TO TWO DECIMAL PLACES USING STANDARD ROUNDING CRITERIA, THE NUMBER OF SHARES PURCHASED AND THE DOLLAR AMOUNT OF THE SALES CHARGE AS A PERCENTAGE OF THE OFFERING PRICE AND OF YOUR NET INVESTMENT MAY BE HIGHER OR LOWER DEPENDING ON WHETHER THERE WAS A DOWNWARD OR UPWARD ROUNDING.

INVESTMENTS OF $1 MILLION OR MORE
If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 75), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 75).


DISTRIBUTION AND SERVICE (12B-1) FEES
Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.35% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SALES CHARGES - CLASS B
------------------------------------------------------
 IF YOU SELL YOUR SHARES        THIS % IS DEDUCTED
 WITHIN THIS MANY YEARS AFTER   FROM YOUR PROCEEDS
 BUYING THEM                    AS A CDSC
------------------------------------------------------
1 Year                                    4
------------------------------------------------------
2 Years                                   4
------------------------------------------------------
3 Years                                   3
------------------------------------------------------
4 Years                                   3
------------------------------------------------------
5 Years                                   2
------------------------------------------------------
6 Years                                   1
------------------------------------------------------
7 Years                                   0
------------------------------------------------------

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 75). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


MAXIMUM PURCHASE AMOUNT
The maximum amount you may invest in Class B shares with any single purchase request is $99,999. A purchase request of $100,000 or more will be rejected since a reduced sales charge is available on Class A share purchases and Class A's annual expenses are lower. Investors considering cumulative purchases over $100,000 should consider whether Class A shares would be more advantageous and consult with their financial advisor.

RETIREMENT PLANS
Class B shares are available to retirement plans for which Franklin Templeton Bank & Trust serves as trustee or custodian, except DCS Plans (as defined on page 74).


DISTRIBUTION AND SERVICE (12B-1) FEES
Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



SALES CHARGES - CLASS C
------------------------------------------------------
With Class C shares, there is no initial sales charge.
------------------------------------------------------

WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC
There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 75).


DISTRIBUTION AND SERVICE (12B-1) FEES
Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


MUTUAL SHARES FUND AND MUTUAL DISCOVERY FUND
------------------------------------------------------
SALES CHARGES - CLASS R
------------------------------------------------------
With Class R shares, there is no initial sales charge.
------------------------------------------------------



RETIREMENT PLANS
Class R shares are available to the following investors:


o  Employer Sponsored Retirement Plans

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code

o Investors who open a Franklin Templeton IRA Rollover with less than $1 million other than a current or former Franklin Templeton employee or as the result of a spousal rollover or a QDRO.


A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

MAXIMUM PURCHASE AMOUNT
The maximum lump sum amount you may invest in Class R share IRA Rollovers is $999,999. We place any investment of $1 million or more in Class A shares since Class A's annual expenses are lower. There is no maximum purchase amount for Qualified plans.


CDSC
Except for Employer Sponsored Retirement Plans that (i) are DCS Plans; (ii) have contracted with an affiliate of Distributors for plan trustee services; or (iii) first purchase fund shares after January 1, 2003, there is a 1% contingent deferred sales charge (CDSC) on any Class R shares sold within 18 months of purchase. The CDSC is applied at the plan level based on initial investment for Employer Sponsored Retirement Plans. The way we calculate the CDSC is the same for each class (please see page 75).


DISTRIBUTION AND SERVICE (12B-1) FEES
Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B, C & R

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 86 for exchange information).


SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.


QUANTITY DISCOUNTS. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.


[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION OF YOUR ACCOUNT APPLICATION.


REINSTATEMENT PRIVILEGE. If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.


If you paid a CDSC when you sold your Class A, C or R shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.


SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM. Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

BUYING SHARES

MINIMUM INVESTMENTS
------------------------------------------------------------------
                                        INITIAL      ADDITIONAL
------------------------------------------------------------------
Regular accounts                        $1,000       $50
------------------------------------------------------------------
Automatic investment plans              $50          $50
------------------------------------------------------------------
------------------------------------------------------------------
UGMA/UTMA accounts                      $100         $50
------------------------------------------------------------------
Employer Sponsored Retirement Plans     no minimum   $25
------------------------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250         $50
------------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250         $50
------------------------------------------------------------------
Current and former full-time            $100         $50
employees, officers, trustees and
directors of Franklin Templeton
entities, and their immediate family
members
------------------------------------------------------------------

PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE FOR SALE IN YOUR STATE OR JURISDICTION.

ACCOUNT APPLICATION
If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 80). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


BUYING SHARES
----------------------------------------------------------------------
                     OPENING AN ACCOUNT      ADDING TO AN ACCOUNT
----------------------------------------------------------------------


THROUGH YOUR
INVESTMENT           Contact your            Contact your investment
REPRESENTATIVE       investment              representative
                     representative
----------------------------------------------------------------------
                     If you have another     Before requesting a
                     Franklin Templeton      telephone or online
BY PHONE/ONLINE      fund account with your  purchase into an
                     bank account            existing account,
(Up to $100,000 per  information on file,    please make sure we
shareholder per day) you may open a new      have your bank account
                     account by phone. At    information on file. If
1-800/632-2301       this time, a new        we do not have this
                     account may not be      information, you will
                     opened online.          need to send written
franklintempleton.com                        instructions with your
                     To make a same day      bank's name and address
NOTE:  CERTAIN       investment, your phone  and a voided check or
ACCOUNT TYPES ARE    order must be received  savings account deposit
NOT AVAILABLE FOR    and accepted by us by   slip. If the bank and
ONLINE ACCOUNT       1:00 p.m. Pacific time  Fund accounts do not
ACCESS               or the close of the     have at least one
                     New York Stock          common owner, your
                     Exchange, whichever is  written request must be
                     earlier.                signed by ALL fund AND
                                             bank account owners, and each
                                             individual must have his or her
                                             signature guaranteed. If you have
                                             online access, you will be able to
                                             add or change bank account
                                             information that we can use to
                                             process additional purchases into
                                             your Franklin Templeton account.

                                             To make a same day investment, your
                                             phone or online order must be
                                             received and accepted by us by 1:00
                                             p.m. Pacific time or the close of
                                             the New York Stock Exchange,
                                             whichever is earlier.


----------------------------------------------------------------------
                     Make your check         Make your check payable
                     payable to the Fund.    to the Fund. Include
BY MAIL                                      your account number on
                     Mail the check and      the check.
                     your signed
                     application to          Fill out the deposit
                     Investor Services.      slip from your account
                                             statement. If you do not have a
                                             slip, include a note with your
                                             name, the Fund name, and your
                                             account number.

                                             Mail the check and deposit slip or
                                             note to Investor Services.
----------------------------------------------------------------------
                     Call to receive a wire  Call to receive a wire
                     control number and      control number and wire
BY WIRE              wire instructions.      instructions.

1-800/632-2301       Wire the funds and      To make a same day wire
(or 1-650/312-2000   mail your signed        investment, the wired
collect)             application to          funds must be received
                     Investor Services.      and accepted by us by
                     Please include the      1:00 p.m. Pacific time
                     wire control number or  or the close of the New
                     your new account        York Stock Exchange,
                     number on the           whichever is earlier.
                     application.

                     To make a same day
                     wire investment, the
                     wired funds must be
                     received and accepted
                     by us by 1:00 p.m.
                     Pacific time or the
                     close of the New York
                     Stock Exchange, whichever
                     is earlier.
----------------------------------------------------------------------
                      Call Shareholder        Call Shareholder
                      Services at             Services at
BY EXCHANGE           1-800/632-2301, or      1-800/632-2301, or send
                      send signed written     signed written
franklintempleton.com instructions. You       instructions. You also also
                      may place an online     may place an online
                      exchange order.         exchange order.
                      The automated           The automated telephone
                      telephone system        system cannot be used
                      cannot be used to       to open a new account.
                      open a new account.

                     (Please see page 86 for     (Please see page 86 for
                     information on exchanges.)  information on exchanges.)
----------------------------------------------------------------------

FRANKLIN TEMPLETON INVESTOR SERVICES
P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030
CALL TOLL-FREE: 1-800/632-2301
(MONDAY THROUGH FRIDAY
5:30 A.M. TO 5:00 P.M., PACIFIC TIME
SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK,
AT FRANKLINTEMPLETON.COM

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN
This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment (please see page 77) with your application.


AUTOMATIC PAYROLL DEDUCTION
You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.


AUTOMATED TELEPHONE SYSTEM
Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

---------------------------------------------
Shareholder Services           1-800/632-2301
---------------------------------------------
Advisor Services               1-800/524-4040
---------------------------------------------
Retirement Services            1-800/527-2020
---------------------------------------------


DISTRIBUTION OPTIONS
You may reinvest distributions you receive from a Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. DCS Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.

RETIREMENT PLANS
Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.



TELEPHONE/ONLINE PRIVILEGES
You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; add or change your bank account information (online only); and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

 NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.



SYSTEMATIC WITHDRAWAL PLAN
This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.


SELLING SHARES


You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING
Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Funds we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares

o you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Funds against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES
If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS
Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS
You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.



SELLING SHARES
---------------------------------------------------------------
TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------
THROUGH YOUR          Contact your investment representative
INVESTMENT
REPRESENTATIVE
---------------------------------------------------------------
                      Send written instructions and endorsed
                      share certificates (if you hold share
BY MAIL               certificates) to Investor Services.
                      Corporate, partnership or trust
                      accounts may need to send additional
                      documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. If you own both
                      Class A and B shares, also specify the
                      class of shares, otherwise we
                      will sell your Class A shares first.
                      Be sure to include all necessary
                      signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------
                      As long as your transaction is for
                      $100,000 or less, you do not hold share
BY PHONE/ONLINE       certificates and you have not changed
                      your address by phone or online within
1-800/632-2301        the last 15 days, you can sell your
                      shares by phone or online.
franklintempleton.com
                      A check will be mailed to the name(s)
                      and address on the account. Written
                      instructions, with a signature
                      guarantee, are required to send the check
                      to another address or to make it payable
                      to another person.
---------------------------------------------------------------
                      You can call, write, or visit us online
                      to have redemption proceeds sent to a
BY ELECTRONIC FUNDS   bank account. See the policies at left
TRANSFER (ACH)        for selling shares by mail, phone, or
                      online.

                      Before requesting to have redemption
                      proceeds sent to a bank account, please
                      make sure we have your bank account
                      information on file. If we do not have
                      this information, you will need to provide the banking instructions online or send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time, proceeds .
                      sent by ACH generally will be available
                      within two to three business
                      days.
---------------------------------------------------------------
                      Obtain a current prospectus for the
                      fund you are considering.  Prospectuses
BY EXCHANGE           are available online at
                      franklintempleton.com.

                      Call Shareholder Services at the number
                      below or send signed written instructions.
                      You also may place an exchange order online.
                      See the policies at left for
                      selling shares by mail, phone, or online.

                      If you hold share certificates, you
                      will need to return them to the Fund
                      before your exchange can be processed.
---------------------------------------------------------------

FRANKLIN TEMPLETON INVESTOR SERVICES
P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030
CALL TOLL-FREE: 1-800/632-2301
(MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME) OR VISIT US ONLINE
24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM

EXCHANGING SHARES

EXCHANGE PRIVILEGE
You can exchange shares between most Franklin Templeton funds within the same class, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

The following policies apply from May 1, 2004 through May 31, 2004:

EXCHANGE LIMIT GUIDELINES. This exchange privilege is not intended to facilitate short-term or other excessive trading. In furtherance of this policy, generally, you may make up to four (4) exchanges out of a Fund during any calendar year. Accounts under common ownership or control may be counted together for purposes of the exchange limit guidelines. Regularly scheduled redemptions and purchases resulting from automatic redemption and/or automatic investment plans or similar arrangements will not be counted for purposes of the exchange limit guidelines. EACH FUND, IN ITS SOLE DISCRETION, MAY DETERMINE THAT YOUR TRADING ACTIVITY IS MARKET TIMING TRADING, REGARDLESS OF WHETHER OR NOT YOU EXCEED SUCH GUIDELINES, AND THEREFORE LIMIT YOUR EXCHANGE PRIVILEGE AS DESCRIBED IN THE "EXCHANGE PRIVILEGE" AND "MARKET TIMING TRADING POLICY" SECTIONS.

EXCHANGE TRANSACTIONS. Each Fund at all times reserves the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, a Fund may refuse exchange purchases by any person or group if, in the manager's judgment, (1) the Fund may be unable to invest the money effectively in accordance with its investment goals and policies, or (2) it is from a market timer or an investor that, in the opinion of the manager, may be disruptive to the Fund, or (3) the Fund would otherwise potentially be adversely affected. For these purposes, a Fund may consider, among other factors, an investor's trading history in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving shares of the Fund, the rejected exchange request may also involve another fund. Of course, you may generally redeem shares of the Fund at any time.

INVESTOR EXCHANGE PRIVILEGE CHANGES. Each Fund may suspend or may permanently terminate the exchange privilege, or may limit the amount, number or frequency of your exchanges, or may limit the methods you may use to request exchanges if you exceed or seek to exceed the Fund's exchange limit guidelines.

INTERMEDIARY PURCHASES. Different restrictions may apply if you invest through an intermediary. While each Fund will work with financial intermediaries, such as broker-dealers, banks, investment advisers, record-keepers, or other third parties, to apply the Fund's exchange limit guidelines, currently each Fund is limited in its ability to monitor the trading activity or enforce the Fund's exchange limit guidelines in such accounts. For more information, see the "Market Timing Trading Policy" section.

RETIREMENT PLANS. A different exchange limit may apply for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.

FUND EXCHANGE PRIVILEGE CHANGES. Each Fund may terminate or modify (temporarily or permanently) the exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds, the stricter policy will apply to the exchange transaction. Other Franklin Templeton funds may have different exchange restrictions, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Effective June 1, 2004, the following policies apply:

EXCHANGE LIMIT GUIDELINE. This exchange privilege is not intended to facilitate short-term or other excessive trading. In order to limit short-term or other excessive trading you generally may make up to eight (8) exchanges out of your Fund account to an account in a different Franklin Templeton fund during any calendar year (a single request to exchange out of your Fund account to accounts in two different Franklin Templeton funds will count as two exchanges out of your Fund account). Regularly scheduled exchanges or transfers resulting from automatic rebalancing plans or similar arrangements will not be counted for purposes of this exchange limit guideline. Each Fund may (but is not required to) reject any exchange request that exceeds this exchange limit guideline and may temporarily suspend or permanently terminate your exchange privileges, or may limit the amount, number or frequency of your exchanges, or may limit the methods you may use to request exchanges if you exceed or seek to exceed this exchange limit guideline.

Even if you don't exceed this exchange limit guideline, each Fund at all times reserves the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, a Fund may refuse any sale of Fund shares through an exchange by any investor or group if, in the manager's judgment, the trade (1) may interfere with the efficient management of the Fund's portfolio, (2) may appear to be connected with a strategy of market timing (as described in the "Market Timing Trading Policy" section), or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, a Fund may consider, among other factors, the investor's trading history, both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of a Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an "Omnibus Account") with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt these exchange limit guidelines or, alternatively, may adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. Each Fund may terminate or modify (temporarily or permanently) this exchange limit guideline and exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law. Each Fund reserves the right to waive the exchange limit guideline at its discretion if the Fund's manager believes such waiver is not inconsistent with the best interests of the Fund. The exchange limit guideline does not apply to mutual funds, Omnibus Accounts and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The following policies apply from May 1, 2004 through May 31, 2004:

MARKET TIMING RESTRICTIONS. Short-term or excessive trading, often referred to as "market timing," is discouraged. Each Fund will take steps to seek to detect and deter market timing pursuant to the Fund's policies as described in the prospectus and approved by the Board of Trustees.

MARKET TIMING CONSEQUENCES. Each Fund may suspend or may permanently terminate the exchange privilege, or limit the amount, number, frequency, or methods of requesting exchange transactions, if you exceed or seek to exceed the Fund's exchange limit guidelines (defined under the "Exchange Privilege" section). Each Fund may also bar your future purchases into the Fund and any of the other Franklin Templeton funds. Moreover, each Fund in its sole discretion may determine that your trading activity is market timing trading, regardless of whether or not you exceed such guidelines, and limit your exchange privilege as described in the "Exchange Privilege" and in the "Market Timing Trading Policy" sections. In addition, each Fund may restrict, reject or cancel any purchase of Fund shares, including the purchase side of an exchange, without notice, for no reason or any reason.

For example, each Fund may refuse a purchase, including an exchange purchase, by any person or group if, in the manager's judgment, (1) the Fund may be unable to invest the money effectively in accordance with its investment goals and policies, or (2) it is from a market timer or an investor that, in the opinion of the manager, may be disruptive to the Fund, or (3) the manager believes such purchase may represent market timing activity involving the Fund alone or involving the Fund together with one or more other mutual funds, or (4) the Fund would otherwise potentially be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by a Fund. For these purposes, a Fund may consider, among other factors, the period of time between your last purchase (including exchange purchase) of the Fund's shares and the date of the current redemption (including exchange redemption) and your trading history in the Fund, in other Franklin Templeton funds, in other non-Franklin Templeton mutual funds or in accounts under common control or ownership.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, market timing may disrupt portfolio management strategies, increase brokerage, administrative and other expenses, and impact fund performance. The Franklin Templeton funds are currently using several methods to detect and deter market timing. These methods include:

o  Use of exchange limit guidelines;

o Broad authority to take discretionary action against market timers and against particular trades;

o  Selective monitoring of trade activity; and

o  Redemption fees on trades in certain funds.

The Franklin Templeton funds are also continuing to refine their uses of the above methods and to explore other methods.

Each of these methods involves judgments that are inherently subjective, although the Franklin Templeton funds and their Franklin Templeton service providers seek to make judgments that are consistent with shareholder interests. Moreover, each of these methods involves some selectivity in their application. Finally, while the Franklin Templeton funds seek to take actions that will detect and deter market timing, they cannot represent that it can be completely eliminated in any fund.

For example, a Fund may not be able to identify or reasonably detect or deter market timing transactions that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund on behalf of their customers who are the beneficial owners. More specifically, unless the financial intermediaries have the ability to detect and deter market timing transactions themselves, a Fund may not be able to determine: (1) whether the purchase or sale is connected with a market timing transaction; and/or (2) the identity of the beneficial owner for whom the shares are purchased or sold. Additionally, there can be no assurance that the systems and procedures of each Fund's transfer agent will be able to monitor all trading activity.

REVOCATION OF TIMING TRADES. Transactions placed in violation of a Fund's exchange limit guidelines or market timing trading policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

MONEY FUNDS. Each Fund's exchange limit guidelines of up to four (4) exchanges out of the Fund during any calendar year generally do not apply to any of the Franklin Templeton money funds. However, the Franklin Templeton money funds at all times reserve the right to restrict, reject or cancel any exchange purchase, for no reason or any reason, without notice.

Effective June 1, 2004, the following policies apply:

MARKET TIMING GENERALLY. Each Fund discourages short-term or excessive trading, often referred to as "market timing," and intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in these Funds or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of a Fund's manager or a Fund's transfer agent and based on that information the Fund or its agents in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, each Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this policy whether you are a direct shareholder of a Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an "Omnibus Account") with the Fund for trading on behalf of its customers.

While each Fund will encourage financial intermediaries to apply the Fund's market timing trading policy to their customers who invest indirectly in the Fund, each Fund is limited in its ability to monitor the trading activity or enforce the Fund's market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply a Fund's market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's market timing trading policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of a Fund's portfolio holdings expose the Fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timers may seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets, and in funds that hold significant investments in small-cap securities, high-yield ("junk") bonds and other types of investments which may not be frequently traded.

Each Fund is currently using several methods to reduce the risk of market timing. These methods include:

o  limiting annual exchange activity per fund account,

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing trading policy; and

o  assessing a redemption fee for short-term trading

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that a Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While each Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing the Fund cannot represent that such trading activity can be completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of a Fund's market timing trading policy or exchange limit guidelines are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

REDEMPTION FEE

The following policies apply to the Mutual Discovery and Mutual European Funds from May 1, 2004 through May 31, 2004:

REDEMPTION FEE ASSESSMENT. Redemption (if you sell or exchange your shares or your shares are involuntarily redeemed) of Fund shares held for 30 days or less may be subject to a Fund's redemption fee, which is 2% of the amount redeemed (using standard rounding criteria). For this purpose, shares held the longest will be treated as being redeemed first and the shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.

This redemption fee is paid to the Fund rather than to the manager, and is designed to help offset any cost associated with short-term shareholder trading.

INTERMEDIARIES' ROLE. Only certain intermediaries have agreed to collect each Fund's redemption fee on the Fund's behalf from their customers' accounts. In addition, due to operational requirements, those intermediaries' methods for tracking and calculating the fee may differ in some respects from that of the Fund.

EXCEPTIONS. The redemption fee, however, does not apply to certain types of accounts held through intermediaries, including:

o  Certain employer-sponsored retirement plans;

o  Certain broker wrap fee and other fee-based programs;

o Certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption fee on its underlying customers' accounts; and

o Certain intermediaries that do not have or are not able to report to a Fund sufficient information to impose a redemption fee on their customers' accounts.

In addition, the redemption fee does not apply to:

o  Shares acquired through the automatic reinvestment of distributions;

o  Redemptions under regularly scheduled automatic withdrawal plans;

o  Redemptions from retirement accounts (1) of a mandatory distribution;
   (2) within 30 days following the end of a plan "blackout period" in connection with a plan conversion; or (3) within 30 days of an automatic payroll deduction;

o Redemptions in connection with the regularly scheduled automatic rebalancing of assets in retirement plans;

o Distributions from retirement accounts due to death, disability, health or financial hardship;

o  Reinvested distributions (dividends and capital gains);

o  Involuntary redemptions resulting from failure to meet account minimums;
   and

o  Redemptions by registered mutual funds.

You should contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.

In addition to the circumstances noted above, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is consistent with the best interests of the Fund, to the extent permitted by law. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to assess or collect the redemption fee on all shares redeemed by Fund investors serviced by the Fund's transfer agent (due to systems limitations which we anticipate being resolved by mid 2004) or by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, a Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), a Fund may not know:
(1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee. See the "Market Timing Trading Policy" section.

Effective June 1, 2004, the following policies apply to the Mutual Beacon, Mutual Discovery, Mutual European, Mutual Financial Services, Mutual Qualified and Mutual Shares Funds:

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee may be assessed on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to a Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and each Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in a Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to a Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund even if any such request would not exceed the exchange limit guideline described in this prospectus.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an "Omnibus Account") with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect each Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of a Fund. Each Fund will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in a Fund.

WAIVER/EXCEPTIONS/CHANGES. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. Each Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona-fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to assess or collect the redemption fee on all shares redeemed by Fund investors serviced by each Fund's transfer agent (due to systems limitations which we anticipate being resolved within 180 days of the effective date of this policy) or by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, a Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), a Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS
Each Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.

ACCOUNT POLICIES


CALCULATING SHARE PRICE
Each Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The Funds' assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES
If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES
You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).


You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 81).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS
If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS
You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.


JOINT ACCOUNTS
Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES
You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow each Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give a Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:


o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.


ADDITIONAL POLICIES Please note that each Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.

o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.


DEALER COMPENSATION
Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.


                             CLASS A      CLASS B   CLASS C  CLASS R
----------------------------------------------------------------------
COMMISSION (%)               ---          4.00      1.00/4   1.00/6
----------------------------------------------------------------------
Investment under $50,000     5.00         ---       ---      ---
----------------------------------------------------------------------
$50,000 but under $100,000   3.75         ---       ---      ---
----------------------------------------------------------------------
$100,000 but under $250,000  2.80         ---       ---      ---
----------------------------------------------------------------------
$250,000 but under $500,000  2.00         ---       ---      ---
----------------------------------------------------------------------
$500,000 but under $1        1.60         ---       ---      ---
million
----------------------------------------------------------------------
$1 million or more           up to 1.00/1 ---       ---      ---
----------------------------------------------------------------------
12B-1 FEE TO DEALER          0.25/1,2      0.25/3   1.00/5   0.35/6


A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.


MARKET TIMING. Please note that for Class A NAV purchases by market timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. Each Fund may pay
up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses.
3. Dealers may be eligible to receive up to 0.25% from the date of purchase. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
4. Commission includes advance of the first year's 0.25% 12b-1 service fee. For purchases at NAV, Distributors may pay a prepaid commission.
5. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
6. Dealers may be eligible to receive a 12b-1 fee of 0.35% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission paid at the time of purchase. Starting in the 13th month, Distributors will receive 0.15%. Dealers may be eligible to receive the full 0.50% 12b-1 fee starting at the time of purchase if Distributors did not pay a prepaid commission.

QUESTIONS


If you have any questions about the Funds or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                        6:30 a.m. to 2:30 p.m.
                                        (Saturday)
-----------------------------------------------------------------
Fund Information      1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)  6:30 a.m. to 2:30 p.m.
                                        (Saturday)
-----------------------------------------------------------------
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
-----------------------------------------------------------------
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
-----------------------------------------------------------------
Institutional         1-800/321-8563    6:00 a.m. to 4:00 p.m.
Services
-----------------------------------------------------------------
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)
-----------------------------------------------------------------
Automated Telephone   1-800/632-2301    (around-the-clock
System                1-800/524-4040     access)
                      1-800/527-2020
-----------------------------------------------------------------

FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.


[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]
One Franklin Parkway,
San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)

Investment Company Act file #811-5387                              MS P 05/04






MAY 1, 2004


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


PROSPECTUS  CLASS Z

FRANKLIN MUTUAL SERIES FUND INC.


Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Mutual Discovery Fund
Mutual European Fund













[Insert FRANKLIN(R)TEMPLETON(R)INVESTMENTS logo]






CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


Mutual Beacon Fund; Mutual Qualified Fund;
Mutual Shares Fund; Mutual Discovery Fund.....................................2

Mutual Financial Services Fund...............................................15

Mutual European Fund.........................................................26

More Information on Investment
Policies, Practices and Risks................................................35

Management...................................................................38

Distributions and Taxes......................................................42

Financial Highlights.........................................................44

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND
SERVICES
[End callout]

Qualified Investors..........................................................50

Buying Shares................................................................54

Investor Services............................................................56

Selling Shares...............................................................59

Exchanging Shares............................................................62

Account Policies.............................................................75

Questions....................................................................79


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover






MUTUAL BEACON FUND
MUTUAL QUALIFIED FUND
MUTUAL SHARES FUND
MUTUAL DISCOVERY FUND


GOALS AND STRATEGIES


GOALS
The principal investment goal of Mutual Beacon, Mutual Qualified and Mutual Shares is capital appreciation, which may occasionally be short-term. Their secondary goal is income. Mutual Discovery's investment goal is capital appreciation.


MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Funds invest mainly in equity securities (including securities convertible into, or that the manager expects to be exchanged for, common or preferred stock) of companies of any nation that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, each Fund primarily invests in:

o UNDERVALUED SECURITIES Securities trading at a discount to intrinsic value.

And, to a lesser extent, each Fund also invests in:

o RISK ARBITRAGE SECURITIES Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the manager believes are cheap relative to an economically equivalent security of the same or another company.


o DISTRESSED COMPANIES Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.


[Begin callout]
The Funds invest mainly in equity securities of U.S. and foreign companies the manager believes are undervalued.
[End callout]


In pursuit of its value-oriented strategy, the Funds are not limited to pre-set maximums governing the size of the companies in which they may invest. However, the Funds invest primarily in mid- and large-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. Each Fund also may invest a significant portion of its assets in small-cap companies.

While the Funds generally purchase securities for investment purposes, the manager may seek to influence or control management, or invest in other companies that do so, when the manager believes a Fund may benefit.


The Mutual Beacon and Mutual Shares Funds expect to invest a significant portion (up to 35%) of their assets in foreign securities, Mutual Qualified expects to invest a substantial portion (up to, but less than, 50%) of its assets in foreign securities and Mutual Discovery also expects to invest substantially and may invest most (up to 100%) in foreign securities, which may include sovereign debt and participations in foreign government debt. The Funds may attempt, from time to time, to hedge (protect) against currency risks, largely using forward currency exchange contracts (Hedging Instruments), when, in the manager's opinion, it would be advantageous to the Fund to do so.

The Funds' investments in Distressed Companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or insurance companies. By purchasing all or a part of a company's direct indebtedness, a Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Funds generally make such investments to achieve capital appreciation, rather than to seek income.

The Funds may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Funds generally buy the security that the manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Funds attempt to profit from a perceived relationship between the values of the two securities. The Funds generally engage in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

PORTFOLIO SELECTION
The manager employs a research driven, fundamental value strategy for each of the Funds. In choosing equity investments, the manager focuses on the market price of a company's securities relative to the manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

DIFFERENCES BETWEEN THE FUNDS
Although the manager follows a similar strategy in choosing investments for each of the Funds, there are certain differences. First, the Funds vary in size; second, each Fund has a different team of portfolio managers who have primary responsibility for selecting investments. Third, although the Funds may invest a portion of their assets in foreign securities, the proportion so invested will vary. Finally the Funds may allocate foreign investments to different geographic areas. As a result of these differences, the performance of the four Funds will vary.

MAIN RISKS

STOCKS
While stocks, as a class, have historically outperformed other types of investments over the long term, individual stock prices tend to go up and down more dramatically than many other types of investments over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company's earnings, management, or accounting practices can cause its stock price to decline, or a negative industry-wide event or broad-based market drop can cause the stock prices of many companies to decline.

VALUE INVESTING
Value investments may not increase in price as anticipated by the manager, and may decline even further if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the events or factors that the manager believes will increase a security's market value do not occur.

The Funds' bargain-driven focus may result in a Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled to levels considered "cheap" in the manager's opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market or losing more value.

RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES
A merger or other restructuring or tender or exchange offer proposed at the time a Fund invests in Risk Arbitrage Securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Also, debt obligations of Distressed Companies typically are unrated, lower-rated, in default or close to default and may become worthless.

[Begin callout]
Because the securities the Funds hold fluctuate in price, the value of your investment in a Fund will go up and down. You could lose money.
[End callout]

FOREIGN SECURITIES
Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks, which can increase the potential for losses in the Funds and affect their share price, are discussed in more detail beginning on page 35.

SMALLER AND MID-SIZE COMPANIES
While smaller companies, and to some extent mid-size companies, may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of such companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and mid-size companies to changing economic conditions.

In addition, small and mid-size companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.


CREDIT
An issuer may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact performance.

LOWER-RATED AND UNRATED DEBT SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," and the type of unrated debt securities purchased by the Funds, generally are considered to have more risk than higher-rated securities.


They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations, such as the Funds, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Funds take on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the company issuing the underlying indebtedness.


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]







PERFORMANCE

These bar charts and tables show the volatility of each Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The tables show how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. A Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

MUTUAL BEACON FUND

CLASS Z ANNUAL TOTAL RETURNS/1

[Insert bar graph]


5.61%  25.89%  21.19% 22.99% 2.37% 16.79% 14.33%  6.11% -11.05% 29.44%
----------------------------------------------------------------------
  94     95      96     97    98    99     00     01     02      03
                                YEAR

------------------------------------------------------------
Best Quarter:                             Q2 '03      14.17%
------------------------------------------------------------
Worst Quarter:                            Q3 '98     -17.54%
------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
                                        For the periods ended December 31, 2003
-------------------------------------------------------------------------------
                                      1 YEAR    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Mutual Beacon Fund - Class Z
-------------------------------------------------------------------------------
Return Before Taxes                    29.44%    10.28%    12.71%
-------------------------------------------------------------------------------
Return After Taxes on Distributions    28.92%     7.99%     9.88%
-------------------------------------------------------------------------------
Return After Taxes on Distributions    19.35%     7.71%     9.55%
and Sale of Fund Shares
-------------------------------------------------------------------------------
S&P 500(R)Index/2                      28.67%    -0.57%    11.06%
-------------------------------------------------------------------------------
(index reflects no deduction for fees, expenses, or taxes)

1. As of March 31, 2004, the Fund's year-to-date return was 3.68% for Class Z shares. All Fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



MUTUAL QUALIFIED FUND
CLASS Z ANNUAL TOTAL RETURNS/1

[Insert bar graph]


5.73%  25.45%  22.30% 24.92% 0.50% 13.64% 14.25%  8.21% -12.70% 30.50%
----------------------------------------------------------------------
  94     95      96     97    98    99     00     01     02      03
                                YEAR

------------------------------------------------------------
Best Quarter:                             Q2 '03      14.67%
------------------------------------------------------------
Worst Quarter:                            Q3 '98     -17.70%
------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
                                        For the periods ended December 31, 2003
-------------------------------------------------------------------------------
                                      1 YEAR    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Mutual Qualified Fund - Class Z
-------------------------------------------------------------------------------
Return Before Taxes                    30.50%     9.86%    12.54%
-------------------------------------------------------------------------------
Return After Taxes on Distributions    29.92%     7.73%     9.72%
-------------------------------------------------------------------------------
Return After Taxes on Distributions    20.05%     7.46%     9.43%
and Sale of Fund Shares
-------------------------------------------------------------------------------
S&P 500(R)Index/2                      28.67%    -0.57%    11.06%
-------------------------------------------------------------------------------
(index reflects no deduction for fees, expenses, or taxes)

1. As of March 31, 2004, the Fund's year-to-date return was 3.41% for Class Z shares. All Fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


MUTUAL SHARES FUND
CLASS Z ANNUAL TOTAL RETURNS/1

                               [Insert bar graph]


4.55%  29.11% 20.76%  26.38% 0.45% 15.00%13.83%  6.32% -10.89% 26.62%
----------------------------------------------------------------------
  94     95     96      97    98    99     00     01     02      03
                                YEAR

------------------------------------------------------------
Best Quarter:                             Q4 '98      13.34%
------------------------------------------------------------
Worst Quarter:                            Q3 '98     -16.96%
------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
                                        For the periods ended December 31, 2003
-------------------------------------------------------------------------------
                                      1 YEAR    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Mutual Shares Fund - Class Z
-------------------------------------------------------------------------------
Return Before Taxes                    26.62%     9.45%    12.51%
-------------------------------------------------------------------------------
Return After Taxes on Distributions    26.10%     7.25%     9.57%
-------------------------------------------------------------------------------
Return After Taxes on Distributions    17.46%     7.02%     9.29%
and Sale of Fund Shares
-------------------------------------------------------------------------------
S&P 500(R)Index/2                      28.67%    -0.57%    11.06%
-------------------------------------------------------------------------------
(index reflects no deduction for fees, expenses, or taxes)


1. As of March 31, 2004, the Fund's year-to-date return was 3.29% for Class Z shares. All Fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


MUTUAL DISCOVERY FUND
CLASS Z ANNUAL TOTAL RETURNS/1

[Insert bar graph]


3.62%  28.63% 24.93%  22.94% -1.90% 26.80% 12.59% 1.26% -9.06% 31.55
----------------------------------------------------------------------
  94     95     96      97     98     99     00    01     02     03
                                 YEAR

------------------------------------------------------------
Best Quarter:                             Q2 '03      15.65%
------------------------------------------------------------
Worst Quarter:                            Q3 '98     -19.44%
------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
                                        For the periods ended December 31, 2003
-------------------------------------------------------------------------------
                                      1 YEAR    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Mutual Discovery Fund - Class Z
-------------------------------------------------------------------------------
Return Before Taxes                    31.55%    11.58%    13.26%
-------------------------------------------------------------------------------
Return After Taxes on Distributions    30.98%     9.34%    10.61%
-------------------------------------------------------------------------------
Return After Taxes on Distributions    20.89%     8.84%    10.14%
and Sale of Fund Shares
-------------------------------------------------------------------------------
S&P 500(R)Index/2                      28.67%    -0.57%    11.06%
-------------------------------------------------------------------------------
MSCI World Index/3                     33.76%    -0.39%     7.58%
-------------------------------------------------------------------------------
(indices reflect no deduction for fees, expenses, or taxes)


1. As of March 31, 2004, the Fund's year-to-date return was 4.09% for Class Z shares. All Fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
3. Source: Standard & Poor's Micropal (MSCI World Index). The unmanaged Morgan Stanley Capital International (MSCI) World Index tracks the performance of approximately 1,500 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.









FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.


SHAREHOLDER FEES                      (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------------------
                                   MUTUAL   MUTUAL     MUTUAL    MUTUAL
                                   BEACON   QUALIFIED  SHARES    DISCOVERY
-------------------------------------------------------------------------------
CLASS Z
-------------------------------------------------------------------------------
Maximum sales charge (load)
imposed on purchases               None     None       None      None
-------------------------------------------------------------------------------
From May 1, 2004 through May
31, 2004, redemption fee on        None     None       None      2.00%
shares held less than 30 days/1
-------------------------------------------------------------------------------
Effective June 1, 2004,
redemption fee on shares sold
within 5 New York Stock Exchange   2.00%    2.00%      2.00%     2.00%
trading days following their
purchase date/1
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES             (EXPENSES DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
                                   MUTUAL   MUTUAL    MUTUAL     MUTUAL
                                   BEACON   QUALIFIED SHARES     DISCOVERY
-------------------------------------------------------------------------------
Management fees/2                  0.60%    0.60%     0.60%      0.80%
-------------------------------------------------------------------------------
Distribution and service (12b-1)   None     None      None       None
fees
-------------------------------------------------------------------------------
Other expenses (including
administration fees)               0.26%    0.25%     0.24%      0.31%
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING        0.86%    0.85%     0.84%      1.11%
EXPENSES
-------------------------------------------------------------------------------

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is generally withheld from redemption proceeds and retained by the Fund. For more details, see "Redemption Fee" section.
2. For the fiscal year ended December 31, 2003, the manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Mutual Qualified and Mutual Shares Funds' investments in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Directors and an exemptive order by the Securities and Exchange Commission. Under this agreement the manager waived less than 0.01% of its fees.

EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:


o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year;

o The Fund's operating expenses remain the same; and

o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  MUTUAL   MUTUAL    MUTUAL     MUTUAL
                                  BEACON   QUALIFIED SHARES     DISCOVERY
-------------------------------------------------------------------------------
If you sell your shares at the end of the period:
-------------------------------------------------------------------------------
 1 Year                           $88       $87      $86        $113
-------------------------------------------------------------------------------
 3 Years                          $274      $271     $268       $353
-------------------------------------------------------------------------------
 5 Years                          $477      $471     $466       $612
-------------------------------------------------------------------------------
 10 Years                         $1,061    $1,049   $1,037     $1,352
-------------------------------------------------------------------------------


MUTUAL FINANCIAL SERVICES FUND


GOALS AND STRATEGIES


GOALS The Fund's principal investment goal is capital appreciation, which may occasionally be short-term. Its secondary goal is income.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in financial services companies.

Following this value-oriented strategy, the Fund primarily invests in:


o UNDERVALUED SECURITIES Securities trading at a discount to intrinsic value.

And, to a lesser extent, the Fund also invests in:

o RISK ARBITRAGE SECURITIES Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the manager believes are cheap relative to an economically equivalent security of the same or another company.


o DISTRESSED COMPANIES Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.


[Begin callout]
The Fund invests primarily in equity securities of financial services companies the manager believes are undervalued.
[End callout]

The Fund concentrates its investments in securities of companies in the financial services industry. Financial services companies are companies that, in the manager's view, derive at least 50% of their assets or revenues from the creation, purchase and sale of financial instruments or services. These companies include banks, savings and loan organizations, credit card companies, brokerage firms, finance companies (some of which may be structured as real estate investment trusts), sub-prime lending institutions, investment advisors, investment companies and insurance companies.


Because many companies in the financial services industry that meet the manager's investment criteria are smaller capitalization companies, the Fund may invest most of its assets in the securities of companies with market capitalization values (share price times the number of common stock shares outstanding) of $1.5 billion or less.

While the Fund generally purchases securities for investment purposes, the manager may seek to influence or control management, or invest in other companies that do so, when the manager believes the Fund may benefit.


The Fund's investments in Distressed Companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company. Loan participations represent fractional interest in a company's indebtedness and are generally made available by banks or insurance companies. By purchasing all or a part of a company's direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.

The Fund may invest a substantial portion (up to, but less than, 50%) of its assets in foreign securities. The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts (Hedging Instruments), where available, and when, in the manager's opinion, it would be advantageous to the Fund to do so.

The Fund may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

PORTFOLIO SELECTION
The manager employs a research driven, fundamental value strategy. In choosing equity investments, the manager focuses on the market price of a company's securities relative to the manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including participations, are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size or earnings.

MAIN RISKS

STOCKS
While stocks, as a class, have historically outperformed other types of investments over the long term, individual stock prices tend to go up and down more dramatically than many other types of investments over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company's earnings, management, or accounting practices can cause its stock price to decline, or a negative industry-wide event or broad-based market drop can cause the stock prices of many companies to decline.


FINANCIAL SERVICES COMPANIES
The Fund concentrates its investments in the financial services industry. As a result, general market and economic conditions as well as other risks specific to the financial services industry will impact the Fund's investments and its performance. For example, increases in interest rates can have a negative effect on the profitability of financial services companies.

Financial services companies are subject to extensive government regulation, which tends to limit not only the amount and types of loans and other financial commitments a financial services company can make, but the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company.


Insurance companies may be subject to heavy price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters, including terrorism; and life and health insurer profits may be affected by mortality risks and morbidity rates.


The financial services industry is undergoing rapid change as existing distinctions between banking, insurance and brokerage businesses become blurred. In addition, the financial services industry continues to experience consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Fund, but it is not possible to predict whether the effect will be beneficial or adverse. That depends not only upon how these changes affect the industry, but also how the particular securities in the Fund's portfolio are affected.


Because the manager is a subsidiary of a financial holding company (FHC), federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

VALUE INVESTING
Value investments may not increase in price as anticipated by the manager, and may decline even further if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the events or factors that the manager believes will increase a security's market value do not occur.

The Fund's bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled to levels considered "cheap" in the manager's opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market or losing more value.

SMALLER AND MID-SIZE COMPANIES
While smaller companies, and to some extent mid-size companies, may offer substantial opportunities for capital appreciation, they also involve substantial risks and should be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of such companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and mid-size companies to changing economic conditions.

In addition, small and mid-size companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES
A merger or other restructuring or tender or exchange offer proposed at the time the Fund invests in Risk Arbitrage Securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Also, debt obligations of Distressed Companies typically are unrated, lower-rated, in default, or close to default and may become worthless.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

FOREIGN SECURITIES
Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks, which can increase the potential for losses in the Fund and affect its share price, are discussed in more detail beginning on page 35.


CREDIT
An issuer may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact performance.

LOWER-RATED AND UNRATED DEBT SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," and the type of unrated debt securities purchased by the Fund, generally are considered to have more risk than higher-rated securities.


They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations, such as the Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the company issuing the underlying indebtedness.


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]








PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past six calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS Z ANNUAL TOTAL RETURNS/1

[Insert bar graph]

    7.08%       4.70%     32.29%      12.31%     -0.27%      30.23%
----------------------------------------------------------------------
     98          99         00          01         02          03
                                 YEAR

------------------------------------------------------------
Best Quarter:                             Q3 '00      22.27%
------------------------------------------------------------
Worst Quarter:                            Q3 '98     -17.75%
------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS
                                        For the periods ended December 31, 2003
-------------------------------------------------------------------------------
                                                              SINCE INCEPTION
                                        1 YEAR     5 YEARS    (8/19/97)
-------------------------------------------------------------------------------
Mutual Financial Services Fund - Class Z
-------------------------------------------------------------------------------
Return Before Taxes                     30.23%     15.10%       16.77%
-------------------------------------------------------------------------------
Return After Taxes on Distributions     29.58%     13.39%       15.17%
-------------------------------------------------------------------------------
Return After Taxes on Distributions     20.47%     12.24%       13.93%
  and Sale of Fund Shares
-------------------------------------------------------------------------------
S&P 500(R)Index/2                       28.67%     -0.57%       4.54%
-------------------------------------------------------------------------------
S&P 500(R)Financials Index/3            31.03%      5.91%       8.35%
-------------------------------------------------------------------------------
(indexes reflect no deduction for fees, expenses, or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.


1. As of March 31, 2004, the Fund's year-to-date return was 5.04% for Class Z shares. All Fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
3. Source: Standard & Poor's Micropal (S&P 500(R) Financials Index). The S&P 500(R) Financials Index is market value-weighted and includes all the financial stocks in the S&P 500(R) Index. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES                      (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------------------
                                                     CLASS Z
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on               None
purchases
-------------------------------------------------------------------------------
From May 1, 2004 through May 31, 2004,
redemption fee                                       None
-------------------------------------------------------------------------------
Effective June 1, 2004, redemption fee on
shares sold within 5 New York Stock                  2.00%
Exchange trading days following their purchase date/1
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES              (EXPENSES DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
                                                    CLASS Z
-------------------------------------------------------------------------------
Management fees/2                                   0.80%
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees               None
-------------------------------------------------------------------------------
Other expenses (including administration            0.33%
fees)
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                1.13%
-------------------------------------------------------------------------------

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is generally withheld from redemption proceeds and retained by the Fund. For more details, see "Redemption Fee" section.
2. For the fiscal year ended December 31, 2003, the manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Directors and an exemptive order by the Securities and Exchange Commission. Under this agreement, the manager waived less than 0.01% of its fees.



EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year;

o The Fund's operating expenses remain the same; and

o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
  $115      $359      $622    $1,375



MUTUAL EUROPEAN FUND


GOALS AND STRATEGIES


GOALS
The Fund's principal investment goal is capital appreciation, which may occasionally be short-term. Its secondary goal is income.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in securities of European companies.

Following this value-oriented strategy, the Fund primarily invests in:


o UNDERVALUED SECURITIES Securities trading at a discount to intrinsic value.

And, to a lesser extent, the Fund also invests in:

o RISK ARBITRAGE SECURITIES Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the manager believes are cheap relative to an economically equivalent security of the same or another company.


o DISTRESSED COMPANIES Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

[Begin callout]
The Fund invests primarily in equity securities of European companies that the manager believes are undervalued.
[End callout]

In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums governing the size of the companies in which it may invest. However, the Fund invests primarily in mid- and large-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. The Fund also may invest a substantial portion of its assets in small-cap companies.

The Fund defines European companies as issuers (i) organized under the laws of, or (ii) whose principal business operations are located in, or (iii) who earn at least 50% of their revenue from European countries. For purposes of the Fund's investments, European countries means all of the countries that are members of the European Union, the United Kingdom, Scandinavia, Eastern and Western Europe, and those regions of Russia and the former Soviet Union that are considered part of Europe. The Fund currently intends to invest primarily in securities of issuers in Western Europe and Scandinavia.

The Fund will normally invest in securities from at least five different countries, although, from time to time, it may invest all of its assets in a single country. The Fund also may invest up to 20% of its total assets in securities of U.S. issuers, as well as in securities of issuers from the Levant, the Middle East and the remaining regions of the world. The Fund generally seeks to hedge (protect) against currency risks, largely using forward currency exchange contracts.

While the Fund generally purchases securities for investment purposes, the manager may seek to influence or control management, or invest in other companies that do so, when the manager believes the Fund may benefit.


The Fund's investments in Distressed Companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company. Loan participations represent fractional interest in a company's indebtedness and are generally made available by banks or insurance companies. By purchasing all or a part of a company's direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.

The Fund may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

PORTFOLIO SELECTION
The manager employs a research driven, fundamental value strategy. In choosing equity investments, the manager focuses on the market price of a company's securities relative to the manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including participations, are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

MAIN RISKS

STOCKS
While stocks, as a class, have historically outperformed other types of investments over the long term, individual stock prices tend to go up and down more dramatically than many other types of investments over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company's earnings, management, or accounting practices can cause its stock price to decline, or a negative industry-wide event or broad-based market drop can cause the stock prices of many companies to decline.

VALUE INVESTING
Value investments may not increase in price as anticipated by the manager, and may even decline in value, if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if events or the factors that the manager believes will increase a security's market value do not occur.

The Fund's bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled to levels considered "cheap" in the manager's opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market or losing more value.

FOREIGN SECURITIES
Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks, which can increase the potential for losses in the Fund and affect its share price, are discussed in more detail on page 35.


REGION. Investment in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund's holdings.


RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES
A merger or other restructuring or tender or exchange offer proposed at the time the Fund invests in Risk Arbitrage Securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Also, debt obligations of Distressed Companies typically are unrated, lower rated, in default or close to default and may become worthless.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

SMALLER AND  MID-SIZE  COMPANIES
While smaller companies, and to some extent mid-size companies, may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of such companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and mid-size companies to changing economic conditions.

In addition, small and mid-size companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.


CREDIT
An issuer may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

LOWER-RATED AND UNRATED DEBT SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," and the type of unrated debt securities purchased by the Fund, generally are considered to have more risk than higher-rated securities.


They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations, such as the Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the company issuing the underlying indebtedness.


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]








PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past seven calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.


CLASS Z ANNUAL TOTAL RETURNS/1

[Insert bar graph]


  23.16%      4.74%      46.81%    14.46%    -4.74   -7.71%  32.84%
---------------------------------------------------------------------
    97         98          99        00       01       02      03
                                    YEAR

------------------------------------------------------------
Best Quarter:                             Q4 '99      27.47%
------------------------------------------------------------
Worst Quarter:                            Q3 '98     -20.16%
------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS            FOR THE PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                          SINCE ICEPTION
                                       1 YEAR    5 YEARS  (7/3/96)
-------------------------------------------------------------------------------
Mutual European Fund - Class Z
-------------------------------------------------------------------------------
Return Before Taxes                    32.84%    14.44%    15.27%
-------------------------------------------------------------------------------
Return After Taxes on Distributions    32.39%    11.74%    12.61%
-------------------------------------------------------------------------------
Return After Taxes on Distributions    22.06%    11.01%    11.88%
  and Sale of Fund Shares
-------------------------------------------------------------------------------
MSCI All Country Europe Index/2        39.52%    -0.26%     8.03%
-------------------------------------------------------------------------------
(index reflects no deduction for fees, expenses, or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.


1. As of March 31, 2004, the Fund's year-to-date return was 4.05% for Class Z shares. All Fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's Micropal (MSCI All Country Europe Index). The unmanaged Morgan Stanley Capital International (MSCI) All Country Europe Index measures the weighted average performance, in U.S. dollars, of about 60% of the market capitalization listed on 21 European stock exchanges (approximately 700 securities). It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES                       (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------------------
                                                     CLASS Z
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on               None
purchases
-------------------------------------------------------------------------------
  From May 1, 2004 through May 31, 2004,
redemption fee on shares held less than 30           2.00%
days/1
-------------------------------------------------------------------------------
  Effective June 1, 2004, redemption fee on
shares sold within 5 New York Stock Exchange
trading days following their purchase date/1         2.00%
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES              (EXPENSES DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
                                                     CLASS Z
-------------------------------------------------------------------------------
Management fees                                      0.80%
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees                None
-------------------------------------------------------------------------------
Other expenses (including administration             0.28%
fees)
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.08%
-------------------------------------------------------------------------------

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is generally withheld from redemption proceeds and retained by the Fund. For more details, see "Redemption Fee" section.



EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year;

o The Fund's operating expenses remain the same; and

o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:



---------------------------------------
 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
  $110      $343      $595    $1,317
---------------------------------------


MORE INFORMATION ON INVESTMENT POLICIES, PRACTICES AND RISKS

EQUITY SECURITIES
Each Fund mainly invests in equity securities and debt securities convertible, or expected to be exchanged, into equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks, and securities convertible into common stock, are examples of equity securities.


DEBT SECURITIES
Each Fund also invests in debt securities. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.



FOREIGN SECURITIES Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Funds to the extent that they invest in these securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These include country risks (due to general securities market movements in any country where a Fund has investments), company risks (due to less stringent disclosure, accounting, auditing and financial reporting standards and practices; less liquid securities; and less government supervision and regulation of foreign markets and their participants), and currency risks (due to fluctuations in currency exchange rates and the introduction of the euro).


CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.


POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Funds to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to their foreign investments.


TRADING PRACTICES. Brokerage commissions and other fees may be higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Funds' assets) also may involve delays in payment, delivery or recovery of money or investments.


AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Funds may at times be unable to sell foreign securities at favorable prices.


DERIVATIVE SECURITIES
The Funds may attempt to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the manager's opinion, it would be advantageous to the Funds. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.


Forward foreign currency exchange contracts are considered derivative investments, because their value depends on the value of an underlying asset to be purchased or sold. The Funds' investments in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Funds enter into these transactions, their success will depend on the manager's ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market became illiquid.

LIQUIDITY
Each Fund may invest up to 15% of its net assets in securities with a limited trading market. Reduced liquidity may have an adverse impact on market price and a Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities also may make it more difficult for a Fund to obtain market quotations based on actual trades for the purpose of valuing the Fund's portfolio.


TEMPORARY INVESTMENTS The manager may keep a portion, which may be significant at times, of each Fund's assets in cash or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of each Fund's assets in U.S. or non-U.S. dollar denominated short-term investments, including cash or cash equivalents. In these circumstances, a Fund may temporarily be unable to pursue its investment goals.


More detailed information about the Funds, their policies and risks can be found in the Funds' Statement of Additional Information (SAI).


MANAGEMENT

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (MA Division) filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries, including Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc. (Company), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001, and alleges that, during such time, an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund. The MA Division's complaint seeks an order for the Company to permanently cease and desist from violations of the anti-fraud provisions of the Massachusetts Uniform Securities Act, disgorge any illegal profits back to the mutual fund's shareholders and pay an administrative fine.

The Company, in addition to most of the mutual funds within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above that were filed in the United States District Courts in California, Florida, Nevada, New Jersey and New York. These parties, as well as certain of the mutual funds' trustees/directors, have also been named in a shareholder class action filed in March 2004 in the United States District Court in New Jersey. This lawsuit alleges violations of certain provisions of the federal securities laws and state common law fiduciary obligations in connection with Rule 12b-1 fees and brokerage commissions paid by the mutual funds. These lawsuits seek damages of unspecified amounts. The Company believes that the claims made in the lawsuits are without merit and it intends to defend vigorously against the allegations. It is anticipated that additional similar civil actions related to the matters described above may be filed in the future.

The Staff of the U.S. Securities and Exchange Commission (SEC) has informed the Company that it intends to recommend that the SEC authorize an action against Franklin Advisers, Inc. (adviser to many of the funds, and affiliate to the other funds' advisers) relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed by the Company as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in the Staff's investigation. Such discussions are preliminary and the Company cannot predict the likelihood that those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Funds is uncertain at this time. If it is found that the Company bears responsibility for any unlawful or improper conduct, the Company has committed to making the funds or their shareholders whole, as appropriate. Any further updates on these matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."

Franklin Mutual Advisers, LLC (Franklin Mutual), 51 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Funds' investment manager. Together, Franklin Mutual and its affiliates manage over $351 billion in assets.


The team responsible for the Funds' management is:


ANNE E. GUDEFIN, CFA, PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Ms. Gudefin has been a member of the management team of the Funds since 2000, when she joined Franklin Templeton Investments. Ms. Gudefin has been a portfolio manager for Mutual Qualified Fund since 2002. Previously, she was an analyst at Perry Capital.

MATTHEW T. HAYNES, CFA, VICE PRESIDENT OF FRANKLIN MUTUAL
Mr. Haynes has been a portfolio manager for Mutual Beacon Fund and Mutual European Fund since 2001. He joined Franklin Templeton Investments as a portfolio manager in 2001. Prior to joining Franklin Templeton Investments, Mr. Haynes was a vice president and portfolio manager of international equities at Morgan Stanley Dean Witter Advisors in New York. He also was co-manager of two global equity mutual funds.

TODD J. JONASZ, PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Mr. Jonasz has been a member of the management team of the Funds since 2002, when he joined Franklin Templeton Investments. He has been a portfolio manager for Mutual Financial Services Fund since 2002. Previously, he was a research analyst with Lazard Asset Management. Also, he was Vice President in Donaldson, Lufkin & Jenrette's equity research department.

TIMOTHY M. RANKIN, CFA, ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Mr. Rankin has been an assistant portfolio manager for Mutual Discovery Fund and Mutual Shares Fund since 2001. He joined Franklin Templeton Investments as a research analyst in 1997.

SHAWN M. TUMULTY, ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Mr. Tumulty has been an assistant portfolio manager for Mutual Qualified Fund since 2003. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.

DEBORAH A. TURNER, CFA, ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Ms. Turner has been an assistant portfolio manager for Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996.

JOHN B. WIMSATT, PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Mr. Wimsatt has been a portfolio manager for Mutual Financial Services Fund since 2003. He joined Franklin Templeton Investments in 2001. Prior to joining Franklin Templeton Investments, Mr. Wimsatt was managing director in charge of bank research at Friedman, Billings, Ramsay Group and an assistant portfolio manager and analyst for an internal hedge fund.

DAVID J. WINTERS, CFA, PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER OF FRANKLIN MUTUAL
Mr. Winters has been a member of the management team of the Funds since 1987, and is the portfolio manager with primary responsibility for the investments of Mutual Shares Fund and Mutual Discovery Fund. Mr. Winters also shares primary responsibility for the investments of Mutual Beacon Fund and Mutual European Fund. He joined Franklin Templeton Investments in 1996.

Each Fund pays the manager a fee for managing the Fund's assets. The table below shows the management fees paid by each Fund to the manager for its services, as a percentage of average daily net assets, for the fiscal year ended December 31, 2003:


                                 MANAGEMENT
                                 FEES PAID(%)
----------------------------------------------
Mutual Beacon Fund                   0.60
----------------------------------------------
Mutual Discovery Fund                0.80
----------------------------------------------
Mutual European Fund                 0.80
----------------------------------------------
Mutual Financial Services Fund/1     0.80
----------------------------------------------
Mutual Qualified Fund/1              0.60
----------------------------------------------
Mutual Shares Fund/1                 0.60
----------------------------------------------

1. For the fiscal year ended December 31, 2003 Franklin Mutual agreed in advance to reduce its fees to reflect reduced services resulting from the Mutual Financial Services, Mutual Qualified and Mutual Shares Funds' investment in a Franklin Templeton money fund. This reduction is required by Franklin Mutual's Board of Directors and an exemptive order by the Securities and Exchange Commission. Under this agreement, the manager waived less than 0.01% of its fees for each Fund.


DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to make a distribution from its net investment income twice each calendar year. Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

DIVIDEND INCOME. Under the 2003 Tax Act, a portion of the income dividends paid to you by a Fund may be qualified dividends subject to a maximum tax rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

BACKUP WITHHOLDING. If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares.

OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

As global value funds and subject to certain limitations, any foreign taxes that the MUTUAL DISCOVERY FUND or the MUTUAL EUROPEAN FUND pay on their investments may be passed through to you as a foreign tax credit.

FINANCIAL HIGHLIGHTS


These tables present the financial performance for Class Z for the past five years. Certain information reflects financial results for a single Fund share. The total returns in these tables represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains. This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.


MUTUAL BEACON FUND
CLASS Z                                                 YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------
                                2003     2002      2001     2000      1999
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year            11.31    13.05     13.38    13.84     13.12
-------------------------------------------------------------------------------
   Net investment income/1     .19       .23      .21       .22     .22
-------------------------------------------------------------------------------
   Net realized and
   unrealized gains            3.13    (1.66)     .60      1.62    1.95
   (losses)
-------------------------------------------------------------------------------
Total from investment
operations                   3.32     (1.43)     .81      1.84     2.17
-------------------------------------------------------------------------------
  Dividends from net
  investment income          (.23)    (.20)     (.20)    (.44)     (.27)
-------------------------------------------------------------------------------
  Distributions from net
  realized gains               -      (.11)     (.94)    (1.86)   (1.18)
-------------------------------------------------------------------------------
Total distributions          (.23)    (.31)    (1.14)    (2.30)   (1.45)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF      14.40    11.31     13.05    13.38     13.84
YEAR
-------------------------------------------------------------------------------
Total return (%)             29.44   (11.05)    6.11     14.33     16.79
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net assets, end of year
($ x 1 million)              3,112    2,572     3,091    3,042     3,218
-------------------------------------------------------------------------------
Ratios to average net assets: (%)*
-------------------------------------------------------------------------------
  Expenses/2                   .86       .80      .79       .81     .79
-------------------------------------------------------------------------------
  Expenses, excluding
  waiver and payments by       .86      .80       .79      .83      .83
  affiliate/2
-------------------------------------------------------------------------------
  Net investment income        1.48     1.88      1.47     1.55    1.52
-------------------------------------------------------------------------------
Portfolio turnover rate (%)   49.61    52.27     55.25    62.11     67.61
-------------------------------------------------------------------------------
*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses...................   .83      .79       .78      .78       .78
  Expenses, excluding
  waiver and payments by
  affiliate..................   .83      .79       .78      .80       .82

1. Based on average daily shares outstanding.
2. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.


MUTUAL QUALIFIED FUND
CLASS Z                                                 YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------
                             2003      2002     2001      2000      1999
-------------------------------------------------------------------------------
PER SHARE DATA ($)
-------------------------------------------------------------------------------
Net asset value,
beginning of year            13.95    16.49     16.61     16.91    16.46
-------------------------------------------------------------------------------
   Net investment income/1     .20       .28      .23       .24     .23
-------------------------------------------------------------------------------
   Net realized and
   unrealized gains           4.04     (2.34)    1.12      1.99    1.99
   (losses)
-------------------------------------------------------------------------------
Total from investment
operations                   4.24     (2.06)    1.35      2.23      2.22
-------------------------------------------------------------------------------
  Dividends from net
  investment income          (.31)    (.26)     (.20)     (.55)    (.29)
-------------------------------------------------------------------------------
  Distributions from net
  realized gains               -      (.22)    (1.27)    (1.98)    (1.48)
-------------------------------------------------------------------------------
Total distributions          (.31)    (.48)    (1.47)    (2.53)    (1.77)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF      17.88    13.95     16.49     16.61    16.91
YEAR
-------------------------------------------------------------------------------
Total return (%)             30.50   (12.70)    8.21      14.25    13.64
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net assets, end of year
($ x 1 million)              3,103    2,504     3,022     2,921    3,152
-------------------------------------------------------------------------------
Ratios to average net assets: (%)*
-------------------------------------------------------------------------------
  Expenses/2                  .85       .80      .80       .80     .80
-------------------------------------------------------------------------------
  Expenses, excluding
  waiver and payments by
  affiliate/2                  .85      .80       .80       .83     .85
-------------------------------------------------------------------------------
  Net investment income       1.34     1.81      1.29      1.43    1.31
-------------------------------------------------------------------------------
Portfolio turnover rate (%)   49.70    51.24     52.64     54.73    59.84
-------------------------------------------------------------------------------
*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses..................      .82      .79       .79       .78      .77
  Expenses, excluding
  waiver and payments by
  affiliate.................      .82      .79       .79       .81      .82

1. Based on average daily shares outstanding.
2. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.


MUTUAL SHARES FUND
CLASS Z                                                 YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------
                                2003     2002      2001     2000      1999
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year            16.84    19.44     19.79    20.43     19.55
-------------------------------------------------------------------------------
   Net investment income/1     .24       .33      .29       .34     .33
-------------------------------------------------------------------------------
   Net realized and
   unrealized gains           4.23     (2.42)     .95      2.23    2.55
   (losses)
-------------------------------------------------------------------------------
Total from investment
operations                   4.47     (2.09)    1.24      2.57     2.88
-------------------------------------------------------------------------------
  Dividends from net
  investment income          (.32)    (.25)     (.24)    (.70)     (.42)
-------------------------------------------------------------------------------
  Distributions from net
  realized gains               -      (.26)    (1.35)    (2.51)   (1.58)
-------------------------------------------------------------------------------
Total distributions          (.32)    (.51)    (1.59)    (3.21)   (2.00)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF      20.99    16.84     19.44    19.79     20.43
YEAR
-------------------------------------------------------------------------------
Total return (%)             26.62   (10.89)    6.32     13.83     14.95
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net assets, end of year
($ x 1 million)              5,782    4,586     5,465    5,359     5,572
-------------------------------------------------------------------------------
Ratios to average net assets: (%)*
-------------------------------------------------------------------------------
   Expenses/2                  .84       .79      .78       .79     .77
-------------------------------------------------------------------------------
  Expenses,,excluding
  waiver and payments by
  affiliate/2                  .84      .79       .78      .82      .81
-------------------------------------------------------------------------------
   Net investment income       1.28     1.79      1.40     1.69    1.58
-------------------------------------------------------------------------------
Portfolio turnover rate (%)   54.65    51.22     52.98    63.22     66.24
-------------------------------------------------------------------------------
*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses..................      .81      .78       .77      .76       .75
  Expenses, excluding
  waiver and payments by
  affiliate.................      .81      .78       .77      .79       .79

1. Based on average daily shares outstanding. 2. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.


MUTUAL DISCOVERY FUND
CLASS Z                                                 YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------
                              2003      2002     2001       2000      1999
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             16.16    18.19     18.93     21.10     17.27
-------------------------------------------------------------------------------
   Net investment income/1      .28       .33      .37        .36     .25
-------------------------------------------------------------------------------
   Net realized and
   unrealized gains             4.80    (1.96)    (.14)      2.14     4.32
   (losses)
-------------------------------------------------------------------------------
Total from investment
operations                    5.08     (1.63)     .23       2.50      4.57
-------------------------------------------------------------------------------
  Dividends from net
  investment income           (.43)    (.32)     (.34)     (.63)     (.42)
-------------------------------------------------------------------------------
  Distributions from net
  realized gains                -      (.08)     (.63)     (4.04)    (.32)
-------------------------------------------------------------------------------
Total distributions           (.43)    (.40)     (.97)     (4.67)    (.74)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF       20.81    16.16     18.19     18.93     21.10
YEAR
-------------------------------------------------------------------------------
Total return (%)              31.55    (9.06)    1.26      12.59     26.80
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net assets, end of year ($
x 1 million)                  2,168    1,674     1,931     2,011     2,038
-------------------------------------------------------------------------------
Ratios to average net assets: (%)*
-------------------------------------------------------------------------------
  Expenses/2                   1.11     1.04      1.04      1.05     1.05
-------------------------------------------------------------------------------
  Expenses, excluding
  waiver and payments by       1.11      1.04     1.04       1.07     1.11
  affiliate/2
-------------------------------------------------------------------------------
  Net investment income        1.55     1.88      1.93      1.64     1.33
-------------------------------------------------------------------------------
Portfolio turnover rate (%)   46.34    40.95     59.32     75.34     87.67
-------------------------------------------------------------------------------
*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses..................    1.08      1.03     1.02       1.02      1.03
  Expenses, excluding
  waiver and payments by
  affiliate.................    1.08      1.03     1.02       1.04      1.09

1. Based on average daily shares outstanding.
2. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.


MUTUAL FINANCIAL SERVICES FUND
CLASS Z                                                 YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------
                                2003      2002     2001       2000      1999
-----------------------------------------------------------------------------
PER SHARE DATA ($)
-------------------------------------------------------------------------------
Net asset value, beginning
of year                      15.92     16.64    16.33     13.05      12.85
-------------------------------------------------------------------------------
  Net investment income/1       .23      .25       .24       .23       .16
-------------------------------------------------------------------------------
  Net realized and
  unrealized gains (losses)    4.58     (.26)     1.71      3.87       .45
 -------------------------------------------------------------------------------
Total from investment
operations                    4.81     (.01)     1.95      4.10       .61
-------------------------------------------------------------------------------
  Dividends from net
  investment income          (.24)     (.28)    (.23)     (.24)      (.19)
-------------------------------------------------------------------------------
  Distributions from net
  realized gains             (.43)     (.43)    (1.41)    (.58)      (.22)
-------------------------------------------------------------------------------
Total distributions          (.67)     (.71)    (1.64)    (.82)      (.41)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF      20.06     15.92    16.64     16.33      13.05
YEAR
-------------------------------------------------------------------------------
Total return (%)             30.23     (.27)    12.31     32.29      4.78
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net assets, end of year ($
x 1,000)                    151,918   104,658   96,936    80,051    76,916
-------------------------------------------------------------------------------
Ratios to average net assets: (%)*
-------------------------------------------------------------------------------
  Expenses/2                   1.13      1.09     1.10      1.24       1.07
-------------------------------------------------------------------------------
  Expenses, excluding
  waiver and payments by       1.13     1.09      1.10      1.24      1.20
  affiliate/2
-------------------------------------------------------------------------------
Net investment income          1.28      1.47     1.43      1.65       1.17
-------------------------------------------------------------------------------
Portfolio turnover rate (%)   25.78     40.17    83.41     53.65      81.81
-------------------------------------------------------------------------------
*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses..................     1.11     1.09      1.09      1.23      1.05
  Expenses, excluding
  waiver and payments by
  affiliate.................     1.11     1.09      1.09      1.23      1.18

1. Based on average daily shares outstanding.
2. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

MUTUAL EUROPEAN FUND
CLASS Z                                                 YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------
                              2003    2002      2001    2000    1999
--------------------------------------------------------------------------------
PER SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value, beginning
of year                      12.97    14.43   15.52   16.89   12.54
--------------------------------------------------------------------------------
  Net investment income/1       .32     .27     .35     .35     .24
--------------------------------------------------------------------------------
  Net realized and
  unrealized gains            3.93   (1.38)  (1.08)     1.98    5.50
--------------------------------------------------------------------------------
Total from investment
operations                    4.25   (1.11)   (.73)   2.33    5.74
--------------------------------------------------------------------------------
  Dividends from net
  investment income          (.43)    (.25)   (.32)   (.54)   (.50)
--------------------------------------------------------------------------------
  Distributions from net
  realized gains               -      (.10)   (.04)  (3.16)   (.89)
--------------------------------------------------------------------------------
Total distributions          (.43)    (.35)   (.36)  (3.70)  (1.39)
--------------------------------------------------------------------------------
Redemption fees               -/3       -       -       -       -
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF      16.79    12.97   14.43   15.52   16.89
YEAR
--------------------------------------------------------------------------------
Total return (%)             32.84   (7.71)  (4.74)   14.46   46.81
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of year ($
x 1,000)                    498,667  376,828 448,732 577,663 524,109
--------------------------------------------------------------------------------
Ratios to average net assets: (%)*
--------------------------------------------------------------------------------
  Expenses/2                   1.08     1.05    1.05    1.03    1.05
--------------------------------------------------------------------------------
  Expenses, excluding
  waiver and payments by       1.08    1.05    1.05    1.04    1.09
  affiliate/2
--------------------------------------------------------------------------------
  Net investment income        2.19    1.88    2.27    1.93    1.69
--------------------------------------------------------------------------------
Portfolio turnover rate (%)  52.33    29.86   52.15  111.83  127.05
--------------------------------------------------------------------------------
*Ratios to average net assets, excluding dividend expense on securities sold short: (%)
  Expenses.................... 1.08    1.04    1.04    1.03    1.04
  Expenses, excluding
  waiver and payments by
  affiliate................... 1.08    1.04    1.04    1.04    1.08

1. Based on average daily shares outstanding.
2. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
3.Amount is less than $0.01 per share.








YOUR ACCOUNT


QUALIFIED INVESTORS


The following investors may qualify to buy Class Z shares of the Funds.

o Current shareholders who owned shares of any Mutual Series Fund on October 31, 1996, and their immediate family members residing at the same address

o Partnership shareholders who owned shares of any Mutual Series Fund on October 31, 1996, whether or not they are listed on the registration

o Corporate shareholders who owned shares of any Mutual Series Fund on October 31, 1996, using the same registration, or new companies of such corporate shareholders that have been reorganized into smaller, independent companies

o Shareholders who owned shares of any Mutual Series Fund through a broker-dealer or service agent omnibus account on October 31, 1996

o Employees who owned shares of any Mutual Series Fund through an employer-sponsored retirement plan on October 31, 1996, and who wish to open new individual Class Z accounts in their own names


o Registered investment advisors on behalf of their clients invested in any of the Mutual Series Funds on October 31, 1996

o Registered investment advisors who buy on behalf of their clients through a broker-dealer or service agent who has entered into an agreement with Franklin Templeton Distributors
   Inc. (Distributors)


The investors listed above may buy Class Z shares subject to the following minimum investment requirements:


MINIMUM INVESTMENTS
------------------------------------------------------------------
                                        INITIAL      ADDITIONAL
------------------------------------------------------------------
Regular accounts                        $1,000       $50
------------------------------------------------------------------
Automatic investment plans              $50          $50
------------------------------------------------------------------
UGMA/UTMA accounts                      $100         $50
------------------------------------------------------------------
Employer Sponsored Retirement Plans     no minimum   $25
------------------------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250         $50
------------------------------------------------------------------


The following investors also may qualify to buy Class Z shares of the Funds.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.


o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments and members of law firms that provide legal counsel to the funds, and their family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.


o  Each series of the Franklin Templeton Fund Allocator Series.
   Minimum investments: $1,000 initial and $1,000 additional.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
[End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any Franklin Templeton fund and $50 additional.

o Investors buying shares with redemption proceeds from a sale of Class Z shares if reinvested within 365 days of the redemption date. For investors who owned shares of any Mutual Series Fund on October 31, 1996, the 365 day requirement does not apply. Minimum investments: No initial minimum and $50 additional.

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition, or exchange offer or other business combination transaction. Minimum investments: No initial minimum and $50 additional.

o Accounts managed by Franklin Templeton Investments. Minimum investments: No initial minimum and $50 additional.

o The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments: No initial or additional minimums.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, (ii) with retirement plan assets of $100 million or more, or (iii) with retirement plan assets of $20 million or more and who has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services or is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services. Minimum investments: No initial or additional minimums.

o Trust companies and bank trust departments initially investing in Franklin Templeton funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial or additional minimums.


o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. Minimum investments: No initial or additional minimums.


o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund. There are certain other requirements and the group must have a purpose other than buying Fund shares without a sales charge.

Please note that Class Z shares of the Funds generally are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may invest in the Funds' Class Z shares.


BUYING SHARES

ACCOUNT APPLICATION
If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 56). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

BUYING SHARES
-------------------------------------------------------------------------------
                    OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------


THROUGH YOUR        Contact your           Contact your investment
INVESTMENT          investment             representative
REPRESENTATIVE      representative
-------------------------------------------------------------------------------
                    If you have another    Before requesting a
                    Franklin Templeton     telephone or online
BY PHONE/ONLINE     fund account with      purchase into an
                    your bank account      existing account, please
(Up to $100,000     information on file,   make sure we have your
per shareholder     you may open a new     bank account information
per day)            account by phone. At   on file. If we do not
                    this time, a new       have this information,
1-800/448-FUND or   account may not be     you will need to send
1-800/632-2301      opened online.         written instructions
                                           with your bank's name
franklintempleton.com                      and address and a voided
                      To make a same day   check or savings account
NOTE:  CERTAIN       investment, your      deposit slip. If the
ACCOUNT TYPES ARE    phone order must be   bank and Fund accounts
NOT AVAILABLE FOR    received and accepted do not have at least one
ONLINE ACCOUNT       by us by 1:00 p.m.    common owner, your
ACCESS               Pacific time or the   written request must be
                     close of the New York signed by ALL fund AND
                     Stock Exchange,       bank account owners, and
                     whichever is earlier. each individual must have
                                           his or her signature
                                           guaranteed. If you have
                                           online access, you will
                                           be able to add or change
                                           bank account information that
                                           we can use to process
                                           additional purchases into
                                           your Franklin Templeton
                                           account.

                                           To make a same day investment,
                                           your phone or online order
                                           must be received and accepted
                                           by us by 1:00 p.m.
                                           Pacific time or the close of
                                           the New York Stock Exchange,
                                           whichever is earlier.
-------------------------------------------------------------------------------
                    Make your check        Make your check payable
                    payable to the Fund.   to the Fund. Include
                                           your account number on
BY MAIL             Mail the check and     the check.
                    your signed
                    application to         Fill out the deposit
                    Investor Services.     slip from your account
                                           statement. If you do not
                                           have a slip, include a
                                           note with your name, the
                                           Fund name, and your account
                                           number.

                                           Mail the check and deposit
                                           slip or note to Investor
                                           Services.
-------------------------------------------------------------------------------
                    Call to receive a      Call to receive a wire
BY WIRE             wire control number    control number and wire
                    and wire               instructions.
1-800/632-2301      instructions.
(or 1-650/312-2000                         To make a same day wire
collect)            Wire the funds and     investment, the wired
                    mail your signed       funds must be received
                    application to         and accepted by us by
                    Investor Services.     1:00 p.m. Pacific time
                    Please include the     or the close of the New
                    wire control number    York Stock Exchange,
                    or your new account    whichever is earlier.
                    number on the
                    application.

                    To make a same day wire
                    investment, the wired
                    funds must be received
                    and accepted by us by
                    1:00 p.m. Pacific time
                    or the close of the New
                    York Stock Exchange,
                    whichever is earlier.
-------------------------------------------------------------------------------
                      Call Shareholder       Call Shareholder
                      Services at            Services at
BY EXCHANGE           1-800/632-2301, or     1-800/632-2301, or send
                      send signed written    signed written instructions.
franklintempleton.com instructions. You      You also also may place an
                      may place an online    online exchange exchange order.
                      order.

                      The automated telephone
                      system cannot be used to
                      on open a new account.


                 (Please see page 62 for         (Please see page 62 for
                  information on exchanges.)     information on exchanges.)
-------------------------------------------------------------------------------

FRANKLIN TEMPLETON INVESTOR SERVICES
P.O. BOX 997151,
SACRAMENTO, CA 95899-9983
CALL TOLL-FREE: 1-800/632-2301
(MONDAY THROUGH FRIDAY
5:30 A.M. TO 5:00 P.M., PACIFIC TIME
SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT
FRANKLINTEMPLETON.COM

INVESTOR SERVICES


AUTOMATIC INVESTMENT PLAN
This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION
You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.


AUTOMATED TELEPHONE SYSTEM
Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

---------------------------------------------
Shareholder Services           1-800/632-2301
---------------------------------------------
Advisor Services               1-800/524-4040
---------------------------------------------
Retirement Services            1-800/527-2020
---------------------------------------------


DISTRIBUTION OPTIONS
You may reinvest distributions you receive from a Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS
Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.



TELEPHONE/ONLINE PRIVILEGES
You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; add or change your bank account information (online only); and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

 NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.



SYSTEMATIC WITHDRAWAL PLAN
This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.


SELLING SHARES


You can sell your shares at any time.

SELLING SHARES IN WRITING
Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Funds we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares

o you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Funds against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES
If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS
Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS
You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.


SELLING SHARES
-------------------------------------------------------------------------------
                    TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------------------------------------------------------
THROUGH YOUR        Contact your investment
INVESTMENT          representative
REPRESENTATIVE
-------------------------------------------------------------------------------
                    Send written instructions and
                    endorsed share certificates (if you
BY MAIL             hold share certificates) to Investor
                    Services. Corporate, partnership or
                    trust accounts may need to send
                    additional documents.

                    Specify the Fund, the account number
                    and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                    A check will be mailed to the name(s)
                    and address on the account, or otherwise
                    according to your written instructions.
-------------------------------------------------------------------------------
                    As long as your transaction is for
BY PHONE/ONLINE     $100,000 or less, you do not hold
                    share certificates and you have not
1-800/632-2301      changed your address by phone or
                    online within the last 15 days, you
                    can sell your shares by phone or
                    online.

franklintempleton.com

                    A check will be mailed to the name(s)
                    and address on the account. Written
                    instructions, with a signature guarantee,
                    are required to send the check to another
                    address or to make it payable to another
                    person.
-------------------------------------------------------------------------------
                    You can call, write, or visit us
                    online to have redemption proceeds
BY ELECTRONIC FUNDS sent to a bank account. See the
TRANSFER (ACH)      policies at left for selling shares
                    by mail, phone, or online.

                    Before requesting to have redemption
                    proceeds sent to a bank account, please
                    make sure we have your bank account
                    information on file. If we do not have
                    this information, you will need to provide the banking instructions online or send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by
                    ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                    If we receive your request in proper form
                    by 1:00 p.m. Pacific time, proceeds sent by
                    ACH generally will be available within two to
                    three business days.
-------------------------------------------------------------------------------

                    Obtain a current prospectus for the fund you
                    are considering.
BY EXCHANGE         Prospectuses are available online at
                    franklintempleton.com.

                    Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                    If you hold share certificates, you will need
                    to return them to the Fund before your exchange
                    can be processed.
-------------------------------------------------------------------------------

FRANKLIN TEMPLETON INVESTOR SERVICES
P.O. BOX 997151,
SACRAMENTO, CA 95899-9983
CALL TOLL-FREE: 1-800/632-2301
(MONDAY THROUGH FRIDAY
5:30 A.M. TO 5:00 P.M., PACIFIC TIME
SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
OR VISIT US ONLINE
24 HOURS A DAY, 7 DAYS A WEEK, AT
FRANKLINTEMPLETON.COM

EXCHANGING SHARES

EXCHANGE PRIVILEGE
You can exchange shares within Class Z, or for Advisor Class shares of another Franklin Templeton fund if you otherwise qualify to buy that fund's Advisor Class. You also may exchange your Class Z shares for Class A shares of other Franklin Templeton funds without any sales charges*.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust or Templeton Foreign Fund, but you qualify to buy Advisor Class shares of other Franklin Templeton funds, you also may exchange your shares for shares of Templeton Institutional Funds, Inc.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class or Class Z, you may exchange your Class A shares for Advisor Class or Class Z shares if you otherwise qualify to buy the fund's Advisor Class or Class Z shares.

The following policies apply from May 1, 2004 through May 31, 2004:

EXCHANGE LIMIT GUIDELINES. This exchange privilege is not intended to facilitate short-term or other excessive trading. In furtherance of this policy, generally, you may make up to four (4) exchanges out of a Fund during any calendar year. Accounts under common ownership or control may be counted together for purposes of the exchange limit guidelines. Regularly scheduled redemptions and purchases resulting from automatic redemption and/or automatic investment plans or similar arrangements will not be counted for purposes of the exchange limit guidelines. EACH FUND, IN ITS SOLE DISCRETION, MAY DETERMINE THAT YOUR TRADING ACTIVITY IS MARKET TIMING TRADING, REGARDLESS OF WHETHER OR NOT YOU EXCEED SUCH GUIDELINES, AND THEREFORE LIMIT YOUR EXCHANGE PRIVILEGE AS DESCRIBED IN THE "EXCHANGE PRIVILEGE" AND "MARKET TIMING TRADING POLICY" SECTIONS.

EXCHANGE TRANSACTIONS. Each Fund at all times reserves the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, a Fund may refuse exchange purchases by any person or group if, in the manager's judgment, (1) the Fund may be unable to invest the money effectively in accordance with its investment goals and policies, or (2) it is from a market timer or an investor that, in the opinion of the manager, may be disruptive to the Fund, or (3) the Fund would otherwise potentially be adversely affected. For these purposes, a Fund may consider, among other factors, an investor's trading history in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving shares of the Fund, the rejected exchange request may also involve another fund. Of course, you may generally redeem shares of the Fund at any time.

INVESTOR EXCHANGE PRIVILEGE CHANGES. Each Fund may suspend or may permanently terminate the exchange privilege, or may limit the amount, number or frequency of your exchanges, or may limit the methods you may use to request exchanges if you exceed or seek to exceed the Fund's exchange limit guidelines.

INTERMEDIARY PURCHASES. Different restrictions may apply if you invest through an intermediary. While each Fund will work with financial intermediaries, such as broker-dealers, banks, investment advisers, record-keepers, or other third parties, to apply the Fund's exchange limit guidelines, currently each Fund is limited in its ability to monitor the trading activity or enforce the Fund's exchange limit guidelines in such accounts. For more information, see the "Market Timing Trading Policy" section.

RETIREMENT PLANS. A different exchange limit may apply for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.

FUND EXCHANGE PRIVILEGE CHANGES. Each Fund may terminate or modify (temporarily or permanently) the exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds, the stricter policy will apply to the exchange transaction. Other Franklin Templeton funds may have different exchange restrictions, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Effective June 1, 2004, the following policies apply:

EXCHANGE LIMIT GUIDELINE. This exchange privilege is not intended to facilitate short-term or other excessive trading. In order to limit short-term or other excessive trading you generally may make up to eight (8) exchanges out of your Fund account to an account in a different Franklin Templeton fund during any calendar year (a single request to exchange out of your Fund account to accounts in two different Franklin Templeton funds will count as two exchanges out of your Fund account). Regularly scheduled exchanges or transfers resulting from automatic rebalancing plans or similar arrangements will not be counted for purposes of this exchange limit guideline. Each Fund may (but is not required to) reject any exchange request that exceeds this exchange limit guideline and may temporarily suspend or permanently terminate your exchange privileges, or may limit the amount, number or frequency of your exchanges, or may limit the methods you may use to request exchanges if you exceed or seek to exceed this exchange limit guideline.

Even if you don't exceed this exchange limit guideline, each Fund at all times reserves the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, a Fund may refuse any sale of Fund shares through an exchange by any investor or group if, in the manager's judgment, the trade (1) may interfere with the efficient management of the Fund's portfolio, (2) may appear to be connected with a strategy of market timing (as described in the "Market Timing Trading Policy" section), or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, a Fund may consider, among other factors, the investor's trading history, both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of a Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an "Omnibus Account") with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt these exchange limit guidelines or, alternatively, may adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. Each Fund may terminate or modify (temporarily or permanently) this exchange limit guideline and exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law. Each Fund reserves the right to waive the exchange limit guideline at its discretion if the Fund's manager believes such waiver is not inconsistent with the best interests of the Fund. The exchange limit guideline does not apply to mutual funds, Omnibus Accounts and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The following policies apply from May 1, 2004 through May 31, 2004:

MARKET TIMING RESTRICTIONS. Short-term or excessive trading, often referred to as "market timing," is discouraged. Each Fund will take steps to seek to detect and deter market timing pursuant to the Fund's policies as described in the prospectus and approved by the Board of Trustees.

MARKET TIMING CONSEQUENCES. Each Fund may suspend or may permanently terminate the exchange privilege, or limit the amount, number, frequency, or methods of requesting exchange transactions, if you exceed or seek to exceed the Fund's exchange limit guidelines (defined under the "Exchange Privilege" section). Each Fund may also bar your future purchases into the Fund and any of the other Franklin Templeton funds. Moreover, each Fund in its sole discretion may determine that your trading activity is market timing trading, regardless of whether or not you exceed such guidelines, and limit your exchange privilege as described in the "Exchange Privilege" and in the "Market Timing Trading Policy" sections. In addition, each Fund may restrict, reject or cancel any purchase of Fund shares, including the purchase side of an exchange, without notice, for no reason or any reason.

For example, each Fund may refuse a purchase, including an exchange purchase, by any person or group if, in the manager's judgment, (1) the Fund may be unable to invest the money effectively in accordance with its investment goals and policies, or (2) it is from a market timer or an investor that, in the opinion of the manager, may be disruptive to the Fund, or (3) the manager believes such purchase may represent market timing activity involving the Fund alone or involving the Fund together with one or more other mutual funds, or (4) the Fund would otherwise potentially be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by a Fund. For these purposes, a Fund may consider, among other factors, the period of time between your last purchase (including exchange purchase) of the Fund's shares and the date of the current redemption (including exchange redemption) and your trading history in the Fund, in other Franklin Templeton funds, in other non-Franklin Templeton mutual funds or in accounts under common control or ownership.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, market timing may disrupt portfolio management strategies, increase brokerage, administrative and other expenses, and impact fund performance. The Franklin Templeton funds are currently using several methods to detect and deter market timing. These methods include:

o Use of exchange limit guidelines;

o Broad authority to take discretionary action against market timers and against particular trades;

o Selective monitoring of trade activity; and

o Redemption fees on trades in certain funds.

The Franklin Templeton funds are also continuing to refine their uses of the above methods and to explore other methods.

Each of these methods involves judgments that are inherently subjective, although the Franklin Templeton funds and their Franklin Templeton service providers seek to make judgments that are consistent with shareholder interests. Moreover, each of these methods involves some selectivity in their application. Finally, while the Franklin Templeton funds seek to take actions that will detect and deter market timing, they cannot represent that it can be completely eliminated in any fund.

For example, a Fund may not be able to identify or reasonably detect or deter market timing transactions that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund on behalf of their customers who are the beneficial owners. More specifically, unless the financial intermediaries have the ability to detect and deter market timing transactions themselves, a Fund may not be able to determine: (1) whether the purchase or sale is connected with a market timing transaction; and/or (2) the identity of the beneficial owner for whom the shares are purchased or sold. Additionally, there can be no assurance that the systems and procedures of each Fund's transfer agent will be able to monitor all trading activity.

REVOCATION OF TIMING TRADES. Transactions placed in violation of a Fund's exchange limit guidelines or market timing trading policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

MONEY FUNDS. Each Fund's exchange limit guidelines of up to four (4) exchanges out of the Fund during any calendar year generally do not apply to any of the Franklin Templeton money funds. However, the Franklin Templeton money funds at all times reserve the right to restrict, reject or cancel any exchange purchase, for no reason or any reason, without notice.

Effective June 1, 2004, the following policies apply:

MARKET TIMING GENERALLY. Each Fund discourages short-term or excessive trading, often referred to as "market timing," and intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in these Funds or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of a Fund's manager or a Fund's transfer agent and based on that information the Fund or its agents in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, each Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this policy whether you are a direct shareholder of a Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an "Omnibus Account") with the Fund for trading on behalf of its customers.

While each Fund will encourage financial intermediaries to apply the Fund's market timing trading policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply a Fund's market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's market timing trading policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of a Fund's portfolio holdings expose the Fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timers may seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets, and in funds that hold significant investments in small-cap securities, high-yield ("junk") bonds and other types of investments which may not be frequently traded.

Each Fund is currently using several methods to reduce the risk of market timing. These methods include:

o limiting annual exchange activity per fund account,

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing trading policy; and

o assessing a redemption fee for short-term trading

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that a Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While each Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing the Fund cannot represent that such trading activity can be completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of a Fund's market timing trading policy or exchange limit guidelines are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

REDEMPTION FEE

The following policies apply to the Mutual Discovery and Mutual European Funds from May 1, 2004 through May 31, 2004:

REDEMPTION FEE ASSESSMENT. Redemption (if you sell or exchange your shares or your shares are involuntarily redeemed) of Fund shares held for 30 days or less may be subject to a Fund's redemption fee, which is 2% of the amount redeemed (using standard rounding criteria). For this purpose, shares held the longest will be treated as being redeemed first and the shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.

This redemption fee is paid to the Fund rather than to the manager, and is designed to help offset any cost associated with short-term shareholder trading.

INTERMEDIARIES' ROLE. Only certain intermediaries have agreed to collect each Fund's redemption fee on the Fund's behalf from their customers' accounts. In addition, due to operational requirements, those intermediaries' methods for tracking and calculating the fee may differ in some respects from that of the Fund.

EXCEPTIONS. The redemption fee, however, does not apply to certain types of accounts held through intermediaries, including:

o Certain employer-sponsored retirement plans;

o Certain broker wrap fee and other fee-based programs;

o Certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption fee on its underlying customers' accounts; and

o Certain intermediaries that do not have or are not able to report to a Fund sufficient information to impose a redemption fee on their customers' accounts.

In addition, the redemption fee does not apply to:

o Shares acquired through the automatic reinvestment of distributions;

o Redemptions under regularly scheduled automatic withdrawal plans;

o Redemptions from retirement accounts (1) of a mandatory distribution; (2) within 30 days following the end of a plan "blackout period" in connection with a plan conversion; or (3) within 30 days of an automatic payroll deduction;

o Redemptions in connection with the regularly scheduled automatic rebalancing of assets in retirement plans;

o Distributions from retirement accounts due to death, disability, health or financial hardship;

o Reinvested distributions (dividends and capital gains);

o Involuntary redemptions resulting from failure to meet account minimums; and

o Redemptions by registered mutual funds.

You should contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.

In addition to the circumstances noted above, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is consistent with the best interests of the Fund, to the extent permitted by law. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to assess or collect the redemption fee on all shares redeemed by Fund investors serviced by the Fund's transfer agent (due to systems limitations which we anticipate being resolved by mid 2004) or by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, a Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), a Fund may not know:
(1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee. See the "Market Timing Trading Policy" section.

Effective June 1, 2004, the following policies apply to the Mutual Beacon, Mutual Discovery, Mutual European, Mutual Financial Services, Mutual Qualified and Mutual Shares Funds:

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee may be assessed on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to a Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and each Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in a Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to a Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund even if any such request would not exceed the exchange limit guideline described in this prospectus.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an "Omnibus Account") with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect each Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of a Fund. Each Fund will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in a Fund.

WAIVER/EXCEPTIONS/CHANGES. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. Each Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona-fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to assess or collect the redemption fee on all shares redeemed by Fund investors serviced by each Fund's transfer agent (due to systems limitations which we anticipate being resolved within 180 days of the effective date of this policy) or by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, a Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), a Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS
Each Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.

ACCOUNT POLICIES


CALCULATING SHARE PRICE
Each Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Class Z is calculated by dividing its net assets by the number of its shares outstanding.


Each Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.


Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES
If the value of your account falls below $500 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES
You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).


You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 57).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS
If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS
You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.


JOINT ACCOUNTS
Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES
You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow each Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give a Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:


o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.


ADDITIONAL POLICIES
Please note that each Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.

o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.


DEALER COMPENSATION
Qualifying dealers who sell Class Z shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.


QUESTIONS

If you have any questions about the Funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME       TELEPHONE NUMBER  THROUGH FRIDAY)
----------------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                        6:30 a.m. to 2:30 p.m.(Saturday)
----------------------------------------------------------------------
Fund Information      1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)  6:30 a.m. to 2:30 p.m.(Saturday)
----------------------------------------------------------------------
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
----------------------------------------------------------------------
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
----------------------------------------------------------------------
Institutional         1-800/321-8563    6:00 a.m. to 4:00 p.m.
Services
----------------------------------------------------------------------
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)
----------------------------------------------------------------------
Automated Telephone   1-800/632-2301    (around-the-clock access)
System                1-800/524-4040
                      1-800/527-2020
----------------------------------------------------------------------






FOR MORE INFORMATION

You can learn more about each Fund in the following documents:


ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS


Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.


STATEMENT OF ADDITIONAL INFORMATION (SAI)


Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.


[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo] One Franklin Parkway, San Mateo, CA 94403-1906 1-800/DIAL BEN(R) (1-800/342-5236) TDD (Hearing Impaired)
1-800/851-0637 FRANKLINTEMPLETON.COM


GAIN FROM OUR PERSPECTIVE(R)


Investment Company Act file #811-5387                               MS PZ 05/04





FRANKLIN MUTUAL SERIES FUND INC.

MUTUAL BEACON FUND - CLASS A, B & C
MUTUAL FINANCIAL SERVICES FUND - CLASS A, B & C
MUTUAL QUALIFIED FUND - CLASS A, B & C
MUTUAL SHARES FUND - CLASS A, B, C & R
MUTUAL DISCOVERY FUND - CLASS A, B, C & R
MUTUAL EUROPEAN FUND - CLASS A, B & C



STATEMENT OF ADDITIONAL INFORMATION


MAY 1, 2004


[Insert Franklin Templeton Investments logo]

P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated May 1, 2004, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Franklin Mutual Series Fund Inc.'s (Mutual Series) Annual Report to Shareholders, for the fiscal year ended December 31, 2003, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS


Goals, Strategies and Risks.................................................. 2

Officers and Directors...................................................... 16

Proxy Voting Policies and Procedures........................................ 22

Management and Other Services............................................... 23

Portfolio Transactions...................................................... 27

Distributions and Taxes..................................................... 28

Organization, Voting Rights
 and Principal Holders...................................................... 32

Buying and Selling Shares................................................... 33

Pricing Shares.............................................................. 40

The Underwriter............................................................. 40

Performance................................................................. 42

Miscellaneous Information................................................... 47


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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF
   THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
   ENDORSED BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS
   OF PRINCIPAL.
-------------------------------------------------------------------


                                                      MS SAI 05/04


GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, a Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted restrictions as fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

FUNDAMENTAL INVESTMENT POLICIES

Each Fund may not:

1. Purchase or sell commodities, commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the series would not be considered a commodity pool), or oil and gas interests or real estate. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

2. Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the series may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission (SEC) and the securities exchanges on which such securities are traded.

3. Issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the Investment Company Act of 1940, as amended (1940 Act), which is currently 33 1/3% of total assets (including 5% for emergency or other short-term purposes).

4. Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry and except that Financial Services will invest more than 25% of its assets in the financial services industry).

5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to such 5% and 10% limitations.

7. Except as may be described in the Prospectus, engage in short sales, purchase securities on margin or maintain a net short position.

The term Prospectus as referenced in restriction 7 includes the Statement of Additional Information.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS


The Funds may invest in equity securities, debt securities and securities convertible, exchangeable for, or expected to be exchanged into common stock (including convertible preferred and convertible debt securities [convertible securities]). There are no limitations on the percentage of a Fund's assets that may be invested in equity securities, debt securities, or convertible securities. The Funds reserve freedom of action to invest in these securities in such proportions as the manager deems advisable. In addition, the Funds also may invest in restricted debt and equity securities, in foreign securities, and in other investment company securities.

The general investment policy of each Fund is to invest in securities if, in the opinion of the manager, they are available at prices less than their intrinsic value, as determined by the manager after careful analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings. The relationship of a security's "book value to market value" is an analysis of the difference between the price at which a security is trading in the market, as compared to the value of that security based upon an analysis of certain information contained in a company's financial statements. Cash flow analysis considers the inflow and outflow of money into and out of a company. The manager examines each security separately and does not apply these factors according to any predetermined formula. The manager has not established guidelines as to the size of an issuer, its earnings or the industry in which it operates in order for a security to be excluded as unsuitable for purchase by a Fund.

Although Beacon, Qualified, Mutual Shares, Discovery and European have identical basic investment restrictions and Beacon, Financial Services, Qualified, Mutual Shares, and European have identical investment goals, the manager seeks to retain certain historical differences among the Funds.

Although the Funds may invest in securities of companies of any size, Beacon, Qualified, Mutual Shares and Discovery Funds generally have invested in larger and medium size companies with market capitalizations in excess of $1.5 billion. Financial Services and European, on the other hand, tend to invest proportionately more of their assets in smaller size companies than the other Funds. Beacon and Mutual Shares may invest a significant portion (up to 35%) of their assets in foreign securities, Financial Services and Qualified may invest a substantial portion (up to, but less than, 50%) of their assets in foreign securities and Discovery also may invest the most (up to 100%) of its assets in foreign securities.


Generally, Financial Services and European utilize the same investment philosophy as the other Funds, but Financial Services invests primarily in securities of financial services companies and European invests primarily in European securities.

Qualified originally was intended for purchase by pension and profit sharing plans and other non-tax paying entities. Therefore, its portfolio was intended to have greater flexibility due to the reduced concerns about the tax effects on shareholders. The manager expects that the securities it will purchase for Qualified will satisfy this goal, depending on market conditions and any changes in tax law. Currently, however, Qualified operates in the same fashion as Beacon and Shares. Allocation of investments among the Funds depends upon, among other things, the amount of cash in, and relative size of, each Fund's portfolio. In addition, the factors outlined above are not mutually exclusive and a particular security may be owned by more than one Fund.


The Funds may invest in any industry although no Fund will concentrate its investments in any industry except Financial Services. Financial Services concentrates its investments in the financial services industry by investing, under normal market conditions, at least 80% of its net assets in securities of financial services companies.

The Funds may invest in securities that are traded on U.S. or foreign securities exchanges, the National Association of Securities Dealers Automated Quotation System (Nasdaq) national market system or in any domestic or foreign over-the-counter (OTC) market. U.S. or foreign securities exchanges typically represent the primary trading market for U.S. and foreign securities. A securities exchange brings together buyers and sellers of the same securities. The Nasdaq national market system also brings together buyers and sellers of the same securities through an electronic medium which facilitates a sale and purchase of the security. Many companies whose securities are traded on the Nasdaq national market system are smaller than the companies whose securities are traded on a securities exchange. The OTC market refers to all other avenues whereby brokers bring together buyers and sellers of securities. In addition, each Fund may purchase securities through private placements or in other private transactions.


The following is a description of the various types of securities the Funds may buy and techniques they may use.

BORROWING While the Funds are permitted to borrow under certain circumstances, as described under "Fundamental Investment Policies" above, under no circumstances will a Fund make additional investments while any amounts borrowed exceed 5% of the Fund's total assets.


CASH EQUIVALENT INVESTMENTS are investments in certain types of short-term debt securities. A Fund making a cash equivalent investment expects to earn interest at prevailing market rates on the amount invested and there is little, if any, risk of loss of the original amount invested. The Funds' cash equivalent investments are typically made in obligations issued or guaranteed by the U.S. or other governments, their agencies or instrumentalities and high-quality commercial paper issued by banks, corporations or others. Commercial paper consists of short-term debt securities which carry fixed or floating interest rates. A fixed interest rate means that interest is paid on the investment at the same rate for the life of the security. A floating interest rate means that the interest rate varies as interest rates on newly issued securities in the marketplace vary.

CONVERTIBLE SECURITIES are debt securities, or in some cases preferred stock, that have the additional feature of converting into, exchanging or expecting to be exchanged for, common stock of a company after certain periods of time or under certain circumstances. Holders of convertible securities gain the benefits of being a debt holder or preferred stockholder and receiving regular interest payments, in the case of debt securities, or higher dividends, in the case of preferred stock, with the possibility of becoming a common stockholder in the future. A convertible security's value normally reflects changes in the company's underlying common stock value.


DEBT SECURITIES are securities issued by a company that represent a loan of money by the purchaser of the securities to the company. A debt security has a fixed payment schedule which obligates the company to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. While debt securities are used as an investment to produce income to an investor as a result of the fixed payment schedule, debt securities also may increase or decrease in value depending upon factors such as interest rate movements and the success or lack of success of a company.


The Funds may invest in a variety of debt securities, including bonds and notes issued by domestic or foreign corporations and the U.S. or foreign governments and their agencies and instrumentalities. Bonds and notes differ in the length of the issuer's repayment schedule. Bonds typically have a longer payment schedule than notes. Typically, debt securities with a shorter repayment schedule pay interest at a lower rate than debt securities with a longer repayment schedule.

The debt securities which the Funds may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as Standard & Poor's Ratings Group (S&P(R)) or Moody's Investors Service (Moody's). Securities are given ratings by independent rating organizations, which grade the company issuing the securities based upon its financial soundness. Each Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's. Generally, lower rated and unrated debt securities are riskier investments. Debt securities rated BB or lower by S&P or Moody's are considered to be high yield, high risk debt securities, commonly known as "junk bonds." The lowest rating category established by Moody's is "C" and by S&P is "D." Debt securities with a D rating are in default as to the payment of principal and interest, which means that the issuer does not have the financial soundness to meet its interest payments or its repayment schedule to security holders.


The Funds generally will invest in debt securities under circumstances similar to those under which they will invest in equity securities; namely, when, in the manager's opinion, such debt securities are available at prices less than their intrinsic value. Investing in fixed-income securities under these circumstances may lead to the potential for capital appreciation. Consequently, when investing in debt securities, a debt security's rating is given less emphasis in the manager's investment decision-making process. Historically, the Funds have invested in debt securities issued by domestic or foreign companies (i) that are involved in mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings, and (ii) that are distressed companies or in bankruptcy (Reorganizing Companies), because such securities often are available at less than their intrinsic value. Debt securities of such companies typically are unrated, lower rated, in default or close to default. While posing a greater risk than higher rated securities with respect to payment of interest and repayment of principal at the price at which the debt security was originally issued, the Funds generally purchase these debt securities at discounts to the original principal amount. Such debt typically ranks senior to the equity securities of Reorganizing Companies and may offer the potential for capital appreciation and additional investment opportunities.


MEDIUM AND LOWER RATED CORPORATE DEBT SECURITIES. The Funds have historically invested in securities of distressed issuers when the intrinsic values of such securities have, in the opinion of the manager, warranted such investment. The Funds may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be so-called "junk bonds." Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured. Interest payments and principal security appear adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody's as lacking outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories. Companies issuing lower rated higher yielding debt securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. If an issuer is not paying or stops paying interest and/or principal on its securities, payments on the securities may never resume.


Corporate debt securities that are rated B are regarded by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation and CC and CCC the two highest degrees of speculation in this group of ratings. Securities rated D by S&P or C by Moody's are in default and are not currently performing.

The Funds also will invest in unrated securities. The Funds will rely on the manager's judgment, analysis and experience in evaluating such debt securities. In this evaluation, the manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters as well as the price of the security. The manager also may consider, although it does not rely primarily on, the credit ratings of Moody's and S&P in evaluating lower rated corporate debt securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the manager monitors the issuers of corporate debt securities held in the Funds' portfolios. The credit rating assigned to a security is a factor considered by the manager in selecting a security for a Fund, but the intrinsic value in comparison to market price and the manager's analysis of the fundamental values underlying the issuer are generally of greater significance. Because of the nature of medium and lower rated corporate debt securities, achievement by each Fund of its investment objective when investing in such securities is dependent on the credit analysis of the manager. If the Funds purchased primarily higher rated debt securities, such risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, also may affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in a Fund's portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in a Fund's portfolio and thus could have an effect on the net asset value of the Fund if other types of securities did not show offsetting changes in values. The prices of high yield debt securities fluctuate more than higher-quality securities. Prices are often closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than previously quoted market prices. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit a Fund's ability to sell securities in response to specific economic events or to meet redemption requests. The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that a Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in a Fund failing to qualify as a pass-through entity under the Internal Revenue Code of 1986, as amended (Code). Investment in such securities also involves certain other tax considerations.

The manager values the Funds' investments pursuant to guidelines adopted and periodically reviewed by the board. To the extent that there is no established retail market for some of the medium or lower grade or unrated corporate debt securities in which the Funds may invest, there may be thin or no trading in such securities and the ability of the manager to accurately value such securities may be adversely affected. Further, it may be more difficult for a Fund to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade and unrated corporate debt securities held in a Fund's portfolio, the responsibility of the manager to value the Fund's securities becomes more difficult and the manager's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data. To the extent that a Fund purchases illiquid corporate debt securities or securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. Also, a Fund may incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A of the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the board under applicable guidelines.

DEPOSITARY RECEIPTS Each Fund may invest in securities commonly known as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts (GDRs) of non-U.S. issuers. Such depositary receipts are interests in a pool of a non-U.S. company's securities which have been deposited with a bank or trust company. The bank or trust company then sells interests in the pool to investors in the form of depositary receipts. Depositary receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs may have certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments which are often easily transferable and for which market quotations are generally readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

Depositary receipts of non-U.S. issuers may have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Holders of unsponsored depositary receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete and costs may be higher.

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners also may participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. The public trading market for these shares is typically a stock exchange but also can be a market which arises between broker-dealers seeking buyers and sellers of a particular security. Equity securities generally are either common stock or preferred stock. Preferred stockholders usually receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well.

SMALLER COMPANIES. The Funds may invest in securities issued by smaller companies. Historically, smaller companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

FOREIGN SECURITIES The Funds may purchase securities of non-U.S. issuers whose values are quoted and traded in any currency in addition to the U.S. dollar. Such investments involve certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include: fluctuations in the value of the currency in which the security is traded or quoted as compared to the U.S. dollar; unpredictable political, social and economic developments in the foreign country where the security is issued or where the issuer of the security is located; and the possible imposition by a foreign government of limits on the ability of a Fund to obtain a foreign currency or to convert a foreign currency into U.S. dollars; or the imposition of other foreign laws or restrictions.


Since each Fund may invest in securities issued, traded or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in a Fund's portfolio. When deemed advantageous to the Funds, the manager may attempt, from time to time, to reduce such risk, known as "currency risk," by using an investment technique called "hedging," which attempts to reduce or eliminate changes in a security's value resulting from changing currency exchange rates. Hedging is further described below. In addition, in certain countries, the possibility of expropriation of assets, confiscatory taxation, or diplomatic developments could adversely affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the U.S. of any monies which a Fund has invested in the country. Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring a Fund to pay significant amounts, if not all, of the value of the Fund's investment to the foreign country's taxing authority. Diplomatic developments means that because of certain actions occurring within a foreign country, such as significant civil rights violations or because of the United States' actions during a time of crisis in the particular country, all communications and other official governmental relations between the country and the United States could be severed. This could result in the abandonment of any U.S. investors', such as the Funds', money in the particular country, with no ability to have the money returned to the United States.

There may be less publicly available information about a foreign company than about a U.S. company. Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers. The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less than in U.S. markets. As a result, securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transaction costs, the costs associated with buying and selling securities, on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Each Fund's foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals. The Funds may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.


HEDGING AND INCOME TRANSACTIONS The Funds may use various hedging strategies. Hedging is a technique designed to reduce a potential loss to a Fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements. The hedging strategies that the Funds may use are also used by many mutual funds and other institutional investors. When pursuing these hedging strategies, the Funds will primarily engage in forward foreign currency exchange contracts. However, the Funds also may engage in the following currency transactions: currency futures contracts, currency swaps, options on currencies, or options on currency futures. In addition, the Funds may engage in other types of transactions, such as the purchase and sale of exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; and the purchase and sale of financial and other futures contracts and options on futures contracts (collectively, all of the above are called Hedging Transactions).

Some examples of situations in which Hedging Transactions may be used are: (i) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from changes in securities markets or currency exchange rate fluctuations; (ii) to protect a Fund's gains in the value of portfolio securities which have not yet been sold;
(iii) to facilitate the sale of certain securities for investment purposes; and
(iv) as a temporary substitute for purchasing or selling particular securities.

Any combination of Hedging Transactions may be used at any time as determined by the manager. Use of any Hedging Transaction is a function of numerous variables, including market conditions and the investment manager's expertise in utilizing such techniques. The ability of a Fund to utilize Hedging Transactions successfully cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, including the establishment of certain isolated accounts at the Fund's custodian bank. Hedging Transactions involving futures and options on futures will be purchased, sold or entered into generally for bona fide hedging, risk management or portfolio management purposes.

The various techniques described above as Hedging Transactions also may be used by the Funds for non-hedging purposes. For example, these techniques may be used to produce income to a Fund where the Fund's participation in the transaction involves the payment of a premium to the Fund. A Fund also may use a hedging technique if the manager has a view about the fluctuation of certain indices, currencies or economic or market changes such as a reduction in interest rates. No more than 5% of a Fund's assets will be exposed to risks of such types of instruments when entered into for non-hedging purposes.

Hedging Transactions, whether entered into as a hedge or for gain, have risks associated with them. The three most significant risks associated with Hedging Transactions are: (i) possible default by the other party to the transaction;
(ii) illiquidity; and (iii) to the extent the manager's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may (i) result in losses to a Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation a Fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities or (v) cause a Fund to hold a security it might otherwise sell.

Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, these transactions also tend to limit any potential gain which might result from an increase in value of the position taken. As compared to options contracts, futures contracts create greater ongoing potential financial risks to a Fund because the Fund is required to make ongoing monetary deposits with futures brokers. Losses resulting from the use of Hedging Transactions can reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized. The cost of entering into Hedging Transactions also may reduce a Fund's total return to investors.

When conducted outside the U.S., Hedging Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.


CURRENCY TRANSACTIONS. Each Fund may from time to time engage in currency transactions with securities dealers, financial institutions or other parties (each a Counterparty and collectively, Counterparties) in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward foreign currency exchange contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps.


A forward foreign currency exchange contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.

A Fund will usually enter into swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent these swaps are entered into for good faith hedging purposes, the manager and the Funds believe such obligations are not senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. The Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (NRSRO) or are determined to be of equivalent credit quality by the manager. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The Funds will limit their dealings in forward foreign currency exchange contracts and other currency transactions such as futures, options, options on futures and swaps to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income from portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund will not enter into a transaction to hedge currency exposure if the Fund's exposure, after netting all transactions intended to wholly or partially offset other transactions, is greater than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in, or whose value is based on, that foreign currency or currently convertible into such currency other than with respect to proxy hedging, which is described below.

Each Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.


To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds also may engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.


Currency transactions are subject to risks different from those of other portfolio transactions. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree, or in a direction, that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency Hedging Transaction, the Fund will comply with the asset segregation requirements described above.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

The use of currency transactions also can result in a Fund incurring losses due to the inability of foreign securities transactions to be completed with the security being delivered to the Fund. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.


OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of Fund assets in special accounts, as described below.


A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange-listed options and over-the-counter options (OTC options). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (OCC), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but the discussion is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to Counterparties through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are negotiated by the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Funds expect to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

The Funds will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-l" from S&P or "P-l" from Moody's, an equivalent rating from any NRSRO or which the manager determines is of comparable credit quality. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitations on investments in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options also can provide income.

Each Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Funds must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.


OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, instead of settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

FUTURES. The Funds may enter into financial and other futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument or other commodity called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.


The Funds' use of futures and options on futures will be consistent with applicable regulatory requirements and, in particular, the rules of the Commodity Futures Trading Commission and such transactions will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract, requires a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on futures involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

A Fund will only enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would not exceed 5% of the Fund's total current asset value; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


COMBINED TRANSACTIONS. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and currency transactions (each individually a Transaction and collectively in combinations of two or more, Combined Transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the manager, it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.


Although Combined Transactions are normally entered into based on the manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Hedging Transactions, in addition to other requirements, require that the Funds segregate liquid assets with their custodian bank to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian bank. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid assets equal to the exercise price.


A currency contract which obligates a Fund to buy or sell currency will generally require the Fund to hold an amount of the currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligation. However, the segregation requirement does not apply to currency contracts which are entered in order to "lock in" the purchase or sale price of a trade in a security denominated in a foreign currency pending settlement within the time customary for such securities.

OTC options entered into by the Funds, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The Funds also may enter into offsetting transactions so that a combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

ILLIQUID SECURITIES An illiquid security is a security that cannot be sold within seven days in the normal course of business for approximately the amount at which a Fund has valued the security and carries such value on its financial statements. Examples of illiquid securities include most private placements and other restricted securities, and repurchase agreements which terminate more than seven days from their initial purchase date, as further described below. The Funds may not purchase an illiquid security if, at the time of purchase, the Fund would have more than 15% of its net assets invested in such securities.


INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS From time to time, the Funds may purchase the direct indebtedness of various companies (Indebtedness), or participation interests in Indebtedness (Participations) including Indebtedness and Participations of Reorganizing Companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a Fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by a Fund may be in the form of loans, notes or bonds. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Funds generally make investments in the types of debt described above, which typically have ceased paying interest, to achieve capital appreciation, rather than to seek income.

The Funds also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy. Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.


The length of time remaining until maturity on the Indebtedness is one factor the manager considers in purchasing a particular Indebtedness. Indebtedness which represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. The Funds purchase loans from national and state chartered banks as well as foreign banks. The Funds normally invest in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company's Indebtedness. The financial institutions which typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as "supranational organizations." Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. The Funds also may purchase trade claims and other direct obligations or claims (Trade Claims) of Reorganizing Companies. Indebtedness, Participations and Trade Claims may be illiquid as described above.


The purchase of indebtedness or loan participations of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost. Purchasers of participations, such as the Funds, must rely on the financial institution issuing or acting as agent with respect to the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Funds take on the risk as to the creditworthiness of any bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness. When a Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.


INVESTMENT COMPANY SECURITIES Each Fund may invest from time to time in other investment company securities, subject to applicable law which restricts such investments. Such laws generally restrict a Fund's purchase of another investment company's voting securities to three percent (3%) of the other investment company's securities, no more than five percent (5%) of the Fund's assets in any single investment company's securities and no more than ten percent (10%) of the Fund's assets in all investment company securities.

Investors should recognize that a Fund's purchase of the securities of investment companies results in layering of expenses. This layering may occur because investors in any investment company, such as a Fund, indirectly bear a proportionate share of the expenses of the investment company, including operating costs, and investment advisory and administrative fees.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan, but no Fund presently anticipates loaning more than 5% of its portfolio securities. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of directors, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

MORTGAGE-BACKED SECURITIES Each Fund may invest in securities representing interests in an underlying pool of real estate mortgages (mortgage-backed securities). The mortgage-backed securities which the Funds may purchase may be issued or guaranteed by the U.S. government, certain U.S. government agencies or certain government sponsored corporations or organizations or by certain private, non-government corporations, such as banks and other financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

CMOs are debt securities issued by the entities listed above. The payment of interest on the debt securities depends upon the scheduled payments on the underlying mortgages and, thus, the CMOs are said to be "collateralized" by the pool of mortgages. CMOs are issued in a number of classes or series with different maturities. The classes or series are paid off completely in sequence as the underlying mortgages are repaid. Certain of these securities may have variable interest rates which adjust as interest rates in the securities market generally rise or fall. Other CMOs may be stripped, which means that only the principal or interest feature of the underlying security is passed through to the Fund.

REMICs, which were authorized under certain tax laws, are private entities formed for the purpose of holding a fixed pool of mortgages. The mortgages are backed by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Certain of these private-backed securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.


DISTRESSED MORTGAGE OBLIGATIONS. The Funds also may invest directly in distressed mortgage obligations. A direct investment in a distressed mortgage obligation involves the purchase by the Fund of a lender's interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, a Fund steps into the shoes of the lender from a risk point of view.


As distinguished from mortgage-backed securities, which generally represent an interest in a pool of loans backed by real estate, investing in direct mortgage obligations involves the risks of a single or direct lender. These risks include the ability or inability of a borrower to make its loan payments and the possibility that the borrower will prepay the loan in advance of its scheduled payment time period, curtailing an expected rate and timing of return for the lender. Investments in direct mortgage obligations of distressed borrowers involve substantially greater risks and are highly speculative due to the fact that the borrower's ability to make timely payments has been identified as questionable. Borrowers that are in bankruptcy or restructuring may never pay off their loans, or may pay only a small fraction of the amount owed. If, because of a lack of payment, the real estate underlying the loan is foreclosed, which means that the borrower takes possession of the real estate, a Fund could become part owner of such real estate. As an owner, a Fund would bear any costs associated with owning and disposing of the real estate, and also may encounter difficulties in disposing of the real estate in a timely fashion. In addition, there is no assurance that a Fund would be able profitably to dispose of properties in foreclosure.

REAL ESTATE INVESTMENT TRUST (REIT) INVESTMENTS The Funds' equity investments may include investments in shares issued by REITs. A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments.

The Funds' investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in tax laws relating to dividends and laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes or other material disasters not covered by insurance; and limitations on, and variations in, rents and changes in interest rates.

REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may invest up to 10% of its assets in repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager or its agent will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

RULE 144A SECURITIES In addition to other privately placed unregistered securities, the Funds may invest in unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 (144A securities). 144A securities are restricted, which generally means that a legend has been placed on the share certificates representing the securities which states that the securities were not registered with the SEC when they were initially sold and may not be resold except under certain circumstances. In spite of the legend, certain securities may be sold to other institutional buyers provided that the conditions of Rule 144A are met. In the event that there is an active secondary institutional market for 144A securities, the 144A securities may be treated as liquid. As permitted by the federal securities laws, the board of directors has adopted procedures in accordance with Rule 144A which govern when specific 144A securities held by the Funds may be deemed to be liquid. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale.

SECURITIES OF COMPANIES IN THE FINANCIAL SERVICES INDUSTRY Certain provisions of the federal securities laws permit investment portfolios, including Financial Services, to invest in companies engaged in securities-related activities only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security a Fund may purchase.

Each Fund, including Financial Services, also may purchase securities (not limited to equity or debt individually) of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, if the following conditions are met: (1) immediately after the purchase of any securities issuer's equity and debt securities, the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that securities issuer; (2) immediately after a purchase of equity securities of a securities issuer, a Fund may not own more than 5% of the outstanding securities of that class of the securities issuer's equity securities; and (3) immediately after a purchase of debt securities of a securities issuer, a Fund may not own more than 10% of the outstanding principal amount of the securities issuer's debt securities.

In applying the gross revenue test, an issuer's gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations are applicable at the time of purchase as well as the issuer's gross revenue test. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; and (v) the acquisition of demand features or guarantees (puts) under certain circumstances.


The Funds also are not permitted to acquire any security issued by the manager or any affiliated company (including Franklin Resources, Inc.). The purchase of a general partnership interest in a securities-related business is also prohibited.


In addition, the Funds are generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if such Fund and any company controlled by such Fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 10% of the total outstanding voting stock of the insurance company. Certain state insurance laws impose similar limitations.

SECURITIES OF REORGANIZING COMPANIES AND COMPANIES SUBJECT TO TENDER OR EXCHANGE OFFERS The Funds also seek to invest in the securities of Reorganizing Companies, or of companies as to which there exist outstanding tender or exchange offers. The Funds may from time to time participate in such tender or exchange offers. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. Although there are no restrictions limiting the extent to which each Fund may invest in Reorganizing Companies, no Fund presently anticipates committing more than 50% of its assets to such investments. In addition to typical equity and debt investments, the Funds' investments in Reorganizing Companies may include Indebtedness, Participations and Trade Claims, as further described on page 12.


SHORT SALES Each Fund may make short sales of securities, including "short sales against the box." In a short sale transaction, the Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When a Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open. The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.


A Fund's obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund's custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its custodian bank to the extent, if any, (excluding any proceeds of the short sales) necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to any differential between the replacement price and the price at which it sold the security short, its potential loss is theoretically unlimited. In some circumstances, the Fund may receive the security in connection with a reorganization and, consequently, need not buy the security to be returned to the borrower.

The Funds also may engage in "short sales against the box." In a short sale against the box, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. In replacing the borrowed securities in the transaction, the Fund may either buy securities in the open market or use those in its portfolio.


Each Fund may engage in short sale transactions (other than short sales against the box) only if, after giving effect to such sales, the market value of all securities sold short does not exceed 5% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the outstanding securities of that class. The Funds may sell securities short against the box without limit.


Short sales carry risks of loss if the price of the security sold short increases after the sale. In this situation, when a Fund replaces the borrowed security by buying the security in the securities markets, the Fund may pay more for the security than it has received from the purchaser in the short sale. A Fund may, however, profit from a change in the value of the security sold short, if the price decreases.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash. A Fund may also maintain temporary defensive investments while the manager seeks investments that satisfy its investment criteria. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Funds normally invest, or the economies of the countries where the Funds invest.

Temporary defensive investments generally may include short-term debt securities such as obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and high quality commercial paper issued by banks or other U.S. and foreign issuers, as well as money market mutual funds. To the extent allowed by exemptions granted under the 1940 Act, and the Funds' other investment policies and restrictions, the manager also may invest the Funds' assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities.

OFFICERS AND DIRECTORS
-------------------------------------------------------------------


Mutual Series has a board of directors. Each director will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Funds, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of Mutual Series who are responsible for administering the Funds' day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.


The name, age and address of the officers and board members, as well as their affiliations, positions held with Mutual Series, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.


INDEPENDENT BOARD MEMBERS
--------------------------

                                                   NUMBER
                                                   OF
                                                   PORTFOLIOS
                                                   IN FUND
                                                   COMPLEX
                                       LENGTH      OVERSEEN        OTHER
                                       OF TIME     BY BOARD    DIRECTORSHIPS
 NAME, AGE AND ADDRESS       POSITION   SERVED     MEMBER*          HELD
-------------------------------------------------------------------------------
Edward I. Altman,Ph.D.       Director    Since           7              None
(62)                                     1987
51 John F. Kennedy Parkway
Short Hills, NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, NYU Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; and financial consultant; and FORMERLY, Vice Director, NYU Salomon Center, Stern School of Business, New York University.
-------------------------------------------------------------------------------

Ann Torre Grant (46)        Director     Since           7      Independent
51 John F. Kennedy Parkway               1994                   Director, SLM
Short Hills, NJ 07078-2715                                      Corporation
                                                                (Sallie Mae);
                                                                and Allied
                                                                Capital
                                                                Corporation
                                                                (financial
                                                                services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until
1995).
-------------------------------------------------------------------------------

Burton J. Greenwald (74)    Director     Since           12     Director,
51 John F. Kennedy Parkway               2002                   Fiduciary
Short Hills, NJ 07078-2715                                      Emerging Markets
                                                                Bond Fund PLC
                                                                and Fiduciary
                                                                International
                                                                Ireland Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry).
-------------------------------------------------------------------------------

Bruce A. MacPherson (74)    Director     Since           7           None
51 John F. Kennedy Parkway               1974
Short Hills, NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson,  Inc., Canton, MA (representative for
electrical   manufacturers);   and  part  owner  McKinstry  Inc.,  Chicopee,  MA
(manufacturer of electrical enclosures).
-------------------------------------------------------------------------------

Fred R. Millsaps (75)       Director     Since           28           None
51 John F. Kennedy Parkway               1996
Short Hills, NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
-------------------------------------------------------------------------------

Charles Rubens II (74)      Director      Since          12           None
51 John F. Kennedy Parkway                1998
Short Hills, NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
-------------------------------------------------------------------------------

Leonard Rubin (78)          Director      Since          12           None
51 John F. Kennedy Parkway                1996
Short Hills, NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the Board, Carolace Embroidery Co., Inc. (until 1996).
-------------------------------------------------------------------------------

Robert E. Wade (58)         Director     Since            7     Director, El Oro
51 John F. Kennedy Parkway               1991                   and Exploration
Short Hills, NJ 07078-2715                                      Co., p.l.c.,
                                                                FORMERLY,
                                                                Director, El Oro
                                                                Mining and
                                                                Exploration
                                                                Company, p.l.c
                                                                and The
                                                                Exploration
                                                                Company, p.l.c.,
                                                                (until 2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
-------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS
-------------------------------------

                                                   NUMBER
                                                   OF
                                                   PORTFOLIOS
                                                   IN FUND
                                                   COMPLEX
                                       LENGTH      OVERSEEN        OTHER
                                       OF TIME     BY BOARD    DIRECTORSHIPS
 NAME, AGE AND ADDRESS       POSITION   SERVED     MEMBER*          HELD
-------------------------------------------------------------------------------

**William J. Lippman (79)    Director     Since        18         None
One Parker Plaza, 9th Floor               1996
Fort Lee, NJ 07024

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Private Client Group, Inc.; President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of seven of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

**Anne M. Tatlock (64)       Director     Since         7       Director,
600 Fifth Avenue, 7th Floor               2002                  Fortune Brands,
New York, NY 10020 - 2302                                       Inc. (consumer
                                                                products) and
                                                                Merck & Co. Inc.
                                                               (pharmaceuticals)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.
-------------------------------------------------------------------------------

**David J. Winters (42)   Director,     Director         7          None
51 John F. Kennedy Pkwy.  Chairman of   since
Short Hills,              the Board,    2001,
NJ 07078-2715             President     President
                          and Chief     since
                          Executive     1999,
                          Officer -     Chairman
                          Investment    of the
                          Management    Board
                                        and
                                        Chief
                                        Executive
                                        Officer
                                        -Investment
                                        Management
                                        since
                                        2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer, and Chief Executive Officer, Franklin Mutual Advisers, LLC, and of three of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

                                                    NUMBER
                                                    OF
                                                    PORTFOLIOS
                                                    IN FUND
                                                    COMPLEX
                                        LENGTH      OVERSEEN        OTHER
                                        OF TIME     BY BOARD    DIRECTORSHIPS
 NAME, AGE AND ADDRESS     POSITION     SERVED      MEMBER*          HELD
-------------------------------------------------------------------------------

Jimmy D. Gambill (56)      Senior Vice   Since      Not              None
500 East Broward Blvd.     President     2002       Applicable
Suite 2100                 and Chief
Fort Lauderdale,           Executive
FL 33394-3091              Officer
                           -Finance and
                           Administration



PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

David P. Goss (56)         Vice          Since     Not                None
One Franklin Parkway       President     2000      Applicable
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------

Barbara J. Green (56)      Vice         Since      Not                None
One Franklin               President    2000       Applicable
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------

Diomedes Loo-Tam (65)      Treasurer    Since     Not                 None
One Franklin               and Chief    March     Applicable
Parkway                    Financial    2004
San Mateo,                 Officer
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; and Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000); and Senior Vice President, Franklin Templeton Services, LLC. (1997-2000).
------------------------------------------------------------------------------

Michael O. Magdol (66)     Vice         Since     Not           Director, FTI
600 Fifth Avenue           President -  2002      Applicable    Banque, Arch
Rockefeller Center         AML                                  Chemicals, Inc.
New York, NY               Compliance                           and Lingnan
10020-2302                                                      Foundation.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------

Murray L. Simpson (66)     Vice         Since     Not                 None
One Franklin Parkway       President    2000      Applicable
San Mateo,                 and
CA 94403-1906              Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.


**William J. Lippman is considered to be an interested person of the Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered to be an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Resources. David J. Winters is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC.

Mutual Series pays noninterested board members $45,000 per year plus a maximum of $2,000 per board or committee meeting attended and a retainer of $10,000 per year for the lead noninterested board member. The chairman of the Audit Committee is paid a retainer of $9,000 and each Audit Committee member is paid a retainer of $4,000. In 1993, the board approved a retirement plan that generally provides payments to directors who have served seven years and retire at age 70. At the time of retirement, board members are entitled to annual payments equal to one-half of the retainer in effect at the time of retirement. The plan does not cover board members whose terms of office began in 1996 or later. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members by Mutual Series and by Franklin Templeton Investments.

                                                          NUMBER OF
                                                          BOARDS IN
                                       TOTAL FEES         FRANKLIN
                        TOTAL FEES     RECEIVED FROM      TEMPLETON
                        RECEIVED       FRANKLIN           INVESTMENTS ON
                        FROM MUTUAL    TEMPLETON          WHICH EACH
NAME                    SERIES/1 ($)   INVESTMENTS/2 ($)  SERVES/3
------------------------------------------------------------------------
Edward I. Altman            84,125          84,125             2
Anne Torre Grant            86,125          86,125             2
Burton J. Greenwald         60,125         117,210             4
Andrew H. Hines, Jr./4      60,125         202,225             0
Bruce A. MacPherson         62,125          62,125             2
Fred R. Millsaps            62,125         204,225            17
Charles Rubens II           64,125         107,950             4
Leonard Rubin               62,125         109,210             4
Robert E. Wade             103,125         111,625             2

1. For the fiscal year ended December 31, 2003.
2. For the calendar year ended December 31, 2003.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
4. Retired December 31, 2003.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

The following tables provide the dollar range of equity securities beneficially owned by the board members of Mutual Series on December 31, 2003.

INDEPENDENT BOARD MEMBERS
-------------------------
                                                    AGGREGATE DOLLAR
                                                    RANGE OF EQUITY
                                                    SECURITIES IN ALL
                                                    FUNDS OVERSEEN BY
                                                    THE BOARD MEMBER IN
                                                    THE FRANKLIN
                        DOLLAR RANGE OF EQUITY      TEMPLETON FUND
NAME OF BOARD MEMBER    SECURITIES IN THE FUNDS     COMPLEX
----------------------------------------------------------------------
Edward I. Altman                Beacon              Over $100,000
                                $50,001- $100,000

                                Discovery
                                Over $100,000

                                Qualified
                                $10,001 - $50,000

                                Mutual Shares
                                Over $100,000
----------------------------------------------------------------------

Ann Torre Grant                European              $1 - $10,000
                               $1 - $10,000
----------------------------------------------------------------------

Burton J. Greenwald            Discovery             Over $100,000
                               Over $100,000

                               Mutual Shares
                               Over $100,000
----------------------------------------------------------------------

Bruce A. MacPherson               None               Over $100,000
----------------------------------------------------------------------

Fred R. Millsaps               Mutual Shares         Over $100,000
                               Over $100,000

                               Financial Services
                               Over $100,000
----------------------------------------------------------------------

Charles Rubens II               Beacon               Over $100,000
                                Over $100,000

                                Discovery
                                Over $100,000

                                European
                                Over $100,000

                                Qualified
                                Over $100,000

                                Mutual Shares
                                Over $100,000

                                Financial Services
                                Over $100,000
----------------------------------------------------------------------

Leonard Rubin                   Beacon               Over $100,000
                                $10,001 - $50,000

                                Discovery
                                $10,001 - $50,000

                                European
                                $50,001 - $100,000

                                Financial Services
                                Over $100,000
----------------------------------------------------------------------

Robert E. Wade                  Beacon              Over $100,000
                                Over $100,000

                                Discovery
                                Over $100,000

                                European
                                Over $100,000

                                Mutual Shares
                                Over $100,000

                                Financial Services
                                $50,001 - $100,000
----------------------------------------------------------------------


INTERESTED BOARD MEMBERS
------------------------
                                                    AGGREGATE DOLLAR
                                                    RANGE OF EQUITY
                                                    SECURITIES IN ALL
                                                    FUNDS OVERSEEN BY
                                                    THE BOARD MEMBER IN
                                                    THE FRANKLIN
                        DOLLAR RANGE OF EQUITY      TEMPLETON FUND
NAME OF BOARD MEMBER    SECURITIES IN THE FUNDS     COMPLEX
----------------------------------------------------------------------

William J. Lippman              Beacon              Over $100,000
                                $10,001 - $50,000
----------------------------------------------------------------------
Anne M. Tatlock                  None                    None
----------------------------------------------------------------------
David J. Winters                Beacon              Over $100,000
                                Over $100,000

                                Discovery
                                Over $100,000

                                European
                                Over $100,000

                                Qualified
                                Over $100,000

                                Mutual Shares
                                Over $100,000

                                Financial Services
                                Over $100,000
----------------------------------------------------------------------

BOARD COMMITTEES The board maintains three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Directors Compensation and Performance Committee. The Audit Committee is responsible, among other things, for the selection and compensation of Mutual Series' independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to Mutual Series financial reports and internal accounting. The Audit Committee is composed of Edward I. Altman, Ann Torre Grant and Robert E. Wade. The Nominating and Corporate Governance Committee is responsible for nominating candidates for noninterested board member positions and for consideration of matters relating to corporate governance. It is composed of Burton J. Greenwald, Bruce A. MacPherson, Fred R. Millsaps, Leonard Rubin and Robert E. Wade. The Directors Compensation and Performance Committee is generally responsible for recommending compensation and meeting fees for noninterested directors, for evaluating their board performance and for administering the provisions of Mutual Series' retirement plan which was terminated for new directors in November 1996 but remains applicable to directors elected prior thereto, subject to the vesting provisions of the plan. The Directors Compensation and Performance Committee is composed of Edward I. Altman, Ann Torre Grant, Charles Rubens II and Robert E. Wade.

When vacancies arise or elections are held, the Nominating and Corporate Governance Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of Mutual Series' address at:


51 John F. Kennedy Parkway
Short Hills, NJ 07078-2702


The Nominating and Corporate Governance Committee is currently working on amending its procedures regarding the evaluation of nominees including the process for submitting recommendations to the Committee. During the fiscal year ended December 31, 2003, the Audit Committee met eight times; the Nominating and Corporate Governance Committee met two times; the Directors Compensation and Evaluation Committee met five times.

PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------


The board of directors of Mutual Series on behalf of each Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager "Franklin Mutual Advisers, LLC" in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of each Fund and its shareholders. As a matter of policy, the officers, directors and employees of the Funds, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Funds and their shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Funds' board of directors; defer to the voting recommendation of the Funds' board of directors, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Funds and their shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as they align their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Funds or their shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Funds and their shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at www.franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records will also be made available on-line at www.franklintempleton.com and posted on the SEC website at www.sec.gov no later than August 31, 2004 and will reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Funds' manager is Franklin Mutual Advisers, LLC (Franklin Mutual). The manager is an indirect, wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Funds to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Funds. Similarly, with respect to the Funds, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may (and in the case of Financial Services are likely to) limit or restrict the Funds' ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Funds to acquire or hold that security.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Funds or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).


During the past fiscal year, the board, including a majority of noninterested or independent directors, approved renewal of each Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for board and independent directors, separate consideration and for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on each Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, Rule 12b-1 plans, and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with each Fund's investment policies and restrictions and current regulatory initiatives. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing each Fund's investment performance and expenses with those of other mutual funds deemed comparable to each Fund as selected by the independent third party analyst as well as information relating to the manager's profitability on a Fund by Fund basis. The board made separate inquiries of management concerning the comparable peer groups.

In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent directors, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the Beacon Fund was considered in reference to a peer group of multi cap value funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to multi cap value funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level charged the Beacon Fund in relation to those within the relevant peer group of multi cap value funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o PERFORMANCE. Performance of the Financial Services Fund was considered in reference to a peer group of financial services funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to financial services funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level charged the Financial Services Fund in relation to those within the relevant peer group of financial services funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o PERFORMANCE. Performance of the Qualified Fund was considered in reference to a peer group of multi cap value funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to multi cap value funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level charged the Qualified Fund in relation to those within the relevant peer group of multi cap value funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o PERFORMANCE. Performance of the Mutual Shares Fund was considered in reference to a peer group of multi cap value funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to multi cap value funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level charged the Mutual Shares Fund in relation to those within the relevant peer group of multi cap value funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o PERFORMANCE. Performance of the Discovery Fund was considered in reference to the performance universe of retail and institutional global small cap funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with such funds, in comparison to those particular indices relevant to such funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level charged the Discovery Fund in relation to those within the relevant peer group of global small cap funds and global funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o PERFORMANCE. Performance of the European Fund was considered in reference to a peer group of European region funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to European region funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level charged the European Fund in relation to those within the relevant peer group of European region funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Funds under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the directors, most of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

o MANAGER'S PROFITABILITY. The directors considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Funds. In doing so, the directors considered materials and reports prepared annually by the manager and PricewaterhouseCoopers LLP that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Funds. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Funds' independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The directors also considered the manager's profitability in comparison with available industry data.


MANAGEMENT FEES Each Fund pays the manager a fee equal to an annual rate of 0.60% of the average daily net assets of Mutual Shares, Qualified and Beacon, and 0.80% of the average daily net assets of Discovery, European and Financial Services.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Funds' shares pays its proportionate share of the fee.

For the last three fiscal years ended December 31, the Funds paid the following management fees:


                             MANAGEMENT FEES PAID ($)
                       --------------------------------------
                          2003         2002         2001
-------------------------------------------------------------
Beacon/1                26,322,085   26,367,855   27,274,805
Financial Services/2     3,847,081    3,381,960    2,856,705
Qualified/3             20,928,791   21,223,981   22,652,261
Mutual Shares/4         48,387,143   45,952,701   47,284,733
Discovery               28,877,575   27,575,859   28,140,987
European                 7,356,524    6,996,414    7,410,138

1. For the fiscal years ended December 31, 2003, 2002 and 2001, management fees before any advance waiver, totaled $26,322,085, $26,717,810 and $27,431,189, respectively. Under an agreement by the manager to limit its fees or reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Beacon Fund paid the management fees shown.
2. For the fiscal years ended December 31, 2003, 2002 and 2001, management fees before any advance waiver, totaled $3,857,362, $3,413,279 and $2,869,616, respectively. Under an agreement by the manager to limit its fees or reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Financial Services Fund paid the management fees shown.
3. For the fiscal years ended December 31, 2003, 2002 and 2001, management fees before any advance waiver, totaled $20,962,236, $21,504,569 and $22,774,235, respectively. Under an agreement by the manager to limit its fees or reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Qualified Fund paid the management fees shown.
4. For the fiscal years ended December 31, 2003, 2002 and 2001, management fees before any advance waiver, totaled $48,591,114, $46,812,184 and $47,602,686, respectively. Under an agreement by the manager to limit its fees or reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Mutual Shares Fund paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with each Fund to provide certain administrative services and facilities for the Funds. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' manager and principal underwriter.


The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The Funds pay FT Services a monthly fee equal to an annual rate of:

o  0.15% of each Fund's average daily net assets up to $200 million;

o  0.135% of average daily net assets over $200 million up to $700 million;

o  0.10% of average daily net assets over $700 million up to $1.2 billion; and

o  0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended December 31, the Funds paid FT Services the following administration fees:


                           ADMINISTRATION FEES PAID ($)
                       ---------------------------------------------
                            2003           2002           2001
--------------------------------------------------------------------
Beacon                      3,420,924      3,459,725      3,554,601
Financial Services            375,837        331,483        278,922
Qualified                   2,723,331      2,784,658      2,951,406
Mutual Shares               6,312,670      6,061,808      6,169,003
Discovery                   2,813,647      2,678,121      2,735,208
European                      716,785        679,479        720,259


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at 100 Fountain Parkway, St. Petersburg, FL 33716-1205. Please send all correspondence to Investor Services at P.O. Box 33030, St. Petersburg, FL 33733-8030.

Investor Services receives a fee for servicing Fund shareholder accounts. The Funds also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Funds.


The Funds may also pay servicing fees to certain financial institutions that (i) maintain omnibus accounts with the Funds in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an employer sponsored retirement plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Funds, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Funds for services provided in support of Beneficial Owners and NSCC networking system accounts.


CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Funds' securities and other assets.


AUDITOR Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, is Mutual Series' independent auditor. The auditor gives an opinion on the financial statements included in Mutual Series' Annual Report to Shareholders and reviews Mutual Series' registration statement filed with the SEC.


PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.


When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on an agency rather than principal basis with a principal market maker unless the manager believes that trading on a principal basis will provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.


The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.


Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of a Fund, any portfolio securities tendered by the Funds will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended December 31, the Funds paid the following brokerage commissions:

                          BROKERAGE COMMISSIONS PAID ($)
                       -------------------------------------------
                           2003          2002           2001
------------------------------------------------------------------
Beacon/1                   4,479,003     6,209,980      6,556,065
Financial Services           498,804       389,764        751,670
Qualified                  3,217,369     4,497,203      5,275,375
Mutual Shares              8,043,799     8,409,265     10,476,916
Discovery/2                3,838,642     4,053,069      6,033,757
European/3                 1,155,075       957,005      1,815,800

1. For the fiscal year ended December 31, 2003, there was a decrease in reported brokerage commissions for the Beacon Fund, as compared to the previous two fiscal years. This was primarily due to a modest decrease in trading activity.
2. For the fiscal years ended December 31, 2003 and December 31, 2002, as compared with the fiscal year ended December 31, 2001, there was a decrease in reported brokerage commissions for the Discovery Fund. This was primarily due to a decrease in trading activity.
3. For the fiscal year ended December 31, 2003, there was an increase in reported brokerage commissions for the European Fund, as compared to the previous fiscal year. This was primarily due to a modest increase in trading activity, and also shareholder subscriptions. For the fiscal year ended December 31, 2002, there was a decrease in reported brokerage commissions for the European Fund, as compared to the previous fiscal year ended December 31, 2001. This was primarily due to a decrease in trading activity.

For the fiscal year ended December 31, 2003, the Funds paid the following to brokers who provided research services:

                                       AGGREGATE
                                       PORTFOLIO
                        COMMISSIONS  TRANSACTIONS
                            ($)           ($)
---------------------------------------------------
Beacon                       814,838   394,628,651
Financial Services            51,716    31,098,045
Qualified                    580,104   305,450,513
Mutual Shares              1,846,368   949,573,188
Discovery                    835,922   444,377,403
European                     346,502   178,023,415

As of December 31, 2003, the Beacon Fund owned securities issued by Bear Stearns valued in the aggregate at $17,821,000. Except as noted, the Funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

Because the Funds may, from time to time, invest in broker-dealers, it is possible that a Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Funds place portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Funds. To the extent the Funds place brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Funds, the Funds will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Funds to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.


DISTRIBUTIONS AND TAXES

MULTICLASS DISTRIBUTIONS Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.


DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

DIVIDEND INCOME. Under the 2003 Tax Act, dividends earned on the following income sources will be subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets):
o     dividends paid by DOMESTIC corporations, and
o     dividends paid by qualified FOREIGN corporations, including:

      - corporations incorporated in a possession of the U.S.,

      - corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury
        Department determines is satisfactory (including an exchange of information program), and

      - corporations whose stock is readily tradable on an established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by a Fund on debt securities generally will not qualify for this favorable tax treatment.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.


DISTRIBUTIONS OF CAPITAL GAINS

CAPITAL GAIN DISTRIBUTIONS. A Fund may realize capital gains and losses on the sale of its portfolio securities.


Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

SUNSETTING OF PROVISIONS. The special provisions of the 2003 Tax Act dealing with reduced rates of taxation for qualified dividends and net long-term capital gains are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of DIVIDENDS (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INVESTMENTS IN FOREIGN SECURITIES The next five paragraphs describe tax considerations that are applicable to a Fund's investments in foreign securities. These considerations apply to the Mutual Series Funds as noted below.


EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.


PASS-THROUGH OF FOREIGN TAX CREDITS. The DISCOVERY FUND and the EUROPEAN FUND may each invest more than 50% of their total assets at the end of a fiscal year in foreign securities. If this condition is met, each Fund may separately elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). Each Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

You should be aware that under the provisions of the 2003 Tax Act, your use of foreign dividends, designated by a Fund as dividends from qualifying foreign corporations and subject to reduced rates of taxation on dividend income, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.


EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.


PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:
o  98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.


SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.


DEFERRAL OF BASIS. (FOR THE MUTUAL SHARES AND DISCOVERY FUNDS, THIS PARAGRAPH APPLIES TO CLASS A, B & C ONLY.) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:


IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o  You reinvest the sales proceeds in the Fund or in another Franklin
   Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


BACKUP WITHHOLDING By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:
o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for reduced rate of taxation, as detailed in the section above labeled "DIVIDEND INCOME." The amount of each Fund's ordinary dividend distribution that is eligible for this favored tax treatment will be reported by the Fund in its year-end tax notices to shareholders.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations.
o DISCOVERY AND EUROPEAN FUNDS. Because the income of each of these Funds is primarily derived from investments in foreign rather than domestic securities, generally none or only a small percentage of each Fund's income dividends will be eligible for the corporate dividends-received deduction.

o BEACON, FINANCIAL SERVICES, QUALIFIED AND MUTUAL SHARES Funds. Because more of the income of each of these Funds is generally derived from investments in domestic securities, it is anticipated that a larger portion of the income dividends paid by these Funds will be eligible for the corporate dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.


INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:


DERIVATIVES. Each Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

SHORT SALES AND SECURITIES LENDING TRANSACTIONS. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.


TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.


SYNTHETIC INVESTMENTS. Each Fund is permitted to invest in foreign currency exchange contracts, swaps and combined transactions involving multiple options, futures or currency transactions, or any combination of these investment vehicles. An overall investment of these types may be comprised of various equity and/or debt securities and derivative instruments, the combined effect of which is to achieve a desired income stream and/or amalgam of equity rights. For tax purposes, each security forming part of a synthetic investment may be analyzed separately, and the tax consequences of such an investment for a Fund could differ from those of an investment in traditional securities.

SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. Additionally, each Fund may invest in distressed debt securities that are in default and have suspended their payment of coupon interest. Under current IRS guidelines, each Fund may be required to continue to accrue income on these securities. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make distributions of accrued income that it has not yet received.


EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------

Each Fund is a diversified series of Mutual Series, an open-end management investment company, commonly called a mutual fund. Mutual Series was organized as a Maryland corporation on November 12, 1987, and is registered with the SEC.


Mutual Qualified, Mutual Beacon, Mutual European and Mutual Financial Services Funds currently offer four classes of shares, Class A, Class B, Class C and Class Z. Mutual Shares and Mutual Discovery Funds currently offer five classes of shares, Class A, Class B, Class C, Class R and Class Z. The Funds may offer additional classes of shares in the future. The full title of each class is:


Mutual Qualified Fund - Class A
Mutual Qualified Fund - Class B
Mutual Qualified Fund - Class C
Mutual Qualified Fund - Class Z

Mutual Beacon Fund - Class A
Mutual Beacon Fund - Class B
Mutual Beacon Fund - Class C
Mutual Beacon Fund - Class Z

Mutual European Fund - Class A
Mutual European Fund - Class B
Mutual European Fund - Class C
Mutual European Fund - Class Z

Mutual Financial Services Fund - Class A
Mutual Financial Services Fund - Class B
Mutual Financial Services Fund - Class C
Mutual Financial Services Fund - Class Z

Mutual Discovery Fund - Class A
Mutual Discovery Fund - Class B
Mutual Discovery Fund - Class C
Mutual Discovery Fund - Class R
Mutual Discovery Fund - Class Z

Mutual Shares Fund - Class A
Mutual Shares Fund - Class B
Mutual Shares Fund - Class C
Mutual Shares Fund - Class R
Mutual Shares Fund - Class Z


Shares of each class represent proportionate interests in each Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of Mutual Series for matters that affect Mutual Series as a whole. Additional series may be offered in the future.


Mutual Series has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

Mutual Series does not intend to hold annual shareholder meetings. Mutual Series or a series of Mutual Series may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of April 1, 2004, the principal shareholders of the Funds, beneficial or of record, were:

                                      SHARE     PERCENTAGE
NAME AND ADDRESS                      CLASS        %
------------------------------------------------------------
BEACON
The Manufacturers Life Ins. Co. USA      A        21.43
250 Bloor St. E. 7E Floor
Toronto Ontario
Canada M4W 1E5

FINANCIAL SECURITIES
The Northern Trust Company as            A         5.51
Trustee FBO A G Edwards Retirement
and Profit Sharing Plan - DV
P.O. Box 92994
Chicago, IL  60675-2994

QUALIFIED
Transamerica Life Insurance &            A         5.81
Annuity Co.
1150 S. Olive St. Ste. T-10-05
Los Angeles, CA  90015

MUTUAL SHARES
AUSA Life Insurance Company Inc.         R         5.88
P.O. Box 30368
Los Angeles, CA  90030-0368

Transamerica Life Insurance &            R         6.13
Annuity Co.
1150 S. Olive St. Ste. T-10-05
Los Angeles, CA  90015

Franklin Templeton Founding Funds        Z         5.57
Allocation Fund
Franklin Templeton Fund Allocator
Series
500 E. Broward Blvd. 13th Fl.
Fort Lauderdale, FL  33394-3091

DISCOVERY
NFSC FEBO                                A         5.48
FIIOC as Agent for Qualified
Employee Benefit Plans 401(k)
FINOPS-IC Funds
100 Magellan Way KW1C
Covington, KY 41015

The Manufacturers Life Ins. Co. USA      A        10.78
250 Bloor St. E. 7E Floor
Toronto Ontario
Canada M4W 1E5

ING Insurance & Annuity Co.              R         6.55
Separate Account F
151 Farmington Ave.
Hartford, CT  06156-0001

Franklin Templeton Bank & Trust TTEE     R         5.24
for Defined Contributions Svcs.
Truly Nolan of America Inc.
PS and Savings Pln.
P.O. Box 2438
Rancho Cordova, CA  95741-2438

EUROPEAN
Charles Schwab & Co. Inc.                A        10.04
FBO SPS Advantage
101 Montgomery St.
San Francisco, CA  94104-4122



From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of April 1, 2004, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------


The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.


For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Funds should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.


INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A. There is no initial sales charge for Class B, Class C and Class R.


The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.


CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the original cost or the current offering price, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse or legal equivalent under state law, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in Franklin Templeton funds to determine the sales charge that applies.


LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.


After you file your LOI with a Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.


Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period , except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Funds, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased a Fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:


o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in a Fund's Class A shares.


o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in Franklin Templeton funds.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.


o Any state or local government or any instrumentality, department, authority or agency thereof that has determined a Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in a Fund is permissible and suitable for you and the effect, if any, of payments by a Fund on arbitrage rebate calculations.


o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer


o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments and members of law firms that provide legal counsel to the funds, and their family members, consistent with our then-current policies


o  Any investor who is currently a Class Z shareholder of Franklin Mutual
   Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code of 1986, as amended

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below


Class C shares may be purchased without limit or CDSC by the Franklin Templeton Charitable Giving Fund.

RETIREMENT PLANS. Effective January 1, 2003, (i) individual retirement accounts with investments of $1 million or more, (ii) Employer Sponsored Retirement Plans with assets of $1 million or more, or (iii) investors who open a Franklin Templeton IRA Rollover with less than $1 million from a retirement plan that offered Franklin Templeton funds (except Class C shares) other than a current or former Franklin Templeton employee or as the result of a spousal rollover or a QDRO, are eligible to purchase Class A shares without an initial sales charge.

The following investors are eligible to buy Class R shares: (i) Employer Sponsored Retirement Plans, (ii) any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, and
(iii) investors who open a Franklin Templeton IRA Rollover.


A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.


Retirement plans that are not Qualified Retirement Plans, SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue
Code) must meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by a Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.


SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Funds' Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                                   3.0
$30,000 but less than $50,000                   2.5
$50,000 but less than $100,000                  2.0
$100,000 but less than $200,000                 1.5
$200,000 but less than $400,000                 1.0
$400,000 or more                                 0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.


Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares without an initial sales charge by DCS Plans and retirement plans for which an affiliate of Distributors serves as trustee or custodian. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest any amount in Class C or Class R shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A or R shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. For Employer Sponsored Retirement Plans, the CDSC would be applied at the plan level based on the plan's initial investment. A CDSC will not apply to Class A shares purchased by an Employer Sponsored Retirement Plan that is not a DCS Plan and has not contracted with an affiliate of Distributors for plan trustee services.


For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B        THIS % IS DEDUCTED
SHARES WITHIN THIS MANY YEARS   FROM YOUR PROCEEDS
AFTER BUYING THEM               AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of shares by investors if the securities dealer of record at the time of purchase waived its commission in connection with the purchase or if Distributors did not pay a prepaid commission


o Redemptions by a Fund when an account falls below the minimum required account size


o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by a DCS Plan or an Employer Sponsored Retirement Plan that has contracted with an affiliate of Distributors for plan trustee services (not applicable to Class B)

o  Participant initiated distributions from an Employer Sponsored
   Retirement Plan or participant initiated exchanges among investment choices offered by an Employer Sponsored Retirement Plan (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code of 1986, as amended.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND In the case of redemption requests, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Funds permit the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders ("Fund/SERV"), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Funds, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, a Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should a Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

A Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.


PRICING SHARES
-------------------------------------------------------------------

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share (NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus
0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.


When you sell shares, you receive the NAV minus any applicable CDSC.


The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Funds calculate the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, each Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager.

Each Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.


Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which each Fund's NAV is not calculated. Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.


Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Funds may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Funds' shares. Distributors is located at One Franklin Parkway,
San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended December 31:


                                                           AMOUNT
                                                        RECEIVED IN
                                                         CONNECTION
                                                           WITH
                              TOTAL         AMOUNT      REDEMPTIONS
                           COMMISSIONS    RETAINED BY       AND
                             RECEIVED     DISTRIBUTORS  REPURCHASES
                               ($)            ($)           ($)
--------------------------------------------------------------------
2003
Beacon                     2,632,079         344,120       82,682
Financial Services         1,015,318         883,758       50,080
Qualified                  1,199,286         173,888       36,813
Mutual Shares             13,618,629       1,837,466      198,610
Discovery                  3,552,725         461,074       65,389
European                   1,098,085         147,645       41,418

2002
Beacon                     3,394,982       2,967,194      102,249
Financial Services         1,159,572       1,006,050       45,441
Qualified                  1,740,115       1,501,701       55,931
Mutual Shares              8,863,062       1,317,018      206,696
Discovery                  3,095,529       2,710,294       79,397
European                   1,440,428       1,066,473       44,226

2001
Beacon                     3,120,445         386,940       83,027
Financial Services           800,446         115,078       21,382
Qualified                  1,515,865         206,291       50,362
Mutual Shares              6,945,187         888,359       85,261
Discovery                  2,700,223         453,234       79,607
European                     912,488         162,849      141,220


Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Funds and their shareholders. The plans are expected to, among other things, increase advertising of the Funds, encourage sales of the Funds and service to their shareholders, and increase or maintain assets of the Funds so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Funds pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Funds, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

Beginning at the time of purchase, Distributors may pay the full 12b-1 fee to qualified financial advisor firms for shares purchased by the Franklin Templeton Charitable Giving Fund.

THE CLASS A PLAN. The Funds may pay up to 0.35% per year of Class A's average daily net assets. Of this amount, the funds may pay up to 0.35% to Distributors or others, out of which Distributors generally will retain 0.10% for distribution expenses.

The Class A plan is a reimbursement plan. It allows the Funds to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Funds will not reimburse more than the maximum amount allowed under the plan.


For the fiscal year ended December 31, 2003, the amounts paid by the Funds pursuant to the plan were:

                                              FINANCIAL    MUTUAL
                                    BEACON    SERVICES     SHARES
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                           598,998     76,198    990,944
Printing and mailing
 prospectuses other than               12,002      4,933     29,252
 to current shareholders
Payments to underwriters               62,829     30,729    165,209
Payments to broker-dealers          2,593,824    524,280  4,391,262
Other                                 249,900     70,715    431,022
                                  ----------------------------------
Total                               3,517,553    706,855  6,007,689
                                  ==================================

                                   QUALIFIED  DISCOVERY  EUROPEAN
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                           349,461    592,274    172,204
Printing and mailing
 prospectuses other than                 8,591     35,172     4,342
 to current shareholders
Payments to underwriters               28,449     96,144     58,270
Payments to broker-dealers          1,237,490  2,577,287    789,829
Other                                  88,893    265,024    112,055
                                  ----------------------------------
Total                               1,712,884  3,565,901  1,136,700
                                  ==================================


THE CLASS B, C AND R PLANS. The Funds pay Distributors up to 1% per year of Class B and C's average daily net assets, out of which 0.25% may be used for services to the shareholders (service fees). For Class R shares, the Funds pay Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B, C and R plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Funds will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended December 31, 2003, were:

                                                 FINANCIAL    MUTUAL
                                       BEACON    SERVICES     SHARES
                                       ($)       ($)          ($)
--------------------------------------------------------------------
Advertising                            62,530      6,603    100,743
Printing and mailing
 prospectuses other than                1,082        361      2,731
 to current shareholders
Payments to underwriters               13,064      2,780     32,001
Payments to broker-dealers          1,022,302    221,587  2,667,497
Other                                  27,490      5,246     56,631
                                  ----------------------------------
Total                               1,126,468    236,577  2,859,603
                                  ==================================

                                   QUALIFIED  DISCOVERY   EUROPEAN
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                            37,550     35,218     11,995
Printing and mailing
 prospectuses other than                  866      1,954        355
 to current shareholders
Payments to underwriters                4,375      8,651      2,972
Payments to broker-dealers            344,126    700,268    255,549
Other                                   9,931     16,573      7,222
                                  ----------------------------------
Total                                 396,848    762,664    278,093
                                  ==================================

Under the Class C plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended December 31, 2003, were:

                                              FINANCIAL  MUTUAL
                                    BEACON     SERVICES    SHARES
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                           177,286     28,615    337,885
Printing and mailing
 prospectuses other than                3,353      1,768      9,570
 to current shareholders
Payments to underwriters               18,390      6,764     57,973
Payments to broker-dealers          4,401,641  1,062,585  8,944,018
Other                                  57,524     17,409    132,410
                                  ----------------------------------
Total                               4,658,194  1,117,141  9,481,856
                                  ==================================

                                   QUALIFIED  DISCOVERY  EUROPEAN
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                           124,812    220,223     46,553
Printing and mailing
 prospectuses other than                3,112     12,739      1,387
 to current shareholders
Payments to underwriters                6,927     22,266      8,203
Payments to broker-dealers          2,191,432  5,250,693  1,214,637
Other                                  25,012     67,428     21,829
                                  ----------------------------------
Total                               2,351,295  5,573,349  1,292,609
                                  ==================================

Under the Class R plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended December 31, 2003, were:

                                    MUTUAL
                                    SHARES    DISCOVERY
                                      ($)        ($)
---------------------------------------------------------
Advertising                             9,989      3,533
Printing and mailing
 prospectuses other than                  205        185
 to current shareholders
Payments to underwriters                5,124      2,115
Payments to broker-dealers             87,863     36,486
Other                                   8,697      3,393
                                  -----------------------
Total                                 118,878     45,712
                                  =======================


THE CLASS A, B, C AND R PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Funds, the manager or Distributors or other parties on behalf of the Funds, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------


Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Fund shares quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


Effective January 1, 2002, Mutual Shares Fund and Mutual Discovery Fund began offering Class R shares to certain eligible investors as described in the prospectus. This share class does not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class Z performance, excluding the effect of Class R's Rule 12b-1 fee and the 1% contingent deferred sales charge, as applicable; and (b) for periods after January 1, 2002, Class R's standardized performance quotations are calculated as described below.

For each Fund except Financial Services - Before November 1, 1996, only a single class of Fund shares was offered without a sales charge and Rule 12b-1 expenses. Each Fund began offering Class A and Class C shares on November 1, 1996, and Class B shares on January 1, 1999. Returns shown are a restatement of the original class to include both the Rule 12b-1 fees and the current sales charges applicable to each share class as though in effect from the Fund's inception.

For Financial Services - This Fund has offered Class A and Class C shares since its inception. It began offering Class B shares on January 1, 1999. Class B performance reflects a restatement of the original class to include the Rule 12b-1 fees applicable to Class B as though in effect from the Fund's inception.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


When considering the average annual total return before taxes quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns before taxes for the indicated periods ended December 31, 2003, were:

                         1 YEAR (%)    5 YEARS (%)  10 YEARS (%)
------------------------------------------------------------------
CLASS A
 Beacon                    21.54           8.59         11.64
 Financial Services/1      22.35          13.36          N/A
 Mutual Shares             18.95           7.78         11.44
 Qualified                 22.50           8.19         11.47
 Discovery                 23.59           9.89         12.17
 European/2                24.75          12.65          N/A

                         1 YEAR (%)    5 YEARS (%)  10 YEARS (%)
------------------------------------------------------------------
CLASS B
 Beacon                    24.22           8.86         11.73
 Financial Services/1      24.88          13.73          N/A
 Mutual Shares             21.41           8.06         11.55
 Qualified                 25.22           8.50         11.59
 Discovery                 26.22          10.20         12.28
 European/2                27.45          13.02          N/A

                         1 YEAR (%)    5 YEARS (%)  10 YEARS (%)
------------------------------------------------------------------
CLASS C
 Beacon                    26.01           8.98         11.47
 Financial Services/1      26.60          13.74          N/A
 Mutual Shares             23.11           8.13         11.25
 Qualified                 26.88           8.56         11.29
 Discovery                 28.02          10.26         12.00
 European/2                29.19          13.09          N/A

------------------------------------------------------------------
                         1 YEAR (%)    5 YEARS (%)  10 YEARS (%)
------------------------------------------------------------------
CLASS R
 Mutual Shares             25.02          8.91          11.82
 Discovery                 29.87          11.03         12.61

1. Financial Services commenced operations on August 19, 1997. The average annual total return before taxes from inception was 15.32% for Class A, 15.69% for Class B and 15.47% for Class C.
2. European commenced operations on July 3, 1996. The average annual total return before taxes from inception was 13.88% for Class A, 14.11% for Class B and 13.98% for Class C.


The following SEC formula was used to calculate these figures:
                                        n
                                  P(1+T) = ERV

where:

P    =  a hypothetical initial payment of $1,000
T    =  average annual total return
n    =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended December 31, 2003, were:

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS A
 Beacon                  21.13          6.46         8.92
 Financial Services/1    21.80         11.81          N/A
 Mutual Shares           18.53          5.74         8.61
 Qualified               22.04          6.21         8.76
 Discovery               23.13          7.81         9.63
 European/2              24.39         10.10          N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS B
 Beacon                  23.92          6.81         9.09
 Financial Services/1    24.38         12.28          N/A
 Mutual Shares           21.09          6.10         8.79
 Qualified               24.87          6.62         8.95
 Discovery               25.86          8.22         9.79
 European/2              27.19         10.54          N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS C
 Beacon                  25.72          7.07         8.92
 Financial Services/1    26.13         12.43          N/A
 Mutual Shares           22.82          6.31         8.59
 Qualified               26.55          6.81         8.75
 Discovery               27.69          8.41         9.63
 European/2              28.95         10.77          N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS R
 Mutual Shares           24.59          6.75         8.95
 Discovery               29.39          8.79         9.98

1. Financial Services commenced operations on August 19, 1997. The average annual total return after taxes on distributions from inception was 13.89% for Class A, 14.39% for Class B and 14.27% for Class C.
2. European commenced operations on July 3, 1996. The average annual total return after taxes on distributions from inception was 11.35% for Class A, 11.64% for Class B and 11.67% for Class C.


The following SEC formula was used to calculate these figures:
                                       n
                                 P(1+T) = ATV
                                             D
where:

P    =  a hypothetical initial payment of $1,000

T    =  average annual total return (after taxes on
        distributions)

n    =  number of years


ATV  =  ending value of a hypothetical $1,000 payment made at the
   D beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended December 31, 2003, were:

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS A
 Beacon                  14.16          6.32         8.65
 Financial Services/1    15.24         10.79          N/A
 Mutual Shares           12.43          5.65         8.39
 Qualified               14.80          6.09         8.53
 Discovery               15.66          7.44         9.22
 European/2              16.71          9.52          N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS B
 Beacon                  15.83          6.63         8.80
 Financial Services/1    16.81         11.19          N/A
 Mutual Shares           13.97          5.97         8.55
 Qualified               16.50          6.45         8.69
 Discovery               17.32          7.80         9.36
 European/2              18.42          9.91          N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS C
 Beacon                  16.98          6.82         8.62
 Financial Services/1    17.90         11.30          N/A
 Mutual Shares           15.06          6.12         8.36
 Qualified               17.56          6.59         8.50
 Discovery               18.47          7.94         9.20
 European/2              19.52         10.07          N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS R
 Mutual Shares           16.38          6.58         8.72
 Discovery               19.75          8.34         9.55

1. Financial Services commenced operations on August 19, 1997. The average annual total return after taxes on distributions and sale of fund shares from inception was 12.71% for Class A, 13.15% for Class B and 13.02% for Class C.
2. European commenced operations on July 3, 1996. The average annual total return after taxes on distributions and sale of fund shares from inception was 10.70% for Class A, 10.94% for Class B and 10.96% for Class C.


The following SEC formula was used to calculate these figures:
                                       n
                                 P(1+T) = ATV
                                             DR
where:

P    =     a hypothetical initial payment of $1,000

T    =     average annual total return (after taxes on
           distributions and redemptions)

n    =     number of years


ATV  =     ending value of a hypothetical $1,000 payment made at the
   DR beginning of each period at the end of each period, after taxes on fund distributions and redemption

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended December 31, 2003, were:

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS A
 Beacon                  21.54         51.01        200.78
 Financial Services/1    22.35         87.18          N/A
 Mutual Shares           18.95         45.45        195.36
 Qualified               22.50         48.21        196.22
 Discovery               23.59         60.26        215.37
 European/2              24.75         81.43          N/A

---------------------------------------------------------------
                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS B
 Beacon                  24.22         52.91        203.22
 Financial Services/1    24.88         90.25          N/A
 Mutual Shares           21.41         47.34        198.26
 Qualified               25.22         50.37        199.36
 Discovery               26.22         62.51        218.33
 European/2              27.45         84.42          N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS C
 Beacon                  26.01         53.71        196.11
 Financial Services/1    26.60         90.39          N/A
 Mutual Shares           23.11         47.85        190.36
 Qualified               26.88         50.78        191.36
 Discovery               28.02         62.97        210.53
 European/2              29.19         84.98          N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS R
 Mutual Shares           25.02         53.21        205.66
 Discovery               29.87         68.72        227.99

1. Financial Services commenced operations on August 19, 1997. The cumulative total return from inception was 147.87% for Class A, 152.90% for Class B and 149.90% for Class C.
2. European commenced operations on July 3, 1996. The cumulative total return from inception was 164.95% for Class A, 169.05% for Class B and 166.67% for Class C.


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Funds also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Funds as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.


COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:


o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization-weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.


o Wilshire 5000 Total Market Index - measures the performance of all U.S.-headquartered equity securities with readily available price data. Over 6,500 capitalization weighted security returns are used to adjust the index.

o Lipper Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Thomson Financial - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.


o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.


o  Historical data supplied by the research departments of Credit Suisse
   First Boston, LLC, J.P. Morgan Chase & Co., Citigroup Global Markets, Merrill Lynch, and Lehman Brothers(R).


o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Funds may include a discussion of certain attributes or benefits to be derived from an investment in the Funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.


Advertisements or information also may compare a Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.


MISCELLANEOUS INFORMATION
-------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.


Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $351 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 104 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.




FRANKLIN MUTUAL SERIES FUND INC.

MUTUAL BEACON FUND
MUTUAL FINANCIAL SERVICES FUND
MUTUAL QUALIFIED FUND
MUTUAL SHARES FUND
MUTUAL DISCOVERY FUND
MUTUAL EUROPEAN FUND

CLASS Z


STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2004


[Insert Franklin Templeton Investments logo]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated May 1, 2004, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Franklin Mutual Series Fund Inc.'s (Mutual Series) Annual Report to Shareholders, for the fiscal year ended December 31, 2003, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS


Goals, Strategies and Risks...................................................2

Officers and Directors.......................................................16

Proxy Voting Policies and Procedures.........................................22

Management and Other Services................................................23

Portfolio Transactions.......................................................27

Distributions and Taxes......................................................28

Organization, Voting Rights
 and Principal Holders.......................................................31

Buying and Selling Shares....................................................33

Pricing Shares...............................................................35

The Underwriter..............................................................36

Performance..................................................................36

Miscellaneous Information....................................................40


-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------------------


                                                                  MS SAIZ 05/04


GOALS, STRATEGIES AND RISKS

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, a Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted restrictions as fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

FUNDAMENTAL INVESTMENT POLICIES

Each Fund may not:

1. Purchase or sell commodities, commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the series would not be considered a commodity pool), or oil and gas interests or real estate. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

2. Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the series may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission (SEC) and the securities exchanges on which such securities are traded.


3. Issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the Investment Company Act of 1940, as amended (1940 Act), which is currently 33 1/3% of total assets (including 5% for emergency or other short-term purposes).


4. Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry and except that Financial Services will invest more than 25% of its assets in the financial services industry).

5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to such 5% and 10% limitations.

7. Except as may be described in the Prospectus, engage in short sales, purchase securities on margin or maintain a net short position.

The term Prospectus as referenced in restriction 7 includes the Statement of Additional Information.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS


The Funds may invest in equity securities, debt securities and securities convertible, exchangeable for, or expected to be exchanged into common stock (including convertible preferred and convertible debt securities [convertible securities]). There are no limitations on the percentage of a Fund's assets that may be invested in equity securities, debt securities, or convertible securities. The Funds reserve freedom of action to invest in these securities in such proportions as the manager deems advisable. In addition, the Funds also may invest in restricted debt and equity securities, in foreign securities, and in other investment company securities.

The general investment policy of each Fund is to invest in securities if, in the opinion of the manager, they are available at prices less than their intrinsic value, as determined by the manager after careful analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings. The relationship of a security's "book value to market value" is an analysis of the difference between the price at which a security is trading in the market, as compared to the value of that security based upon an analysis of certain information contained in a company's financial statements. Cash flow analysis considers the inflow and outflow of money into and out of a company. The manager examines each security separately and does not apply these factors according to any predetermined formula. The manager has not established guidelines as to the size of an issuer, its earnings or the industry in which it operates in order for a security to be excluded as unsuitable for purchase by a Fund.

Although Beacon, Qualified, Mutual Shares, Discovery and European have identical basic investment restrictions and Beacon, Financial Services, Qualified, Mutual Shares, and European have identical investment goals, the manager seeks to retain certain historical differences among the Funds.

Although the Funds may invest in securities of companies of any size, Beacon, Qualified, Mutual Shares and Discovery generally have invested in larger and medium size companies with market capitalizations in excess of $1.5 billion. Financial Services and European, on the other hand, tend to invest proportionately more of their assets in smaller size companies than the other Funds. Beacon and Mutual Shares may invest a significant portion (up to 35%) of their assets in foreign securities, Financial Services and Qualified may invest a substantial portion (up to, but less than, 50%) of their assets in foreign securities and Discovery also may invest the most (up to 100%) of its assets in foreign securities.


Generally, Financial Services and European utilize the same investment philosophy as the other Funds, but Financial Services invests primarily in securities of financial services companies and European invests primarily in European securities.

Qualified originally was intended for purchase by pension and profit sharing plans and other non-tax paying entities. Therefore, its portfolio was intended to have greater flexibility due to the reduced concerns about the tax effects on shareholders. The manager expects that the securities it will purchase for Qualified will satisfy this goal, depending on market conditions and any changes in tax law. Currently, however, Qualified operates in the same fashion as Beacon and Shares. Allocation of investments among the Funds depends upon, among other things, the amount of cash in, and relative size of, each Fund's portfolio. In addition, the factors outlined above are not mutually exclusive and a particular security may be owned by more than one Fund.


The Funds may invest in any industry although no Fund will concentrate its investments in any industry except Financial Services. Financial Services concentrates its investments in the financial services industry by investing, under normal market conditions, at least 80% of its net assets in securities of financial services companies.

The Funds may invest in securities that are traded on U.S. or foreign securities exchanges, the National Association of Securities Dealers Automated Quotation System (Nasdaq) national market system or in any domestic or foreign over-the-counter (OTC) market. U.S. or foreign securities exchanges typically represent the primary trading market for U.S. and foreign securities. A securities exchange brings together buyers and sellers of the same securities. The Nasdaq national market system also brings together buyers and sellers of the same securities through an electronic medium which facilitates a sale and purchase of the security. Many companies whose securities are traded on the Nasdaq national market system are smaller than the companies whose securities are traded on a securities exchange. The OTC market refers to all other avenues whereby brokers bring together buyers and sellers of securities. In addition, each Fund may purchase securities through private placements or in other private transactions.


The following is a description of the various types of securities the Funds may buy and techniques they may use.


BORROWING While the Funds are permitted to borrow under certain circumstances, as described under "Fundamental Investment Policies" above, under no circumstances will a Fund make additional investments while any amounts borrowed exceed 5% of the Fund's total assets.

CASH EQUIVALENT INVESTMENTS are investments in certain types of short-term debt securities. A Fund making a cash equivalent investment expects to earn interest at prevailing market rates on the amount invested and there is little, if any, risk of loss of the original amount invested. The Funds' cash equivalent investments are typically made in obligations issued or guaranteed by the U.S. or other governments, their agencies or instrumentalities and high-quality commercial paper issued by banks, corporations or others. Commercial paper consists of short-term debt securities which carry fixed or floating interest rates. A fixed interest rate means that interest is paid on the investment at the same rate for the life of the security. A floating interest rate means that the interest rate varies as interest rates on newly issued securities in the marketplace vary.

CONVERTIBLE SECURITIES are debt securities, or in some cases preferred stock, that have the additional feature of converting into, exchanging or expecting to be exchanged for, common stock of a company after certain periods of time or under certain circumstances. Holders of convertible securities gain the benefits of being a debt holder or preferred stockholder and receiving regular interest payments, in the case of debt securities, or higher dividends, in the case of preferred stock, with the possibility of becoming a common stockholder in the future. A convertible security's value normally reflects changes in the company's underlying common stock value.


DEBT SECURITIES are securities issued by a company that represent a loan of money by the purchaser of the securities to the company. A debt security has a fixed payment schedule which obligates the company to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. While debt securities are used as an investment to produce income to an investor as a result of the fixed payment schedule, debt securities also may increase or decrease in value depending upon factors such as interest rate movements and the success or lack of success of a company.


The Funds may invest in a variety of debt securities, including bonds and notes issued by domestic or foreign corporations and the U.S. or foreign governments and their agencies and instrumentalities. Bonds and notes differ in the length of the issuer's repayment schedule. Bonds typically have a longer payment schedule than notes. Typically, debt securities with a shorter repayment schedule pay interest at a lower rate than debt securities with a longer repayment schedule.

The debt securities which the Funds may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as Standard & Poor's Ratings Group (S&P(R)) or Moody's Investors Service (Moody's). Securities are given ratings by independent rating organizations, which grade the company issuing the securities based upon its financial soundness. Each Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's. Generally, lower rated and unrated debt securities are riskier investments. Debt securities rated BB or lower by S&P or Moody's are considered to be high yield, high risk debt securities, commonly known as "junk bonds." The lowest rating category established by Moody's is "C" and by S&P is "D." Debt securities with a D rating are in default as to the payment of principal and interest, which means that the issuer does not have the financial soundness to meet its interest payments or its repayment schedule to security holders.


The Funds generally will invest in debt securities under circumstances similar to those under which they will invest in equity securities; namely, when, in the manager's opinion, such debt securities are available at prices less than their intrinsic value. Investing in fixed-income securities under these circumstances may lead to the potential for capital appreciation. Consequently, when investing in debt securities, a debt security's rating is given less emphasis in the manager's investment decision-making process. Historically, the Funds have invested in debt securities issued by domestic or foreign companies (i) that are involved in mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings, and (ii) that are distressed companies or in bankruptcy (Reorganizing Companies), because such securities often are available at less than their intrinsic value. Debt securities of such companies typically are unrated, lower rated, in default or close to default. While posing a greater risk than higher rated securities with respect to payment of interest and repayment of principal at the price at which the debt security was originally issued, the Funds generally purchase these debt securities at discounts to the original principal amount. Such debt typically ranks senior to the equity securities of Reorganizing Companies and may offer the potential for capital appreciation and additional investment opportunities.


MEDIUM AND LOWER RATED CORPORATE DEBT SECURITIES. The Funds have historically invested in securities of distressed issuers when the intrinsic values of such securities have, in the opinion of the manager, warranted such investment. The Funds may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be so-called "junk bonds." Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured. Interest payments and principal security appear adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody's as lacking outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories. Companies issuing lower rated higher yielding debt securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. If an issuer is not paying or stops paying interest and/or principal on its securities, payments on the securities may never resume.


Corporate debt securities that are rated B are regarded by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation and CC and CCC the two highest degrees of speculation in this group of ratings. Securities rated D by S&P or C by Moody's are in default and are not currently performing.

The Funds also will invest in unrated securities. The Funds will rely on the manager's judgment, analysis and experience in evaluating such debt securities. In this evaluation, the manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters as well as the price of the security. The manager also may consider, although it does not rely primarily on, the credit ratings of Moody's and S&P in evaluating lower rated corporate debt securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the manager monitors the issuers of corporate debt securities held in the Funds' portfolios. The credit rating assigned to a security is a factor considered by the manager in selecting a security for a Fund, but the intrinsic value in comparison to market price and the manager's analysis of the fundamental values underlying the issuer are generally of greater significance. Because of the nature of medium and lower rated corporate debt securities, achievement by each Fund of its investment objective when investing in such securities is dependent on the credit analysis of the manager. If the Funds purchased primarily higher rated debt securities, such risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, also may affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in a Fund's portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in a Fund's portfolio and thus could have an effect on the net asset value of the Fund if other types of securities did not show offsetting changes in values. The prices of high yield debt securities fluctuate more than higher-quality securities. Prices are often closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than previously quoted market prices. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit a Fund's ability to sell securities in response to specific economic events or to meet redemption requests. The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that a Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in a Fund failing to qualify as a pass-through entity under the Internal Revenue Code of 1986, as amended (Code). Investment in such securities also involves certain other tax considerations.

The manager values the Funds' investments pursuant to guidelines adopted and periodically reviewed by the board. To the extent that there is no established retail market for some of the medium or lower grade or unrated corporate debt securities in which the Funds may invest, there may be thin or no trading in such securities and the ability of the manager to accurately value such securities may be adversely affected. Further, it may be more difficult for a Fund to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade and unrated corporate debt securities held in a Fund's portfolio, the responsibility of the manager to value the Fund's securities becomes more difficult and the manager's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data. To the extent that a Fund purchases illiquid corporate debt securities or securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. Also, a Fund may incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A of the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the board under applicable guidelines.

DEPOSITARY RECEIPTS Each Fund may invest in securities commonly known as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts (GDRs) of non-U.S. issuers. Such depositary receipts are interests in a pool of a non-U.S. company's securities which have been deposited with a bank or trust company. The bank or trust company then sells interests in the pool to investors in the form of depositary receipts. Depositary receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs may have certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments which are often easily transferable and for which market quotations are generally readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

Depositary receipts of non-U.S. issuers may have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Holders of unsponsored depositary receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete and costs may be higher.

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners also may participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. The public trading market for these shares is typically a stock exchange but also can be a market which arises between broker-dealers seeking buyers and sellers of a particular security. Equity securities generally are either common stock or preferred stock. Preferred stockholders usually receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well.

SMALLER COMPANIES. The Funds may invest in securities issued by smaller companies. Historically, smaller companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

FOREIGN SECURITIES The Funds may purchase securities of non-U.S. issuers whose values are quoted and traded in any currency in addition to the U.S. dollar. Such investments involve certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include: fluctuations in the value of the currency in which the security is traded or quoted as compared to the U.S. dollar; unpredictable political, social and economic developments in the foreign country where the security is issued or where the issuer of the security is located; and the possible imposition by a foreign government of limits on the ability of a Fund to obtain a foreign currency or to convert a foreign currency into U.S. dollars; or the imposition of other foreign laws or restrictions.


Since each Fund may invest in securities issued, traded or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in a Fund's portfolio. When deemed advantageous to the Funds, the manager may attempt, from time to time, to reduce such risk, known as "currency risk," by using an investment technique called "hedging," which attempts to reduce or eliminate changes in a security's value resulting from changing currency exchange rates. Hedging is further described below. In addition, in certain countries, the possibility of expropriation of assets, confiscatory taxation, or diplomatic developments could adversely affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the U.S. of any monies which a Fund has invested in the country. Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring a Fund to pay significant amounts, if not all, of the value of the Fund's investment to the foreign country's taxing authority. Diplomatic developments means that because of certain actions occurring within a foreign country, such as significant civil rights violations or because of the United States' actions during a time of crisis in the particular country, all communications and other official governmental relations between the country and the United States could be severed. This could result in the abandonment of any U.S. investors', such as the Funds', money in the particular country, with no ability to have the money returned to the United States.

There may be less publicly available information about a foreign company than about a U.S. company. Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers. The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less than in U.S. markets. As a result, securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transaction costs, the costs associated with buying and selling securities, on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Each Fund's foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals. The Funds may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.


HEDGING AND INCOME TRANSACTIONS The Funds may use various hedging strategies. Hedging is a technique designed to reduce a potential loss to a Fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements. The hedging strategies that the Funds may use are also used by many mutual funds and other institutional investors. When pursuing these hedging strategies, the Funds will primarily engage in forward foreign currency exchange contracts. However, the Funds also may engage in the following currency transactions: currency futures contracts, currency swaps, options on currencies, or options on currency futures. In addition, the Funds may engage in other types of transactions, such as the purchase and sale of exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; and the purchase and sale of financial and other futures contracts and options on futures contracts (collectively, all of the above are called Hedging Transactions).

Some examples of situations in which Hedging Transactions may be used are: (i) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from changes in securities markets or currency exchange rate fluctuations; (ii) to protect a Fund's gains in the value of portfolio securities which have not yet been sold;
(iii) to facilitate the sale of certain securities for investment purposes; and
(iv) as a temporary substitute for purchasing or selling particular securities.

Any combination of Hedging Transactions may be used at any time as determined by the manager. Use of any Hedging Transaction is a function of numerous variables, including market conditions and the investment manager's expertise in utilizing such techniques. The ability of a Fund to utilize Hedging Transactions successfully cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, including the establishment of certain isolated accounts at the Fund's custodian bank. Hedging Transactions involving futures and options on futures will be purchased, sold or entered into generally for bona fide hedging, risk management or portfolio management purposes.

The various techniques described above as Hedging Transactions also may be used by the Funds for non-hedging purposes. For example, these techniques may be used to produce income to a Fund where the Fund's participation in the transaction involves the payment of a premium to the Fund. A Fund also may use a hedging technique if the manager has a view about the fluctuation of certain indices, currencies or economic or market changes such as a reduction in interest rates. No more than 5% of a Fund's assets will be exposed to risks of such types of instruments when entered into for non-hedging purposes.

Hedging Transactions, whether entered into as a hedge or for gain, have risks associated with them. The three most significant risks associated with Hedging Transactions are: (i) possible default by the other party to the transaction;
(ii) illiquidity; and (iii) to the extent the manager's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may (i) result in losses to a Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation a Fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities or (v) cause a Fund to hold a security it might otherwise sell.

Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, these transactions also tend to limit any potential gain which might result from an increase in value of the position taken. As compared to options contracts, futures contracts create greater ongoing potential financial risks to a Fund because the Fund is required to make ongoing monetary deposits with futures brokers. Losses resulting from the use of Hedging Transactions can reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized. The cost of entering into Hedging Transactions also may reduce a Fund's total return to investors.

When conducted outside the U.S., Hedging Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.


CURRENCY TRANSACTIONS. Each Fund may from time to time engage in currency transactions with securities dealers, financial institutions or other parties (each a Counterparty and collectively, Counterparties) in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward foreign currency exchange contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps.


A forward foreign currency exchange contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.

A Fund will usually enter into swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent these swaps are entered into for good faith hedging purposes, the manager and the Funds believe such obligations are not senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. The Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (NRSRO) or are determined to be of equivalent credit quality by the manager. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The Funds will limit their dealings in forward foreign currency exchange contracts and other currency transactions such as futures, options, options on futures and swaps to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income from portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund will not enter into a transaction to hedge currency exposure if the Fund's exposure, after netting all transactions intended to wholly or partially offset other transactions, is greater than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in, or whose value is based on, that foreign currency or currently convertible into such currency other than with respect to proxy hedging, which is described below.

Each Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.


To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds also may engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.


Currency transactions are subject to risks different from those of other portfolio transactions. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree, or in a direction, that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency Hedging Transaction, the Fund will comply with the asset segregation requirements described above.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

The use of currency transactions also can result in a Fund incurring losses due to the inability of foreign securities transactions to be completed with the security being delivered to the Fund. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.


OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of Fund assets in special accounts, as described below.


A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange-listed options and over-the-counter options (OTC options). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (OCC), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but the discussion is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to Counterparties through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are negotiated by the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Funds expect to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

The Funds will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-l" from S&P or "P-l" from Moody's, an equivalent rating from any NRSRO or which the manager determines is of comparable credit quality. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitations on investments in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options also can provide income.

Each Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Funds must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.


OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, instead of settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

FUTURES. The Funds may enter into financial and other futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument or other commodity called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.


The Funds' use of futures and options on futures will be consistent with applicable regulatory requirements and, in particular, the rules of the Commodity Futures Trading Commission and such transactions will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract, requires a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on futures involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

A Fund will only enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would not exceed 5% of the Fund's total current asset value; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


COMBINED TRANSACTIONS. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and currency transactions (each individually a Transaction and collectively in combinations of two or more, Combined Transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the manager, it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.


Although Combined Transactions are normally entered into based on the manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Hedging Transactions, in addition to other requirements, require that the Funds segregate liquid assets with their custodian bank to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian bank. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid assets equal to the exercise price.


A currency contract which obligates a Fund to buy or sell currency will generally require the Fund to hold an amount of the currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligation. However, the segregation requirement does not apply to currency contracts which are entered in order to "lock in" the purchase or sale price of a trade in a security denominated in a foreign currency pending settlement within the time customary for such securities.

OTC options entered into by the Funds, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The Funds also may enter into offsetting transactions so that a combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

ILLIQUID SECURITIES An illiquid security is a security that cannot be sold within seven days in the normal course of business for approximately the amount at which a Fund has valued the security and carries such value on its financial statements. Examples of illiquid securities include most private placements and other restricted securities, and repurchase agreements which terminate more than seven days from their initial purchase date, as further described below. The Funds may not purchase an illiquid security if, at the time of purchase, the Fund would have more than 15% of its net assets invested in such securities.


INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS From time to time, the Funds may purchase the direct indebtedness of various companies (Indebtedness), or participation interests in Indebtedness (Participations) including Indebtedness and Participations of Reorganizing Companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a Fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by a Fund may be in the form of loans, notes or bonds. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Funds generally make investments in the types of debt described above, which typically have ceased paying interest, to achieve capital appreciation, rather than to seek income.

The Funds also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy. Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.


The length of time remaining until maturity on the Indebtedness is one factor the manager considers in purchasing a particular Indebtedness. Indebtedness which represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. The Funds purchase loans from national and state chartered banks as well as foreign banks. The Funds normally invest in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company's Indebtedness. The financial institutions which typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as "supranational organizations." Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. The Funds also may purchase trade claims and other direct obligations or claims (Trade Claims) of Reorganizing Companies. Indebtedness, Participations and Trade Claims may be illiquid as described above.


The purchase of indebtedness or loan participations of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost. Purchasers of participations, such as the Funds, must rely on the financial institution issuing or acting as agent with respect to the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Funds take on the risk as to the creditworthiness of any bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness. When a Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.


INVESTMENT COMPANY SECURITIES Each Fund may invest from time to time in other investment company securities, subject to applicable law which restricts such investments. Such laws generally restrict a Fund's purchase of another investment company's voting securities to three percent (3%) of the other investment company's securities, no more than five percent (5%) of the Fund's assets in any single investment company's securities and no more than ten percent (10%) of the Fund's assets in all investment company securities.

Investors should recognize that a Fund's purchase of the securities of investment companies results in layering of expenses. This layering may occur because investors in any investment company, such as a Fund, indirectly bear a proportionate share of the expenses of the investment company, including operating costs, and investment advisory and administrative fees.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan, but no Fund presently anticipates loaning more than 5% of its portfolio securities. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of directors, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

MORTGAGE-BACKED SECURITIES Each Fund may invest in securities representing interests in an underlying pool of real estate mortgages (mortgage-backed securities). The mortgage-backed securities which the Funds may purchase may be issued or guaranteed by the U.S. government, certain U.S. government agencies or certain government sponsored corporations or organizations or by certain private, non-government corporations, such as banks and other financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

CMOs are debt securities issued by the entities listed above. The payment of interest on the debt securities depends upon the scheduled payments on the underlying mortgages and, thus, the CMOs are said to be "collateralized" by the pool of mortgages. CMOs are issued in a number of classes or series with different maturities. The classes or series are paid off completely in sequence as the underlying mortgages are repaid. Certain of these securities may have variable interest rates which adjust as interest rates in the securities market generally rise or fall. Other CMOs may be stripped, which means that only the principal or interest feature of the underlying security is passed through to the Fund.

REMICs, which were authorized under certain tax laws, are private entities formed for the purpose of holding a fixed pool of mortgages. The mortgages are backed by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Certain of these private-backed securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.


DISTRESSED MORTGAGE OBLIGATIONS. The Funds also may invest directly in distressed mortgage obligations. A direct investment in a distressed mortgage obligation involves the purchase by the Fund of a lender's interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, a Fund steps into the shoes of the lender from a risk point of view.


As distinguished from mortgage-backed securities, which generally represent an interest in a pool of loans backed by real estate, investing in direct mortgage obligations involves the risks of a single or direct lender. These risks include the ability or inability of a borrower to make its loan payments and the possibility that the borrower will prepay the loan in advance of its scheduled payment time period, curtailing an expected rate and timing of return for the lender. Investments in direct mortgage obligations of distressed borrowers involve substantially greater risks and are highly speculative due to the fact that the borrower's ability to make timely payments has been identified as questionable. Borrowers that are in bankruptcy or restructuring may never pay off their loans, or may pay only a small fraction of the amount owed. If, because of a lack of payment, the real estate underlying the loan is foreclosed, which means that the borrower takes possession of the real estate, a Fund could become part owner of such real estate. As an owner, a Fund would bear any costs associated with owning and disposing of the real estate, and also may encounter difficulties in disposing of the real estate in a timely fashion. In addition, there is no assurance that a Fund would be able profitably to dispose of properties in foreclosure.

REAL ESTATE INVESTMENT TRUST (REIT) INVESTMENTS The Funds' equity investments may include investments in shares issued by REITs. A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments.

The Funds' investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in tax laws relating to dividends and laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes or other material disasters not covered by insurance; and limitations on, and variations in, rents and changes in interest rates.

REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may invest up to 10% of its assets in repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager or its agent will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

RULE 144A SECURITIES In addition to other privately placed unregistered securities, the Funds may invest in unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 (144A securities). 144A securities are restricted, which generally means that a legend has been placed on the share certificates representing the securities which states that the securities were not registered with the SEC when they were initially sold and may not be resold except under certain circumstances. In spite of the legend, certain securities may be sold to other institutional buyers provided that the conditions of Rule 144A are met. In the event that there is an active secondary institutional market for 144A securities, the 144A securities may be treated as liquid. As permitted by the federal securities laws, the board of directors has adopted procedures in accordance with Rule 144A which govern when specific 144A securities held by the Funds may be deemed to be liquid. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale.

SECURITIES OF COMPANIES IN THE FINANCIAL SERVICES INDUSTRY Certain provisions of the federal securities laws permit investment portfolios, including Financial Services, to invest in companies engaged in securities-related activities only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security a Fund may purchase.

Each Fund, including Financial Services, also may purchase securities (not limited to equity or debt individually) of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, if the following conditions are met: (1) immediately after the purchase of any securities issuer's equity and debt securities, the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that securities issuer; (2) immediately after a purchase of equity securities of a securities issuer, a Fund may not own more than 5% of the outstanding securities of that class of the securities issuer's equity securities; and (3) immediately after a purchase of debt securities of a securities issuer, a Fund may not own more than 10% of the outstanding principal amount of the securities issuer's debt securities.

In applying the gross revenue test, an issuer's gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations are applicable at the time of purchase as well as the issuer's gross revenue test. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.


The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; and (v) the acquisition of demand features or guarantees (puts) under certain circumstances.

The Funds also are not permitted to acquire any security issued by the manager or any affiliated company (including Franklin Resources, Inc.). The purchase of a general partnership interest in a securities-related business is also prohibited.


In addition, the Funds are generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if such Fund and any company controlled by such Fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 10% of the total outstanding voting stock of the insurance company. Certain state insurance laws impose similar limitations.

SECURITIES OF REORGANIZING COMPANIES AND COMPANIES SUBJECT TO TENDER OR EXCHANGE OFFERS The Funds also seek to invest in the securities of Reorganizing Companies, or of companies as to which there exist outstanding tender or exchange offers. The Funds may from time to time participate in such tender or exchange offers. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. Although there are no restrictions limiting the extent to which each Fund may invest in Reorganizing Companies, no Fund presently anticipates committing more than 50% of its assets to such investments. In addition to typical equity and debt investments, the Funds' investments in Reorganizing Companies may include Indebtedness, Participations and Trade Claims, as further described on page 12.


SHORT SALES Each Fund may make short sales of securities, including "short sales against the box." In a short sale transaction, the Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When a Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open. The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.


A Fund's obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund's custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its custodian bank to the extent, if any, (excluding any proceeds of the short sales) necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to any differential between the replacement price and the price at which it sold the security short, its potential loss is theoretically unlimited. In some circumstances, the Fund may receive the security in connection with a reorganization and, consequently, need not buy the security to be returned to the borrower.

The Funds also may engage in "short sales against the box." In a short sale against the box, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. In replacing the borrowed securities in the transaction, the Fund may either buy securities in the open market or use those in its portfolio.


Each Fund may engage in short sale transactions (other than short sales against the box) only if, after giving effect to such sales, the market value of all securities sold short does not exceed 5% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the outstanding securities of that class. The Funds may sell securities short against the box without limit.


Short sales carry risks of loss if the price of the security sold short increases after the sale. In this situation, when a Fund replaces the borrowed security by buying the security in the securities markets, the Fund may pay more for the security than it has received from the purchaser in the short sale. A Fund may, however, profit from a change in the value of the security sold short, if the price decreases.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash. A Fund may also maintain temporary defensive investments while the manager seeks investments that satisfy its investment criteria. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Funds normally invest, or the economies of the countries where the Funds invest.

Temporary defensive investments generally may include short-term debt securities such as obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and high quality commercial paper issued by banks or other U.S. and foreign issuers, as well as money market mutual funds. To the extent allowed by exemptions granted under the 1940 Act, and the Funds' other investment policies and restrictions, the manager also may invest the Funds' assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities.

OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------


Mutual Series has a board of directors. Each director will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Funds, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of Mutual Series who are responsible for administering the Funds' day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.


The name, age and address of the officers and board members, as well as their affiliations, positions held with Mutual Series, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.


INDEPENDENT BOARD MEMBERS
-------------------------
                                               NUMBER
                                               OF
                                               PORTFOLIOS
                                               IN FUND
                                               COMPLEX
                                     LENGTH    OVERSEEN        OTHER
                                     OF TIME   BY BOARD    DIRECTORSHIPS
NAME, AGE AND ADDRESS    POSITION    SERVED    MEMBER*          HELD
-------------------------------------------------------------------------------

Edward I. Altman,         Director     Since       7             None
Ph.D. (62)                             1987
51 John F. Kennedy Parkway
Short Hills, NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, NYU Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; and financial consultant; and FORMERLY, Vice Director, NYU Salomon Center, Stern School of Business, New York University.
-------------------------------------------------------------------------------

Ann Torre Grant (46)      Director     Since       7            Independent
51 John F. Kennedy Parkway             1994                     Director, SLM
Short Hills, NJ 07078-2715                                      Corporation
                                                                (Sallie Mae);
                                                                and Allied
                                                                Capital
                                                                Corporation
                                                                (financial
                                                                services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until
1995).
-------------------------------------------------------------------------------

Burton J. Greenwald (74)   Director     Since      12           Director,
51 John F. Kennedy Parkway              2002                    Fiduciary
Short Hills, NJ 07078-2715                                      Emerging Markets
                                                                Bond Fund PLC
                                                                and Fiduciary
                                                                International
                                                                Ireland Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry).
-------------------------------------------------------------------------------

Bruce A. MacPherson (74)   Director     Since       7                None
51 John F. Kennedy Parkway              1974
Short Hills, NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson,  Inc., Canton, MA (representative for
electrical   manufacturers);   and  part  owner  McKinstry  Inc.,  Chicopee,  MA
(manufacturer of electrical enclosures).
-------------------------------------------------------------------------------

Fred R. Millsaps (75)      Director     Since       28               None
51 John F. Kennedy Parkway              1996
Short Hills, NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
-------------------------------------------------------------------------------

Charles Rubens II (74)     Director     Since       12               None
51 John F. Kennedy Parkway              1998
Short Hills, NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
-------------------------------------------------------------------------------

Leonard Rubin (78)         Director     Since       12               None
51 John F. Kennedy Parkway              1996
Short Hills, NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the Board, Carolace Embroidery Co., Inc. (until 1996).
-------------------------------------------------------------------------------

Robert E. Wade (58)       Director      Since        7          Director, El Oro
51 John F. Kennedy Parkway              1991                    and Exploration
Short Hills, NJ 07078-2715                                      Co., p.l.c.,
                                                                FORMERLY,
                                                                Director, El Oro
                                                                Mining and
                                                                Exploration
                                                                Company, p.l.c
                                                                and The
                                                                Exploration
                                                                Company, p.l.c.,
                                                                (until 2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
-------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS
-------------------------------------
                                                 NUMBER
                                                 OF
                                                 PORTFOLIOS
                                                 IN FUND
                                                 COMPLEX
                                       LENGTH    OVERSEEN        OTHER
                                       OF TIME   BY BOARD    DIRECTORSHIPS
NAME, AGE AND ADDRESS      POSITION    SERVED    MEMBER*          HELD
-------------------------------------------------------------------------------

**William J. Lippman (79)  Director     Since      18             None
One Parker Plaza, 9th Floor             1996
Fort Lee, NJ 07024

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Private Client Group, Inc.; President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of seven of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

**Anne M. Tatlock (64)     Director     Since       7           Director,
600 Fifth Avenue, 7th Floor             2002                    Fortune Brands,
New York, NY 10020 - 2302                                       Inc. (consumer
                                                                products) and
                                                                Merck & Co. Inc.
                                                               (pharmaceuticals)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.
-------------------------------------------------------------------------------

**David J. Winters (42)   Director,    Director      7            None
51 John F. Kennedy Pkwy.  Chairman of  since
Short Hills,              the Board,   2001,
NJ 07078-2715             President    President
                          and Chief    since
                          Executive    1999,
                          Officer -    Chairman
                          Investment   of the
                          Management   Board









PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer, and Chief Executive Officer, Franklin Mutual Advisers, LLC, and of three of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

Jimmy D. Gambill (56)     Senior Vice   Since        Not          None
500 East Broward Blvd.    President     2002         Applicable
Suite 2100                and Chief
Fort Lauderdale,          Executive
FL 33394-3091             Officer
                          -Finance and
                          Administration



PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

David P. Goss (56)        Vice         Since         Not          None
One Franklin Parkway      President    2000          Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-------------------------------------------------------------------------------

Barbara J. Green (56)     Vice         Since         Not          None
One Franklin Parkway      President    2000          Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------

Diomedes Loo-Tam (65)     Treasurer    Since          Not        None
One Franklin Parkway      and Chief    March          Applicable
San Mateo, CA 94403-1906  Financial    2004
                          Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; and Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000); and Senior Vice President, Franklin Templeton Services, LLC. (1997-2000).
-------------------------------------------------------------------------------

Michael O. Magdol (66)    Vice         Since         Not        Director, FTI
600 Fifth Avenue          President -  2002          Applicable Banque, Arch
Rockefeller Center        AML                                   Chemicals, Inc.
New York, NY 10020-2302   Compliance                            and Lingnan
                          Foundation.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

Murray L. Simpson (66)    Vice         Since         Not           None
One Franklin Parkway      President    2000          Applicable
San Mateo, CA 94403-1906  and
                          Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**William J. Lippman is considered to be an interested person of the Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered to be an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Resources. David J. Winters is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC.

Mutual Series pays noninterested board members $45,000 per year plus a maximum of $2,000 per board or committee meeting attended and a retainer of $10,000 per year for the lead noninterested board member. The chairman of the Audit Committee is paid a retainer of $9,000 and each Audit Committee member is paid a retainer of $4,000. In 1993, the board approved a retirement plan that generally provides payments to directors who have served seven years and retire at age 70. At the time of retirement, board members are entitled to annual payments equal to one-half of the retainer in effect at the time of retirement. The plan does not cover board members whose terms of office began in 1996 or later. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members by Mutual Series and by Franklin Templeton Investments.

                                                            NUMBER OF
                                                            BOARDS IN
                                        TOTAL FEES          FRANKLIN
                         TOTAL FEES     RECEIVED FROM       TEMPLETON
                         RECEIVED       FRANKLIN            INVESTMENTS ON
                         FROM MUTUAL    TEMPLETON           WHICH EACH
NAME                     SERIES/1 ($)   INVESTMENTS/2 ($)   SERVES/3
-------------------------------------------------------------------------------
Edward I. Altman            84,125          84,125             2
Anne Torre Grant            86,125          86,125             2
Burton J. Greenwald         60,125         117,210             4
Andrew H. Hines, Jr./4      60,125         202,225             0
Bruce A. MacPherson         62,125          62,125             2
Fred R. Millsaps            62,125         204,225            17
Charles Rubens II           64,125         107,950             4
Leonard Rubin               62,125         109,210             4
Robert E. Wade             103,125         111,625             2

1. For the fiscal year ended December 31, 2003.
2. For the calendar year ended December 31, 2003.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
4. Retired December 31, 2003.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

The following tables provide the dollar range of equity securities beneficially owned by the board members of Mutual Series on December 31, 2003.


INDEPENDENT BOARD MEMBERS
-------------------------

                                                  AGGREGATE DOLLAR
                                                   RANGE OF EQUITY
                                                  SECURITIES IN ALL
                                                  FUNDS OVERSEEN BY
                                                 THE BOARD MEMBER IN
                                                     THE FRANKLIN
                       DOLLAR RANGE OF EQUITY       TEMPLETON FUND
NAME OF BOARD MEMBER   SECURITIES IN THE FUNDS         COMPLEX
----------------------------------------------------------------------
Edward I. Altman                Beacon              Over $100,000
                          $50,001- $100,000

                              Discovery
                            Over $100,000

                              Qualified
                          $10,001 - $50,000

                            Mutual Shares
                            Over $100,000
----------------------------------------------------------------------
Ann Torre Grant                European              $1 - $10,000
                             $1 - $10,000
----------------------------------------------------------------------
Burton J. Greenwald           Discovery             Over $100,000
                            Over $100,000

                            Mutual Shares
                            Over $100,000
----------------------------------------------------------------------
Bruce A. MacPherson              None               Over $100,000
----------------------------------------------------------------------
Fred R. Millsaps            Mutual Shares           Over $100,000
                            Over $100,000

                          Financial Services
                            Over $100,000
----------------------------------------------------------------------
Charles Rubens II               Beacon              Over $100,000
                            Over $100,000

                              Discovery
                            Over $100,000

                               European
                            Over $100,000

                              Qualified
                            Over $100,000

                            Mutual Shares
                            Over $100,000

                          Financial Services
                            Over $100,000
----------------------------------------------------------------------
Leonard Rubin                   Beacon              Over $100,000
                          $10,001 - $50,000

                              Discovery
                          $10,001 - $50,000

                               European
                          $50,001 - $100,000

                          Financial Services
                            Over $100,000
----------------------------------------------------------------------
Robert E. Wade                  Beacon              Over $100,000
                            Over $100,000

                              Discovery
                            Over $100,000

                               European
                            Over $100,000

                            Mutual Shares
                            Over $100,000

                          Financial Services
                          $50,001 - $100,000
----------------------------------------------------------------------


INTERESTED BOARD MEMBERS
------------------------
                                                  AGGREGATE DOLLAR
                                                   RANGE OF EQUITY
                                                  SECURITIES IN ALL
                                                  FUNDS OVERSEEN BY
                                                 THE BOARD MEMBER IN
                                                     THE FRANKLIN
                       DOLLAR RANGE OF EQUITY       TEMPLETON FUND
NAME OF BOARD MEMBER   SECURITIES IN THE FUNDS         COMPLEX
----------------------------------------------------------------------
William J. Lippman              Beacon              Over $100,000
                          $10,001 - $50,000
----------------------------------------------------------------------
Anne M. Tatlock                  None                    None
----------------------------------------------------------------------
David J. Winters                Beacon              Over $100,000
                            Over $100,000

                              Discovery
                            Over $100,000

                               European
                            Over $100,000

                              Qualified
                            Over $100,000

                            Mutual Shares
                            Over $100,000

                          Financial Services
                            Over $100,000
----------------------------------------------------------------------

BOARD COMMITTEES The board maintains three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Directors Compensation and Performance Committee. The Audit Committee is responsible, among other things, for the selection and compensation of Mutual Series' independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to Mutual Series financial reports and internal accounting. The Audit Committee is composed of Edward I. Altman, Ann Torre Grant and Robert E. Wade. The Nominating and Corporate Governance Committee is responsible for nominating candidates for noninterested board member positions and for consideration of matters relating to corporate governance. It is composed of Burton J. Greenwald, Bruce A. MacPherson, Fred R. Millsaps, Leonard Rubin and Robert E. Wade. The Directors Compensation and Performance Committee is generally responsible for recommending compensation and meeting fees for noninterested directors, for evaluating their board performance and for administering the provisions of Mutual Series' retirement plan which was terminated for new directors in November 1996 but remains applicable to directors elected prior thereto, subject to the vesting provisions of the plan. The Directors Compensation and Performance Committee is composed of Edward I. Altman, Ann Torre Grant, Charles Rubens II and Robert E. Wade.

When vacancies arise or elections are held, the Nominating and Corporate Governance Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of Mutual Series' address at:

51 John F. Kennedy Parkway
Short Hills, NJ 07078-2702

The Nominating and Corporate Governance Committee is currently working on amending its procedures regarding the evaluation of nominees including the process for submitting recommendations to the Committee. During the fiscal year ended December 31, 2003, the Audit Committee met eight times; the Nominating and Corporate Governance Committee met two times; the Directors Compensation and Evaluation Committee met five times.

PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------

The board of directors of Mutual Series on behalf of each Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager "Franklin Mutual Advisers, LLC" in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of each Fund and its shareholders. As a matter of policy, the officers, directors and employees of the Funds, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Funds and their shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Funds' board of directors; defer to the voting recommendation of the Funds' board of directors, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Funds and their shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as they align their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Funds or their shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Funds and their shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at www.franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records will also be made available on-line at www.franklintempleton.com and posted on the SEC website at www.sec.gov no later than August 31, 2004 and will reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Funds' manager is Franklin Mutual Advisers, LLC (Franklin Mutual). The manager is an indirect, wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Funds to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Funds. Similarly, with respect to the Funds, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may (and in the case of Financial Services are likely to) limit or restrict the Funds' ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Funds to acquire or hold that security.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Funds or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).


During the past fiscal year, the board, including a majority of noninterested or independent directors, approved renewal of each Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for board and independent directors, separate consideration and for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on each Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, Rule 12b-1 plans, and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with each Fund's investment policies and restrictions and current regulatory initiatives. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing each Fund's investment performance and expenses with those of other mutual funds deemed comparable to each Fund as selected by the independent third party analyst as well as information relating to the manager's profitability on a Fund by Fund basis. The board made separate inquiries of management concerning the comparable peer groups.

In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent directors, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the Beacon Fund was considered in reference to a peer group of multi cap value funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to multi cap value funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level charged the Beacon Fund in relation to those within the relevant peer group of multi cap value funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o PERFORMANCE. Performance of the Financial Services Fund was considered in reference to a peer group of financial services funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to financial services funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level charged the Financial Services Fund in relation to those within the relevant peer group of financial services funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o PERFORMANCE. Performance of the Qualified Fund was considered in reference to a peer group of multi cap value funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to multi cap value funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level charged the Qualified Fund in relation to those within the relevant peer group of multi cap value funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o PERFORMANCE. Performance of the Mutual Shares Fund was considered in reference to a peer group of multi cap value funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to multi cap value funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level charged the Mutual Shares Fund in relation to those within the relevant peer group of multi cap value funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o PERFORMANCE. Performance of the Discovery Fund was considered in reference to the performance universe of retail and institutional global small cap funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with such funds, in comparison to those particular indices relevant to such funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level charged the Discovery Fund in relation to those within the relevant peer group of global small cap funds and global funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o PERFORMANCE. Performance of the European Fund was considered in reference to a peer group of European region funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to European region funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level charged the European Fund in relation to those within the relevant peer group of European region funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Funds under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the directors, most of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on, the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

o MANAGER'S PROFITABILITY. The directors considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Funds. In doing so, the directors considered materials and reports prepared annually by the manager and PricewaterhouseCoopers LLP that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Funds. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Funds' independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The directors also considered the manager's profitability in comparison with available industry data.


MANAGEMENT FEES Each Fund pays the manager a fee equal to an annual rate of 0.60% of the average daily net assets of Mutual Shares, Qualified and Beacon, and 0.80% of the average daily net assets of Discovery, European and Financial Services.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Funds' shares pays its proportionate share of the fee.

For the last three fiscal years ended December 31, the Funds paid the following management fees:


                                   MANAGEMENT FEES PAID ($)
                       --------------------------------------
                          2003         2002         2001
-------------------------------------------------------------
Beacon/1                 26,322,085   26,367,855   27,274,805
Financial Services/2      3,847,081    3,381,960    2,856,705
Qualified/3              20,928,791   21,223,981   22,652,261
Mutual Shares/4          48,387,143   45,952,701   47,284,733
Discovery                28,877,575   27,575,859   28,140,987
European                  7,356,524    6,996,414    7,410,138

1. For the fiscal years ended December 31, 2003, 2002 and 2001, management fees before any advance waiver, totaled $26,322,085, $26,717,810 and $27,431,189, respectively. Under an agreement by the manager to limit its fees or reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Beacon Fund paid the management fees shown.
2. For the fiscal years ended December 31, 2003, 2002 and 2001, management fees before any advance waiver, totaled $3,857,362, $3,413,279 and $2,869,616, respectively. Under an agreement by the manager to limit its fees or reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Financial Services Fund paid the management fees shown.
3. For the fiscal years ended December 31, 2003, 2002 and 2001, management fees before any advance waiver, totaled $20,962,236, $21,504,569 and $22,774,235, respectively. Under an agreement by the manager to limit its fees or reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Qualified Fund paid the management fees shown.
4. For the fiscal years ended December 31, 2003, 2002 and 2001, management fees before any advance waiver, totaled $48,591,114, $46,812,184 and $47,602,686, respectively. Under an agreement by the manager to limit its fees or reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Mutual Shares Fund paid the management fees shown.


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with each Fund to provide certain administrative services and facilities for the Funds. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The Funds pay FT Services a monthly fee equal to an annual rate of:

o  0.15% of each Fund's average daily net assets up to $200 million;
o  0.135% of average daily net assets over $200 million up to $700 million;
o  0.10% of average daily net assets over $700 million up to $1.2 billion; and
o  0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended December 31, the Funds paid FT Services the following administration fees:


                                 ADMINISTRATION FEES PAID ($)
                       ---------------------------------------------
                            2003           2002           2001
--------------------------------------------------------------------
Beacon                      3,420,924      3,459,725      3,554,601
Financial Services            375,837        331,483        278,922
Qualified                   2,723,331      2,784,658      2,951,406
Mutual Shares               6,312,670      6,061,808      6,169,003
Discovery                   2,813,647      2,678,121      2,735,208
European                      716,785        679,479        720,259


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. The Funds also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Funds.

The Funds may also pay servicing fees to certain financial institutions that (i) maintain omnibus accounts with the Funds in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an employer sponsored retirement plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Funds, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Funds for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Funds' securities and other assets.


AUDITOR Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, is Mutual Series' independent auditor. The auditor gives an opinion on the financial statements included in Mutual Series' Annual Report to Shareholders and reviews Mutual Series' registration statement filed with the SEC.


PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.


When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on an agency rather than principal basis with a principal market maker unless the manager believes that trading on a principal basis will provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.


The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.


Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of a Fund, any portfolio securities tendered by the Funds will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.


During the last three fiscal years ended December 31, the Funds paid the following brokerage commissions:


                                BROKERAGE COMMISSIONS PAID ($)
                       -------------------------------------------
                           2003          2002           2001
------------------------------------------------------------------
Beacon/1                   4,479,003     6,209,980      6,556,065
Financial Services           498,804       389,764        751,670
Qualified                  3,217,369     4,497,203      5,275,375
Mutual Shares              8,043,799     8,409,265     10,476,916
Discovery/2                3,838,642     4,053,069      6,033,757
European/3                 1,155,075       957,005      1,815,800

1. For the fiscal year ended December 31, 2003, there was a decrease in reported brokerage commissions for the Beacon Fund, as compared to the previous two fiscal years. This was primarily due to a modest decrease in trading activity.
2. For the fiscal years ended December 31, 2003 and December 31, 2002, as compared with the fiscal year ended December 31, 2001, there was a decrease in reported brokerage commissions for the Discovery Fund. This was primarily due to a decrease in trading activity.
3. For the fiscal year ended December 31, 2003, there was an increase in reported brokerage commissions for the European Fund, as compared to the previous fiscal year. This was primarily due to a modest increase in trading activity, and also shareholder subscriptions. For the fiscal year ended December 31, 2002, there was a decrease in reported brokerage commissions for the European Fund, as compared to the previous fiscal year ended December 31, 2001. This was primarily due to a decrease in trading activity.

For the fiscal year ended December 31, 2003, the Funds paid the following to brokers who provided research services:

                                         AGGREGATE
                                         PORTFOLIO
                            COMMISSIONS  TRANSACTIONS
                                ($)          ($)
---------------------------------------------------
Beacon                       814,838    394,628,651
Financial Services            51,716     31,098,045
Qualified                    580,104    305,450,513
Mutual Shares              1,846,368    949,573,188
Discovery                    835,922    444,377,403
European                     346,502    178,023,415

As of December 31, 2003, the Beacon Fund owned securities issued by Bear Stearns valued in the aggregate at $17,821,000. Except as noted, the Funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

Because the Funds may, from time to time, invest in broker-dealers, it is possible that a Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Funds place portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Funds. To the extent the Funds place brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Funds, the Funds will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Funds to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.


DISTRIBUTIONS AND TAXES

MULTICLASS DISTRIBUTIONS Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.


DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

DIVIDEND INCOME. Under the 2003 Tax Act, dividends earned on the following income sources will be subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets):
o  dividends paid by DOMESTIC corporations, and
o  dividends paid by qualified FOREIGN corporations, including:
   - corporations incorporated in a possession of the U.S.,
   - corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and
   - corporations whose stock is readily tradable on an established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by a Fund on debt securities generally will not qualify for this favorable tax treatment.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.


DISTRIBUTIONS OF CAPITAL GAINS

CAPITAL GAIN DISTRIBUTIONS. A Fund may realize capital gains and losses on the sale of its portfolio securities.


Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

SUNSETTING OF PROVISIONS. The special provisions of the 2003 Tax Act dealing with reduced rates of taxation for qualified dividends and net long-term capital gains are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of DIVIDENDS (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of CAPITAL gains that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INVESTMENTS IN FOREIGN SECURITIES The next five paragraphs describe tax considerations that are applicable to a Fund's investments in foreign securities. These considerations apply to the Mutual Series Funds as noted below.


EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.


PASS-THROUGH OF FOREIGN TAX CREDITS. The DISCOVERY FUND and the EUROPEAN FUND may each invest more than 50% of their total assets at the end of a fiscal year in foreign securities. If this condition is met, each Fund may separately elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). Each Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

You should be aware that under the provisions of the 2003 Tax Act, your use of foreign dividends, designated by a Fund as dividends from qualifying foreign corporations and subject to reduced rates of taxation on dividend income, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.


EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.


PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:
o  98% of its taxable ordinary income earned during the calendar year;

o 98% of its capital gain net income earned during the twelve month period ending October 31; and

o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.


SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


BACKUP WITHHOLDING By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:
o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for reduced rate of taxation, as detailed in the section above labeled "DIVIDEND INCOME." The amount of each Fund's ordinary dividend distribution that is eligible for this favored tax treatment will be reported by the Fund in its year-end tax notices to shareholders.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations.
o DISCOVERY AND EUROPEAN FUNDS. Because the income of each of these Funds is primarily derived from investments in foreign rather than domestic securities, generally none or only a small percentage of each Fund's income dividends will be eligible for the corporate dividends-received deduction.

o BEACON, FINANCIAL SERVICES, QUALIFIED AND MUTUAL SHARES FUNDS. Because more of the income of each of these Funds is generally derived from investments in domestic securities, it is anticipated that a larger portion of the income dividends paid by these Funds will be eligible for the corporate dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.


INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:


DERIVATIVES. Each Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

SHORT SALES AND SECURITIES LENDING TRANSACTIONS. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

SYNTHETIC INVESTMENTS. Each Fund is permitted to invest in foreign currency exchange contracts, swaps and combined transactions involving multiple options, futures or currency transactions, or any combination of these investment vehicles. An overall investment of these types may be comprised of various equity and/or debt securities and derivative instruments, the combined effect of which is to achieve a desired income stream and/or amalgam of equity rights. For tax purposes, each security forming part of a synthetic investment may be analyzed separately, and the tax consequences of such an investment for a Fund could differ from those of an investment in traditional securities.

SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. Additionally, each Fund may invest in distressed debt securities that are in default and have suspended their payment of coupon interest. Under current IRS guidelines, each Fund may be required to continue to accrue income on these securities. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make distributions of accrued income that it has not yet received.


EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Each Fund is a diversified series of Mutual Series, an open-end management investment company, commonly called a mutual fund. Mutual Series was organized as a Maryland corporation on November 12, 1987, and is registered with the SEC.


Mutual Qualified, Mutual Beacon, Mutual European and Mutual Financial Services Funds currently offer four classes of shares, Class A, Class B, Class C and Class Z. Mutual Shares and Mutual Discovery Funds currently offer five classes of shares, Class A, Class B, Class C, Class R and Class Z. The Funds may offer additional classes of shares in the future. The full title of each class is:


Mutual Qualified Fund - Class A
Mutual Qualified Fund - Class B
Mutual Qualified Fund - Class C
Mutual Qualified Fund - Class Z

Mutual Beacon Fund - Class A
Mutual Beacon Fund - Class B
Mutual Beacon Fund - Class C
Mutual Beacon Fund - Class Z

Mutual European Fund - Class A
Mutual European Fund - Class B
Mutual European Fund - Class C
Mutual European Fund - Class Z

Mutual Financial Services Fund - Class A
Mutual Financial Services Fund - Class B
Mutual Financial Services Fund - Class C
Mutual Financial Services Fund - Class Z

Mutual Discovery Fund - Class A
Mutual Discovery Fund - Class B
Mutual Discovery Fund - Class C
Mutual Discovery Fund - Class R
Mutual Discovery Fund - Class Z

Mutual Shares Fund - Class A
Mutual Shares Fund - Class B
Mutual Shares Fund - Class C
Mutual Shares Fund - Class R
Mutual Shares Fund - Class Z


Shares of each class represent proportionate interests in each Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of Mutual Series for matters that affect Mutual Series as a whole. Additional series may be offered in the future.


Mutual Series has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

Mutual Series does not intend to hold annual shareholder meetings. Mutual Series or a series of Mutual Series may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of April 1, 2004, the principal shareholders of the Funds, beneficial or of record, were:

                                                  PERCENTAGE
NAME AND ADDRESS                     SHARE CLASS       %
------------------------------------------------------------
BEACON
The Manufacturers Life Ins. Co. USA      A          21.43
250 Bloor St. E. 7E Floor
Toronto Ontario
Canada M4W 1E5

FINANCIAL SERVICES
The Northern Trust Company as            A           5.51
Trustee FBO A G Edwards Retirement
and Profit Sharing Plan - DV
P.O. Box 92994
Chicago, IL  60675-2994

QUALIFIED
Transamerica Life Insurance &            A           5.81
Annuity Co.
1150 S. Olive St. Ste. T-10-05
Los Angeles, CA  90015

MUTUAL SHARES
AUSA Life Insurance Company Inc.         R           5.88
P.O. Box 30368
Los Angeles, CA  90030-0368

Transamerica Life Insurance &            R           6.13
Annuity Co.
1150 S. Olive St. Ste. T-10-05
Los Angeles, CA  90015

Franklin Templeton Founding Funds        Z           5.57
Allocation Fund
Franklin Templeton Fund Allocator
Series
500 E. Broward Blvd. 13th Fl.
Fort Lauderdale, FL  33394-3091

DISCOVERY
NFSC FEBO                                A           5.48
FIIOC as Agent for Qualified
Employee Benefit Plans 401(k)
FINOPS-IC Funds
100 Magellan Way KW1C
Covington, KY 41015

The Manufacturers Life Ins. Co. USA      A          10.78
250 Bloor St. E. 7E Floor
Toronto Ontario
Canada M4W 1E5

ING Insurance & Annuity Co.              R          6.55
Separate Account F
151 Farmington Ave.
Hartford, CT  06156-0001

Franklin Templeton Bank & Trust TTEE     R          5.24
for Defined Contributions Svcs.
Truly Nolan of America Inc.
PS and Savings Pln.
P.O. Box 2438
Rancho Cordova, CA  95741-2438

EUROPEAN
Charles Schwab & Co. Inc.                A          10.04
FBO SPS Advantage
101 Montgomery St.
San Francisco, CA  94104-4122



From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of April 1, 2004, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------


The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.


For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Funds should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Funds, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.


DEALER COMPENSATION Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND In the case of redemption requests, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Funds permit the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders ("Fund/SERV"), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Funds, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, each Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should a Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

A Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.


PRICING SHARES
-------------------------------------------------------------------------------

When you buy and sell shares, you pay and receive the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Funds calculate the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, each Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager.

Each Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.


Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which each Fund's NAV is not calculated. Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.


Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Funds may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Funds' shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Funds for acting as underwriter of the Funds' Class Z shares.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of Fund shares quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


The average annual total returns before taxes for the indicated periods ended December 31, 2003, were:

                          1 YEAR (%)     5 YEARS (%)  10 YEARS (%)
-------------------------------------------------------------------
CLASS Z
Beacon                     29.44           10.28        12.71
Financial Services/1       30.23           15.10         N/A
Mutual Shares              26.62            9.45        12.51
Qualified                  30.50            9.86        12.54
Discovery                  31.55           11.58        13.26
European/2                 32.84           14.44         N/A

1. Financial Services commenced operations on August 19, 1997. The average annual total return before taxes from inception was 16.77%.
2. European commenced operations on July 3, 1996. The average annual total return before taxes from inception was 15.27%.


The following SEC formula was used to calculate these figures:
                                        n
                                  P(1+T) = ERV

where:

P    =   a hypothetical initial payment of $1,000

T    =   average annual total return

n    =   number of years

ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation).The average annual total returns after taxes on distributions for the indicated periods ended December 31, 2003, were:

                         1 YEAR (%)    5 YEARS (%)   10 YEARS (%)
-------------------------------------------------------------------
CLASS Z
Beacon                     28.92          7.99          9.88
Financial Services/1       29.58         13.39          N/A
Mutual Shares              26.10          7.25          9.57
Qualified                  29.92          7.73          9.72
Discovery                  30.98          9.34         10.61
European/2                 32.39         11.74          N/A

1. Financial Services commenced operations on August 19, 1997. The average annual total return after taxes on distributions from inception was 15.17%.
2. European commenced operations on July 3, 1996. The average annual total return after taxes on distributions from inception was 12.61%.

The following SEC formula was used to calculate these figures:
                                       n
                                 P(1+T) = ATV
                                             D
where:

P    =    a hypothetical initial payment of $1,000
T    =    average annual total return (after taxes on distributions)
n    =    number of years
ATV  =    ending value of a hypothetical $1,000 payment made at the beginning
   D of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). The average annual total returns after taxes on distributions and redemptions for the indicated periods ended December 31, 2003, were:

                       1 YEAR (%)    5 YEARS (%)   10 YEARS (%)
-----------------------------------------------------------------
CLASS Z
Beacon                   19.35          7.71          9.55
Financial Services/1     20.47         12.24          N/A
Mutual Shares            17.46          7.02          9.29
Qualified                20.05          7.46          9.43
Discovery                20.89          8.84         10.14
European/2               22.06         11.01          N/A

1. Financial Services commenced operations on August 19, 1997. The average annual total return after taxes on distributions and sale of fund shares from inception was 13.93%.
2. European commenced operations on July 3, 1996. The average annual total return after taxes on distributions and sale of fund shares from inception was 11.88%.

The following SEC formula was used to calculate these figures:
                                       n
                                 P(1+T) = ATV
                                             DR
where:

P    =   a hypothetical initial payment of $1,000

T    =   average annual total return (after taxes on distributions and redemptions)

n    =   number of years

ATV  =   ending value of a hypothetical $1,000 payment made at the
   DR beginning of each period at the end of each period, after taxes on fund distributions and redemption

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended December 31, 2003, were:

                       1 YEAR (%) 5 YEARS (%) 10 YEARS (%)
-----------------------------------------------------------
CLASS Z
Beacon                  29.44       63.14        230.95
Financial Services/1    30.23       102.04        N/A
Mutual Shares           26.62       57.06        224.97
Qualified               30.50       60.05        225.93
Discovery               31.55       72.96        247.33
European/2              32.84       96.26         N/A

1. Financial Services commenced operations on August 19, 1997. The cumulative total return from inception was 168.32%.
2. European commenced operations on July 3, 1996. The cumulative total return from inception was 190.14%.


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the Funds as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.


COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:


o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization-weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.


o Wilshire 5000 Total Market Index - measures the performance of all U.S.-headquartered equity securities with readily available price data. Over 6,500 capitalization weighted security returns are used to adjust the index.

o Lipper Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Thomson Financial - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.


o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.


o  Historical data supplied by the research departments of Credit Suisse
   First Boston, LLC, J.P. Morgan Chase & Co., Citigroup Global Markets, Merrill Lynch, and Lehman Brothers(R).


o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Funds may include a discussion of certain attributes or benefits to be derived from an investment in the Funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.


Advertisements or information also may compare a Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.


MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.


Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $351 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 104 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.




                        FRANKLIN MUTUAL SERIES FUND INC.
                               File Nos. 33-18516
                                    811-5387
                                    FORM N-1A
                                     PART C
                                Other Information

ITEM 23. EXHIBITS. The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

(a)   Articles of Incorporation

      (i)  Articles of Incorporation dated November 12, 1987 Filing:
           Post-Effective Amendment No. 22 to Registration Statement on Form N-1A File No. 33-18516 Filing Date: April 30, 1997

      (ii) Articles of Amendment dated December 29, 1987

     (iii) Articles of Amendment dated July 18, 1991

      (iv) Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 1997

       (v) Articles Supplementary dated January 26, 1996 Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 1997

      (vi) Articles Supplementary dated June 12, 1996

     (vii) Articles of Amendment dated October 31, 1996

    (viii) Articles of Amendment (Name Change) dated October 31, 1996

      (ix) Articles Supplementary dated October 31, 1996

       (x) Articles Supplementary dated December 23, 1996

      (xi) Articles Supplementary dated January 30, 1997

     (xii) Articles Supplementary dated August 19, 1997

    (xiii) Articles of Amendment dated December 23, 1998

     (xiv) Articles Supplementary dated December 23, 1998

      (xv) Articles Supplementary dated December 27, 2001

(b) By-laws

      (i)  By-Laws
           Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 1997

(c)   Instruments Defining Rights of Security Holders

      Not Applicable

(d)   Investment Advisory Contracts

      (i) Investment Advisory Agreement between Franklin Mutual Advisers, LLC and Registrant on behalf of Mutual Shares Fund dated April 1, 1999
           Filing: Post Effective Amendment No. 28 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 28, 2000

      (ii) Investment Advisory Agreement between Franklin Mutual Advisers, LLC and Registrant on behalf of Mutual Qualified Fund dated April 1, 1999
           Filing: Post Effective Amendment No. 28 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 28, 2000

    (iii) Investment Advisory Agreement between Franklin Mutual Advisers, LLC and Registrant on behalf of Mutual Beacon Fund dated April 1, 1999
           Filing: Post Effective Amendment No. 28 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 28, 2000

     (iv) Investment Advisory Agreement between Franklin Mutual Advisers, LLC and Registrant on behalf of Mutual Discovery Fund dated April 1, 1999

     (v) Investment Advisory Agreement between Franklin Mutual Advisers, LLC and Registrant on behalf of Mutual European Fund dated April 1, 1999
           Filing: Post Effective Amendment No. 28 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 28, 2000

     (vi) Investment Advisory Agreement between Franklin Mutual Advisers, LLC and Registrant on behalf of Mutual Financial Services Fund dated April 1, 1999
           Filing: Post Effective Amendment No. 28 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 28, 2000

(e)   Underwriting Contracts

     (i) Forms of Dealer Agreements effective as of March 1, 1998 between Franklin/Templeton Distributors, Inc. and Securities Dealers Filing:Post-Effective Amendment No. 28 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 28, 2000

      (ii) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated October 31, 2000 Filing:Post-Effective Amendment No. 29 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 28, 2001

    (iii)  Dealer Agreements between Franklin Templeton
           Distributions , Inc. and securities dealers dated November 1, 2003

(f)   Bonus or Profit Sharing Contracts

           Not Applicable

(g)   Custodian Agreements

      (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
           Filing: Post-Effective Amendment No. 26 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: December 24, 1998

      (ii) Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
           Filing: Post-Effective Amendment No. 26 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: December 24, 1998

     (iii) Amendment dated February 27, 1998 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
           Filing: Post-Effective Amendment No. 26 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: December 24, 1998

      (iv) Amendment dated September 2, 2003 to Exhibit A of the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

       (v) Amendment dated May 16, 2001 to Master Custody Agreement between Registrant and Bank of New
           York dated February 16, 1996
           Filing: Post-Effective Amendment No. 30 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: December 20, 2001

      (vi) Amended and Restated Foreign Custody Manager Agreement between the Registrant and Bank of New York made as of May 16, 2001 Filing:
           Post-Effective Amendment No. 30 to Registration Statement on Form N-1A File No. 33-18516 Filing Date: December 20, 2001

     (vii) Amendment dated September 2003 to Schedule 1 of the Foreign Custody Manager Agreement

    (viii) Amendment dated October 6, 2003 to Schedule 2 of the Foreign Custody Manager Agreement

(h)        Other Material Contracts

      (i) Administration Agreement between Franklin Templeton Services, LLC and Registrant on behalf of Mutual Shares Fund dated January 1, 2001
           Filing: Post-Effective Amendment No. 29 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 2001

      (ii) Administration Agreement between Franklin Templeton Services, LLC and Registrant on behalf of Mutual Qualified Fund dated January 1,
           2001
           Filing: Post-Effective Amendment No. 29 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 2001

     (iii) Administration Agreement between Franklin Templeton Services, LLC and Registrant on behalf of Mutual Beacon Fund dated January 1, 2001
           Filing: Post-Effective Amendment No. 29 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 2001

      (iv) Administration Agreement between Franklin Templeton Services, LLC and Registrant on behalf of Mutual Discovery Fund dated January 1, 2001
           Filing: Post-Effective Amendment No. 29 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 2001

      (v) Administration Agreement between Franklin Templeton Services, LLC and Registrant on behalf of Mutual European Fund dated January 1, 2001
           Filing: Post-Effective Amendment No. 29 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 2001

     (vi) Administration Agreement between Franklin Templeton Services, LLC and Registrant on behalf of Mutual Financial Services Fund dated
           January 1, 2001
           Filing: Post-Effective Amendment No. 29 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 2001

(i)   Legal Opinion

      (i)  Opinion and Consent of Counsel dated February 5, 1999 Filing:
           Post-Effective Amendment No. 27 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: March 2, 1999

(j)   Other Opinions

      (i)  Consent of Ernst & Young LLP, Independent Auditors

(k)   Omitted Financial Statements

           Not Applicable

(l)   Initial Capital Agreements

      (i)  Form of Subscription Agreement by Sole Shareholder Filing:
           Post-Effective Amendment No. 22 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 1997

(m)   Rule 12b-1 Plan

      (i) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual Financial Services Fund - Class A and Franklin Templeton/Distributors, Inc. dated August 19, 1997
           Filing: Post-Effective Amendment No. 24 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: February 19, 1998

     (ii) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual Shares Fund - Class A and Franklin
           Templeton/Distributors, Inc. dated November 1, 1996
           Filing: Post-Effective Amendment No. 21 to the
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: February 3, 1997

    (iii) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual Beacon Fund - Class A and Franklin/Templeton Distributors, Inc. dated November 1, 1996
           Filing: Post-Effective Amendment No. 21 to the
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: February 3, 1997

     (iv) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual Qualified Fund - Class A and Franklin
           Templeton/Distributors, Inc dated November 1, 1996
           Filing: Post-Effective Amendment No. 21 to the
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: February 3, 1997

     (v) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual Discovery Fund - Class A and Franklin/Templeton Distributors, Inc. dated November 1, 1996
           Filing: Post-Effective Amendment No. 21 to the
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: February 3, 1997

     (vi) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual European Fund - Class A and Franklin/Templeton Distributors, Inc. dated November 1, 1996
           Filing: Post-Effective Amendment No. 21 to the
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: February 3, 1997

    (vii) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual Shares Fund - Class B and Franklin/Templeton Distributors,Inc. dated October 25, 1998
           Filing: Post-Effective Amendment No. 27 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: March 2, 1999

    (viii) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual Qualified Fund - Class B and Franklin/Templeton Distributors,Inc. dated October 25, 1998
           Filing: Post-Effective Amendment No. 27 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: March 2, 1999

     (ix) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual Discovery Fund - Class B and Franklin/Templeton Distributors,Inc. dated October 25, 1998
           Filing: Post-Effective Amendment No. 27 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: March 2, 1999

      (x) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual Beacon Fund - Class B and Franklin/Templeton Distributors,Inc. dated October 25, 1998
           Filing: Post-Effective Amendment No. 27 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: March 2, 1999

     (xi) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual European Fund - Class B and Franklin/Templeton Distributors,Inc. dated October 25, 1998
           Filing: Post-Effective Amendment No. 27 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: March 2, 1999

    (xii) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual Financial Services Fund - Class B and
           Franklin/Templeton Distributors,Inc. dated October 25, 1998
           Filing: Post-Effective Amendment No. 27 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: March 2, 1999

   (xiii) Class C Distribution Plan pursuant to Rule 12b-1 between the Registrant and Franklin/Templeton Distributors, Inc. dated October 31, 2000
           Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 2001

    (xiv) Class R Distribution Plan on behalf of Mutual Discovery Fund and Mutual Shares Fund dated January 1, 2002
           Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: December 20, 2001

(n)   Rule 18f-3 Plan

     (i) Multiple Class Plan on behalf of Mutual Shares Fund dated October 8, 2001 Filing: Post-Effective Amendment No. 30 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: December 20, 2001

     (ii) Multiple Class Plan dated October 25, 1998 on behalf of Mutual Qualified Fund
           Filing: Post-Effective Amendment No. 27 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: March 2, 1999

     (iii) Multiple Class Plan on behalf of Mutual Discovery Fund dated October 8, 2001
           Filing: Post-Effective Amendment No. 30 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: December 20, 2001

     (iv) Multiple Class Plan dated October 25, 1998 on behalf of Mutual Beacon Fund
           Filing: Post-Effective Amendment No. 27 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: March 2, 1999

     (v) Multiple Class Plan dated October 25, 1998 on behalf of Mutual European Fund
           Filing: Post-Effective Amendment No. 27 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: March 2, 1999

     (vi) Multiple Class Plan dated October 25, 1998 on behalf of Mutual Financial Services Fund
           Filing: Post-Effective Amendment No. 27 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: March 2, 1999

(p)   Code of Ethics

(i)   Code of Ethics dated May 2003

(q)   Power of Attorney

           (i) Power of Attorney dated February 24, 2004

Item 24    Persons Controlled by or under Common Control with the Fund

           None

Item 25  Indemnification

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of Investment Adviser

          The officers and directors of the Registrant's manager also serve as officers and directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' Investment Manager (SEC File 801-53068), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 27.   Principal Underwriters

a) Franklin/Templeton Distributors, Inc., (Distributors), also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Capital Growth Fund
Franklin Custodian Funds, Inc.
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin Mutual Recovery Fund
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Templeton Variable Insurance Products Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.

b) The information required by this item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No.8-5889).

c) Not applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 28.   Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of Franklin Mutual Series Fund Inc., located at 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078, or at Franklin Templeton Investor Services, LLC, One Franklin Parkway, San Mateo, California 94403-1906.

Item 29.   Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 30.   Undertakings

Not Applicable



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 28th day of April, 2004.


                             FRANKLIN MUTUAL SERIES FUND INC.
                             (Registrant)

                              By: /S/ DAVID P. GOSS
                                  -----------------
                                  David P. Goss
                                  Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

David J. Winters*                 Chairman of the Board, President
-----------------                 and Chief Executive Officer-
David J. Winters                  Investment Management
                                  Dated: April 28, 2004


Jimmy D. Gambill*                 Chief Executive Officer-Finance
-----------------                 and Administration
Jimmy D. Gambill                  Dated: April 28, 2004


Diomedes Loo-Tam*                 Chief Financial Officer and
-----------------                 Treasurer
Diomedes Loo-Tam                  Dated: April 28, 2004


Edward I. Altman*                 Director
-----------------                 Dated: April 28, 2004
Edward I. Altman

Ann Torre Grant*                  Director
----------------                  Dated: April 28, 2004
Ann Torre Grant

Burton J. Greenwald*              Director
--------------------              Dated: April 28, 2004
Burton J. Greenwald

William J. Lippman*               Director
-------------------               Dated: April 28, 2004
William J. Lippman

Bruce A. MacPherson*              Director
--------------------              Dated: April 28, 2004
Bruce A. MacPherson

Fred R. Millsaps*                 Director
-----------------                 Dated: April 28, 2004
Fred R. Millsaps

Charles Rubens II*                Director
------------------                Dated: April 28, 2004
Charles Rubens II

Leonard Rubin*                    Director
--------------                    Dated: April 28, 2004
Leonard Rubin

Anne M. Tatlock*                  Director
----------------                  Dated: April 28, 2004
Anne M. Tatlock


Robert E. Wade*                   Director
---------------                   Dated: April 28, 2004
Robert E. Wade


*By:  /S/ DAVID P. GOSS
      -----------------
      David P. Goss, Attorney-in-Fact
      (Pursuant to Powers of Attorney filed herein)



                        FRANKLIN MUTUAL SERIES FUND INC.
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX

EXHIBIT NO.           DESCRIPTION                             LOCATION
EX-99.(a)(i)        Articles of Incorporation                    *

EX-99.(a)(ii)       Articles of Amendment dated              Attached
                    December 29,1987

EX-99.(a)(iii)      Articles of Amendment dated              Attached
                    July 18, 1991

EX-99.(a)(iv)       Articles Supplementary dated                 *
                    September 18, 1992

EX-99.(a)(v)        Articles Supplementary dated                 *
                    January 26, 1996

EX-99.(a)(vi)       Articles Supplementary dated                 *
                    June 17, 1996

EX-99.(a)(vii)      Articles of Amendment dated              Attached
                    October 31, 1996

EX-99.(a)(viii)     Articles of Amendment (Name Change)      Attached
                    dated October 31, 1996

EX-99.(a)(ix)       Articles Supplementary dated             Attached
                    October 31, 1996

EX-99.(a)(x)        Articles Supplementary dated             Attached
                    December 23, 1996

EX-99.(a)(xi)       Articles Supplementary dated             Attached
                    January 30, 1997

EX-99.(a)(xii)      Articles Supplementary dated             Attached
                    August 19, 1997

EX-99.(a)(xiii)     Articles of Amendment dated              Attached
                    December 23, 1998

EX-99.(a)(xiv)      Articles Supplementary dated             Attached
                    December 23, 1998

EX-99.(a)(xv)       Articles Supplementary dated             Attached
                    December 27, 2001

EX-99.(b)(i)        By-Laws                                      *

EX-99.(d)(i)        Investment Advisory Agreement between        *
                    Franklin Mutual Advisers, LLC and Registrant on behalf of Mutual Shares Fund dated April 1, 1999

EX-99.(d)(ii)       Investment Advisory Agreement between        *
                    Franklin Mutual Advisers, LLC and Registrant on behalf of Mutual Qualified Fund dated April 1, 1999


EX-99.(d)(iii)      Investment Advisory Agreement between        *
                    Franklin Mutual Advisers, LLC and Registrant on behalf of Mutual Beacon Fund dated April 1, 1999

EX-99.(d)(iv)       Investment Advisory Agreement between     Attached
                    Franklin Mutual Advisers, LLC and
                    Registrant on behalf of
                    Mutual Discovery Fund dated April 1, 1999

EX-99.(d)(v)        Investment Advisory Agreement between        *
                    Franklin Mutual Advisers, LLC and Registrant on behalf of Mutual European Fund dated April 1, 1999

EX-99.(d)(vi)       Investment Advisory Agreement between        *
                    Franklin Mutual Advisers, LLC and Registrant on behalf of Mutual Financial Services Fund dated April 1, 1999


EX-99.(e)(i)        Forms of Dealer Agreements effective as      *
                    of March 1, 1998 between
                    Franklin/Templeton Distributors, Inc.
                    and dealers

EX-99.(e)(ii)       Amended and Restated Distribution            *
                    Agreement between Registrant and
                    Franklin/Templeton Distributors, Inc.
                    dated October 31, 2000

EX-99.(e)(iii)      Dealer Agreements between Franklin         Attached
                    Templeton Distributions , Inc. and
                    securities dealers
                    dated November 1, 2003

EX-99.(g)(i)        Master Custody Agreement between             *
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(g)(ii)       Amendment dated May 7, 1997 to Master        *
                    Custody Agreement between Registrant and
                    Bank of New York
                    dated February 16, 1996

EX-99.(g)(iii)      Amendment dated February 27, 1998 to         *
                    Master Custody Agreement
                    between Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(g)(iv)       Amendment dated September 2, 2003 to      Attached
                    Exhibit A of the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

EX-99.(g)(v)        Amendment dated May 16, 2001 to Master       *
                    Custody Agreement between
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(g)(vi)       Amended and Restated Foreign Custody         *
                    Manager Agreement between the
                    Registrant and Bank of New York made as
                    of May 16, 2001

EX-99.(g)(vii)      Amendment dated September 2003 to        Attached
                    Schedule 1 of the Foreign Custody
                    Manager Agreement

EX-99.(g)(viii)     Amendment dated October 6, 2003 to       Attached
                    Schedule 2 of the Foreign Custody
                    Manager Agreement

EX-99.(h)(i)        Administration Agreement between             *
                    Franklin Templeton Services, LLC and
                    Registrant on behalf of Mutual Shares Fund dated January 1, 2001

EX-99.(h)(ii)       Administration Agreement between             *
                    Franklin Templeton Services, LLC and
                    Registrant on behalf of Mutual Qualified Fund dated January 1, 2001

EX-99.(h)(iii)      Administration Agreement between             *
                    Franklin Templeton Services, LLC and
                    Registrant on behalf of Mutual Beacon Fund dated January 1, 2001

EX-99.(h)(iv)       Administration Agreement between             *
                    Franklin Templeton Services, LLC and
                    Registrant on behalf of Mutual Discovery Fund dated January 1, 2001

EX-99.(h)(v)        Administration Agreement between             *
                    Franklin Templeton Services, LLC and
                    Registrant on behalf of Mutual European Fund dated January 1, 2001

EX-99.(h)(vi)       Administration Agreement between             *
                    Franklin Templeton Services, LLC and
                    Registrant on behalf of Mutual Financial
                    Services Fund
                    dated January 1, 2001

EX-99.(i)(i)        Opinion and Consent of Counsel               *

EX-99.(j)(i)        Consent of Ernst & Young LLP,             Attached
                    Independent Auditors

EX-99.(m)(i)        Distribution Plan pursuant to Rule           *
                    12b-1 between the Registrant on behalf of Mutual Financial Services Fund - Class A and
                    Franklin/Templeton Distributors, Inc.
                    dated August 19, 1997

EX-99.(m)(ii)       Distribution Plan pursuant to Rule           *
                    12b-1 between the Registrant on behalf of Mutual Shares Fund - Class A and
                    Franklin/Templeton Distributors, Inc.
                    dated August 19, 1997

EX-99.(m)(iii)      Distribution Plan pursuant to Rule           *
                    12b-1 between the Registrant on behalf of Mutual Qualified Fund - Class A and
                    Franklin/Templeton Distributors, Inc.
                    dated November 1, 1996

EX-99.(m)(iv)       Distribution Plan pursuant to Rule           *
                    12b-1 between the Registrant on behalf of Mutual Beacon Fund - Class A and
                    Franklin/Templeton Distributors, Inc.
                    dated November 1, 1996

EX-99.(m)(v)        Distribution Plan pursuant to Rule           *
                    12b-1 between the Registrant on behalf of Mutual Discovery Fund - Class A and
                    Franklin/Templeton Distributors, Inc.
                    dated November 1, 1996

EX-99.(m)(vi)       Distribution Plan pursuant to Rule           *
                    12b-1 between the Registrant on behalf of Mutual European Fund - Class A and
                    Franklin/Templeton Distributors, Inc.
                    dated November 1, 1996

EX-99.(m)(vii)      Distribution Plan pursuant to Rule           *
                    12b-1 between the Registrant on behalf of Mutual Shares Fund - Class B and
                    Franklin/Templeton Distributors,Inc.
                    dated October 25, 1998

EX-99.(m)(viii)     Distribution Plan pursuant to Rule           *
                    12b-1 between the Registrant on behalf of Mutual Qualified Fund - Class B and
                    Franklin/Templeton Distributors,Inc.
                    dated October 25, 1998

EX-99.(m)(ix)       Distribution Plan pursuant to Rule           *
                    12b-1 between the Registrant on behalf of Mutual Discovery Fund - Class B and
                    Franklin/Templeton Distributors,Inc.
                    dated October 25, 1998

EX-99.(m)(x)        Distribution Plan pursuant to Rule           *
                    12b-1 between the Registrant on behalf of Mutual Beacon Fund - Class B and
                    Franklin/Templeton Distributors,Inc.
                    dated October 25, 1998

EX-99.(m)(xi)       Distribution Plan pursuant to Rule           *
                    12b-1 between the Registrant on behalf of Mutual European Fund - Class B and
                    Franklin/Templeton Distributors,Inc.
                    dated October 25, 1998

EX-99.(m)(xii)      Distribution Plan pursuant to Rule           *
                    12b-1 between the Registrant on behalf of Mutual Financial Services Fund -
                    Class B and Franklin/Templeton Distributors, Inc.
                    dated October 25, 1998

EX-99.(m)(xiii)     Class C Distribution Plan pursuant to        *
                    Rule 12b-1 between the Registrant and
                    Franklin/Templeton Distributors, Inc.
                    dated October 31, 2000

EX-99.(m)(xiv)      Class R Distribution Plan on behalf of       *
                    Mutual Discovery Fund and
                    Mutual Shares Fund
                    dated January 1, 2002

EX-99.(n)(i)        Multiple Class Plan on behalf of Mutual      *
                    Shares Fund
                    dated October 8, 2001

EX-99.(n)(ii)       Multiple Class Plan dated October 25,        *
                    1998 on behalf of Mutual Qualified Fund

EX-99.(n)(iii)      Multiple Class Plan on behalf of Mutual      *
                    Discovery Fund dated October 8, 2001

EX-99.(n)(iv)       Multiple Class Plan dated October 25,        *
                    1998 on behalf of Mutual Beacon Fund

EX-99.(n)(v)        Multiple Class Plan dated October 25,        *
                    1998 on behalf of Mutual European Fund

EX-99.(n)(vi)       Multiple Class Plan dated October 25         *
                    1998 on behalf of
                    Mutual Financial Services Fund

EX-99.(p)(i)        Code of Ethics dated May 2003             Attached

EX-99.(q)(i)        Power of Attorney dated                   Attached
                    February 24, 2004

*  Incorporated by reference